UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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MSG NETWORKS INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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JAMES L. DOLAN

Executive Chairman

Notice of Annual Meeting and

Proxy Statement

Dear Stockholder:

You are cordially invited to attend our annual meeting of stockholders which is being held on Thursday, December 7, 2017 at 10:00 a.m. Eastern Time at The Paley Center for Media, located at 25 West 52nd Street, New York, NY 10019.

In addition to the matters described in the proxy statement, we will report on the Company’s activities and you will have an opportunity to ask questions.

I look forward to seeing you at the meeting. Your vote is important to us. Stockholders may vote by using a toll-free telephone number, by Internet or by mailing a proxy card. If you choose to vote by mail, please sign, date and return the proxy card in the postage-paid envelope that is provided.

Sincerely yours,

James L. Dolan

Executive Chairman

October 27, 2017

MSG NETWORKS INC., 11 PENNSYLVANIA PLAZA, NEW YORK, NY 10001

PROXY STATEMENT

NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of

MSG Networks Inc.

The Annual Meeting of Stockholders of MSG Networks Inc. will be held at The Paley Center for Media, located at 25 West 52nd Street, New York, NY on Thursday, December 7, 2017, at 10:00 a.m. Eastern Time to consider and vote upon the following proposals:

1.	Election of directors.

2.	Ratification of the appointment of our independent registered public accounting firm.

3.	An advisory vote on the compensation of our named executive officers.

4.	An advisory vote on the frequency of future advisory votes on the compensation of our named executive officers.

5.	Conduct such other business as may be properly brought before the meeting.

Only stockholders of record on October 13, 2017 may vote at the meeting.

Your vote is important to us. Even if you plan on attending the annual meeting in person, we recommend that you vote as soon as possible by telephone, by Internet or by signing, dating and returning the proxy card in the postage-paid envelope provided.

An admission ticket will be required if you wish to attend the annual meeting in person. For more details, please see “General Information — How do I attend the 2017 annual meeting in person and what identification must I show?”

By order of the Board of Directors,

LAWRENCE J. BURIAN Executive Vice President, General Counsel and Secretary

New York, New York

October 27, 2017

- i -

- ii -

PROXY STATEMENT SUMMARY

This summary highlights selected information in the proxy statement. Please review the entire proxy statement and our Annual Report on Form 10-K for the fiscal year ended June 30, 2017 before voting.

VOTING ITEMS AND BOARD RECOMMENDATIONS

Proposals		Board Recommendation

Proposal 1	Election of directors	FOR

Proposal 2	Ratification of the appointment of our independent registered public accounting firm	FOR

Proposal 3	An advisory vote on the compensation of the Company’s named executive officers	FOR

Proposal 4	An advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers	EVERY THREE YEARS

COMPANY OVERVIEW

MSG Networks Inc., an industry leader in sports production, and content development and distribution, owns and operates two award-winning regional sports and entertainment networks, MSG Network and MSG+, and a live streaming and video on demand platform, MSG GO. For more than 40 years, we have been a pioneer in regional sports television, setting a standard of excellence, creativity and technological innovation. Today, our exclusive award-winning programming continues to be a valuable differentiator for our viewers, advertisers and the cable, satellite, telephone and other platforms that distribute our networks. Our networks are widely distributed throughout our territory, which includes all of New York State and significant portions of New Jersey and Connecticut, as well as parts of Pennsylvania. Our networks are also carried nationally by certain distributors on sports tiers or in similar packages.

CORPORATE GOVERNANCE AND BOARD PRACTICES

Our Board of Directors (the “Board”) has adopted Corporate Governance Guidelines (the “Governance Guidelines”) and practices to promote the functioning of the Board and its committees to serve the best interests of all our stockholders. Several of our practices are highlighted below.

✓	Annual election of directors, with all directors serving one-year terms
✓

Board composition to include a broad range of skills, experience, industry knowledge, diversity of opinion and contacts relevant to the Company’s business that serves the interests of the holders of both our Class A Common Stock and Class B Common Stock

✓	Board self-assessments conducted at least annually to assess the mix of skills and experience that directors bring to the Board to facilitate an effective oversight function
✓	Robust director nomination criteria to ensure a diversity of viewpoints, background and expertise in the boardroom
✓	Regular executive sessions of independent directors
✓	Independent Board committees, with each of the Audit Committee and Compensation Committee comprised 100% of independent directors
✓	Restricted stock units subject to holding requirement through end of service on the Board

DIRECTOR NOMINEES

The Board has nominated 12 director candidates. Of the 12 nominees, three are Class A nominees and nine are Class B nominees. All director candidates have been nominated for a term to expire at the 2018 annual meeting of the Company’s stockholders and once their successors have been elected and qualified.

Our Class A nominees are elected by holders of Class A Common Stock:

•

All Class A Directors are independent and collectively have significant business leadership experience, finance and accounting experience, government service experience, operational and strategic planning experience, management and legal experience, and extensive knowledge of the sports, sports media, television and entertainment industries.

Our Class B nominees are elected by holders of Class B Common Stock:

•

Class B Directors collectively have significant industry and business leadership experience, finance and accounting experience, operational and strategic planning experience, management and legal experience, and unmatched institutional knowledge of the Company.

Our Board believes that the Company and its stockholders benefit from the combination of Class A and Class B Directors’ perspectives, institutional knowledge, and their collective deep business and investment experience.

Detailed information about each director’s background, skills and qualifications can be found under “Proposal 1 – Election of Directors.”

Class A Director Nominees	Class B Director Nominees
Joseph J. Lhota	James L. Dolan	Paul J. Dolan	Wilt Hildenbrand
Joel M. Litvin	William J. Bell	Quentin F. Dolan	Hank J. Ratner
John L. Sykes	Charles F. Dolan	Thomas C. Dolan	Brian G. Sweeney

EXECUTIVE COMPENSATION PROGRAM

The Company is an industry leader in sports production and content development and distribution and competes for talent among a wide array of media and entertainment companies. Our named executive officers (“NEOs”) have substantial and meaningful professional experience in the industry in which the

Company operates. The Company places great importance on its ability to attract, retain, motivate and reward experienced NEOs who can continue to drive our business objectives and achieve strong financial, operational and stock price performance.

Executive Compensation Principles:
✓	Significant portion of compensation opportunity should be at-risk
✓	Long-term performance incentives should generally outweigh short-term performance incentives
✓	Executive officers should be aligned with stockholders through equity compensation
✓	Compensation structure should enable the Company to attract, retain, motivate and reward best talent

Elements of Compensation & Performance Objectives

The Company compensates its NEOs through salary, annual incentive awards, long-term incentive awards, perquisites and benefit programs. Our annual and long-term incentive programs provide performance-based incentives for our NEOs tied to key financial and strategic measures that drive long-term stockholder value and reward sustained achievement of the Company’s key financial goals. The Company considers Company revenue and adjusted operating income, or “AOI,” to be the key measures of the Company’s operating performance. As such, our Compensation Committee has incorporated these performance measures into our incentive plans, along with other specific strategic and operating measures.

The table below summarizes the current elements of our compensation program and how each element supports the Company’s compensation objectives. For more information on our executive compensation program and policies, please see “Compensation and Discussion and Analysis.”

Component		Performance Link		Description
Base Salary	Cash	• Fixed level of compensation, determined primarily based on performance and experience • Intended to compensate NEOs for day-to-day services performed
Annual Incentive	Cash	Financial (80%)	Company Revenue (30%)	• Performance-based cash incentive opportunity • Designed to be based on the achievement of pre-defined financial and strategic performance measures approved by the Compensation Committee(1)
Company AOI (70%)
		Strategic (20%)	Strategic Objectives
Long-Term Incentive	All NEOs excluding Executive Chairman(2)
	Performance Stock Units (50%)	Company Revenue (30%)

•    Financial performance targets are pre-determined by the Compensation Committee and reflect our long-term financial goals

•    Performance stock units cliff-vest to the extent that financial targets measured over a three-year performance period are achieved

Company AOI (70%)
	Restricted Stock Units (50%)	Stock Price Performance		• Establish direct alignment with our stock price and stockholder interests • Restricted stock units vest ratably over three years
Executive Chairman only(2)
	Performance- Based Stock Options (50%)	Company Revenue (30%)

•    Financial performance targets are pre-determined by the Compensation Committee and reflect our long-term financial goals

•    Performance stock options cliff-vest to the extent that financial targets measured over a three-year performance period are achieved

Company AOI (70%)
	Time-Based Stock Options (50%)	Stock Price Performance		• Establish direct alignment with our stock price and stockholder interests • Time-based options vest ratably over three years

(1)	For a full description of the bonus program for our NEOs, see “Compensation and Discussion and Analysis — Elements of Our Compensation Program — Annual Cash Incentives.”

(2)	As contemplated by his employment agreement, Mr. Dolan receives stock options in lieu of restricted stock units and performance stock units. Half of the stock options are subject to performance-based vesting conditions, with the same performance conditions that are used for performance stock units; half of the stock options are subject to time-based vesting, with the same vesting schedule that is used for restricted stock units.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 7, 2017

GENERAL INFORMATION

COMPANY OVERVIEW

MSG Networks Inc., a Delaware corporation, is a holding company and conducts substantially all of its operations through its subsidiaries. Our Class A Common Stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “MSGN.” As a result, we are subject to certain of the NYSE corporate governance listing standards.

The Company was incorporated on July 29, 2009 as an indirect, wholly-owned subsidiary of Cablevision Systems Corporation (“Cablevision”). On February 9, 2010, Cablevision spun off the Company (the “Cablevision Distribution”) and the Company acquired the subsidiaries of Cablevision that owned, directly and indirectly, all of the partnership interests in MSG Holdings, L.P.

MSG Networks was formerly known as “The Madison Square Garden Company.” We changed our name to MSG Networks Inc. on September 30, 2015 (the “MSG Distribution Date”) in connection with the distribution of all of the outstanding common stock of MSG Spinco, Inc. (now known as The Madison Square Garden Company and referred to herein as “MSG”) to our stockholders (the “MSG Distribution”). Pursuant to the MSG Distribution, MSG acquired the entertainment and sports businesses previously owned and operated by the Company through its MSG Entertainment and MSG Sports business segments, including the arenas and other venues previously owned, leased or operated by the Company as well as the Company’s interests in various joint ventures.

PROXY STATEMENT MATERIALS

These proxy materials are provided in connection with the solicitation of proxies by our Board for the Annual Meeting of Stockholders to be held at 10:00 a.m. Eastern Time on Thursday, December 7, 2017, at The Paley Center for Media, which is located at 25 West 52nd Street, New York, NY.

In this Proxy Statement, the words “Company,” “we,” “us,” “our” and “MSG Networks” refer to MSG Networks Inc., a Delaware corporation. This Proxy Statement is being sent to stockholders on or about October 27, 2017. Unless otherwise indicated, references to “2017,” the “2017 fiscal year” and the “year ended June 30, 2017” refer to the Company’s fiscal year ended on June 30, 2017.

QUESTIONS AND ANSWERS YOU MAY HAVE ABOUT OUR ANNUAL MEETING AND VOTING

Who may vote at the annual meeting?

Holders of our Class A common stock, par value $0.01 per share (“Class A Common Stock”) and holders of our Class B common stock, par value $0.01 per share (“Class B Common Stock,” together with Class A Common Stock, collectively, “Company Stock”) as recorded in our stock register at the close of business on October 13, 2017, may vote at the meeting. On October 13, 2017, there were 61,648,035 shares of Class A Common Stock and 13,588,555 shares of Class B Common Stock outstanding. Each share of Class A Common Stock has one vote per share and holders will be voting for the election of three candidates to the Board. Each share of Class B Common Stock has ten votes per share and holders will be voting for the election of nine candidates to the Board. As a result of their ownership of all of the shares of our Class B Common Stock, members of the Charles F. Dolan family and certain related family entities, have the power to elect all of the directors to be elected by the holders of our Class B Common Stock, and to approve Proposals 2, 3 and 4 regardless of how other shares are voted.

Why did I receive a Notice of Annual Meeting and Internet Availability of Proxy Materials instead of a full set of proxy materials?

Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), the Company has elected to provide access to its proxy materials by Internet. Accordingly, the Company has sent a Notice of Annual Meeting and Internet Availability of Proxy Materials to our stockholders. All stockholders have the ability to access the proxy materials on the website referred to in the Notice of Annual Meeting and Internet Availability of Proxy Materials or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials by Internet or to request a printed copy may be found in the Notice of Annual Meeting and Internet Availability of Proxy Materials. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically. If you previously chose to receive proxy materials electronically, you will continue to receive access to these materials via email unless you otherwise elect. The Company encourages stockholders who have not already done so to take advantage of the availability of the proxy materials on the Internet to help reduce the cost and the environmental impact of the annual meeting.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record.    If your shares are registered directly in your name with the Company’s transfer agent, Wells Fargo Shareowner Services, you are considered a stockholder of record with respect to those shares, and the Notice of Annual Meeting and Internet Availability of Proxy Materials was sent directly to you by the Company. If you request printed copies of the proxy materials by mail, you will also receive a proxy card.

Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm,

bank, broker-dealer or other similar organization, then you are a beneficial owner of shares held in “street name,” and the Notice of Annual Meeting and Internet Availability of Proxy Materials was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to instruct that organization how to vote the shares held in your account. If you requested printed copies of the proxy materials by mail, you will receive a voting instruction form from that organization.

What votes need to be present to hold the annual meeting?

In order to carry on the business of the annual meeting, we need a majority of the votes represented by the outstanding shares eligible to vote on October 13, 2017 to be present, in person or by proxy. This is known as a “quorum.” If voting on a particular action is by class, a majority of the votes represented by the outstanding shares of such class constitutes a quorum for such action. Abstentions and broker non-votes (described below) are considered present for purposes of determining a quorum.

How do I vote?

You may vote in advance of the annual meeting by telephone, Internet or mail by following the instructions provided on the Notice of Annual Meeting and Internet Availability of Proxy Materials. If you choose to vote by mail, please sign, date and return the proxy card in the postage-paid envelope provided. You may also vote in person or by legal proxy at the meeting. Even if you plan to attend the annual meeting in person, the Board strongly recommends that you submit a proxy to vote your shares in advance so that your vote will be counted if you later decide not to attend the annual meeting.

Can my broker vote my shares without instructions from me?

If you are a beneficial owner whose shares are held of record by a brokerage firm, bank, broker-dealer or other similar organization, you must instruct them how to vote your shares. Please use the voting instruction form provided to you by your brokerage firm, bank, broker-dealer or other similar organization to direct them how to vote your shares. If you do not provide voting instructions, your shares will not be voted on the election of directors or any other proposal on which the brokerage firm, bank, broker-dealer or other similar organization does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the brokerage firm, bank, broker-dealer or other similar organization can register your shares as being present at the annual meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under applicable rules.

If you are a beneficial owner whose shares are held of record by a brokerage firm, bank, broker-dealer or other similar organization, your brokerage firm, bank, broker-dealer or other similar organization has discretionary voting authority under applicable rules to vote your shares on the ratification of the appointment of KPMG LLP (“KPMG”) as the Company’s independent auditors (Proposal 2), even if the brokerage firm, bank, broker-dealer or other similar organization does not receive voting instructions from you. However, your brokerage firm, bank, broker-dealer or other similar organization does not have discretionary authority to vote on the (i) election of directors (Proposal 1) or (ii) advisory votes with respect to named executive officer compensation (Proposals 3 and 4) without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters.

What is the voting requirement to approve each of the proposals?

Election of directors by the holders of our Class A Common Stock requires the affirmative vote of the plurality of votes cast by holders of our Class A Common Stock. Election of directors by the holders of our Class B Common Stock requires the affirmative vote of the plurality of votes cast by holders of our Class B Common Stock. Approval of Proposals 2, 3 and 4 require the favorable vote of a majority of the votes cast by the holders of our Class A Common Stock and the holders of our Class B Common Stock, voting together as a single class. Abstentions and broker non-votes will not affect the outcome of the proposals because abstentions and broker non-votes are not considered votes cast. As a result of their ownership of all of the shares of our Class B Common Stock, members of the Charles F. Dolan family and certain related family entities have the power to elect all of the directors to be elected by the holders of our Class B Common Stock and to approve Proposals 2, 3 and 4 regardless of how other shares are voted. Proposals 3 and 4 are advisory votes only and are not binding on the Company.

Can I change my vote after I have voted?

Yes. If you are a stockholder of record, you may revoke your proxy and change your vote at any time before the final vote at the annual meeting. You may change your vote prior to the annual meeting by:

•

re-voting your shares by Internet or by telephone by following the instructions on the Notice of Annual Meeting and Internet Availability of Proxy Materials or proxy card (only your latest Internet or telephone proxy submitted prior to the annual meeting will be counted);

•	signing and returning a valid proxy card or voting instruction form with a later date;

•	delivering a written notice of revocation to the Company’s Secretary at 11 Pennsylvania Plaza, New York, NY 10001; or

•	attending the annual meeting and voting in person (but your attendance at the annual meeting will not automatically revoke your proxy unless you validly vote again at the annual meeting).

If your shares are held in a brokerage account by a broker, you should follow the instructions provided by your broker in order to change your vote.

How will my shares be voted at the annual meeting if I submit a proxy card?

The proxy materials, including the proxy card, are being solicited on behalf of the Board. The Company representatives appointed by the Board (the persons named on the proxy card, or, if applicable, their substitutes) will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted as the Board recommends, which is:

•	FOR the election of each of the Director nominees named in this proxy statement (Proposal 1);

•	FOR the ratification of the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending June 30, 2018 (Proposal 2);

•	FOR the approval, on an advisory basis, of the compensation of our NEOs (Proposal 3); and

•	FOR, on an advisory basis, future advisory votes on the compensation of our NEOs to be held every three years (Proposal 4).

Who participates in and pays for this solicitation?

The Company will bear the expense of preparing, printing and mailing this proxy statement and the accompanying materials. Solicitation of individual stockholders may be made by mail, personal interviews, telephone, facsimile, electronic delivery or other telecommunications by our executive officers and regular employees who will receive no additional compensation for such activities.

We have retained D.F. King & Co., Inc. to assist with the solicitation of proxies for a fee estimated not to exceed $20,000, plus reimbursement for out-of-pocket expenses. In addition, we will reimburse brokers and other nominees for their expenses in forwarding solicitation material to beneficial owners.

How do I attend the 2017 annual meeting in person and what identification must I show?

An admission ticket will be required if you plan to attend the annual meeting in person. To be admitted to the 2017 annual meeting, you must have been a stockholder at the close of business on the record date of October 13, 2017 or be the legal proxy holder or qualified representative of such stockholder. You must bring with you your admission ticket and a valid government-issued photo identification card (federal, state or local), such as a driver’s license or passport. Persons without an admission ticket and proper identification may be denied admission to the annual meeting. Registration will begin at 9:00 a.m. Eastern Time on the annual meeting date.

To obtain an admission ticket, go to www.proxyvote.com or call 1-844-318-0137 (toll-free) or 925-331-6070 (international). You will need to enter your 16-digit control number, which can be found on your Notice of Annual Meeting and Internet Availability of Proxy Materials, voting instruction form or proxy card. You may also request an admission ticket by calling the telephone number on your voting instruction form or proxy card. The deadline to obtain an admission ticket is 5:00 p.m. on November 30, 2017. If you have questions about admission to the annual meeting, please call 1-844-318-0137 (toll-free) or 925-331-6070 (international).

Please note that you will need your admission ticket to be admitted to the meeting whether you vote before or at the meeting, and regardless of whether you are a registered or beneficial stockholder. If you are attending the meeting as a proxy or qualified representative for a stockholder, you will need to bring your legal proxy or authorization letter in addition to your admission ticket and government-issued photo identification card.

Stockholders must provide advance written notice to the Company if they intend to have a legal proxy (other than the persons appointed as proxies on the Company’s proxy card) or a qualified representative attend the annual meeting on their behalf. The notice must include the name and address of the legal proxy or qualified representative and must be received by 5:00 p.m. on November 30, 2017 in order to allow enough time for the issuance of an admission ticket to such person. For further details, see “Other — Advance Notice of Proxy Holders and Qualified Representatives.”

Please note that cameras, video and audio recording equipment and other similar electronic devices, as well as large bags (including backpacks, handbags and briefcases) and packages will need to be checked at the door. Additionally, the Company may impose additional restrictions on items that must be checked at the door. To ensure the safety of all persons, attendees and bags may also be subject to security inspections.

What is “householding” and how does it affect me?

Stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials may receive only one copy of this Notice of Annual Meeting and Proxy Statement and Annual Report on Form 10-K for the fiscal year ended June 30, 2017 (the “2017 Form 10-K”) unless we are notified that one or more of these stockholders wishes to receive individual copies. This “householding” procedure will reduce our printing costs and postage fees.

Stockholders who participate in householding will continue to receive separate proxy cards. If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of this Notice of Annual Meeting and Proxy Statement and any accompanying documents, or if you hold MSG Networks stock in more than one account, and, in either case, you wish to receive only a single copy of each of these documents for your household, please contact Broadridge Householding Department, by calling their toll free number, 1-866-540-7095, or by writing to: Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717.

If you participate in householding and wish to receive a separate copy of this Notice of Annual Meeting and Proxy Statement and any accompanying documents, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Broadridge Householding Department as indicated above. You will be removed from the householding program within 30 days of receipt of your instructions, at which time you will then be sent separate copies of the documents.

If you are a beneficial owner, you can request information about householding from your broker, bank or other holder of record.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 7, 2017.

This Notice of Annual Meeting and Proxy Statement, the proxy card and the Company’s 2017 Form 10-K, along with instructions on how to obtain an admission ticket to attend the annual meeting in person, are available at www.proxyvote.com.

In accordance with the SEC rules, we are using the Internet as our primary means of furnishing proxy materials to our stockholders. Consequently, most of our stockholders will not receive paper copies of our proxy materials. Instead we are sending these stockholders a Notice of Annual Meeting and Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our proxy statement and 2017 Form 10-K, and voting by Internet. The Notice of Annual Meeting and Internet

Availability of Proxy Materials also provides information on how our stockholders may obtain paper copies of our proxy materials if they so choose. This makes the proxy distribution process more efficient and less costly, and helps conserve natural resources. If you previously elected to receive our proxy materials electronically, these materials will continue to be sent via email unless you change your election.

If you receive paper copies of our proxy materials and would like to sign up for electronic delivery via email or the Internet, please follow the instructions to vote by Internet at www.proxyvote.com and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

BOARD AND GOVERNANCE PRACTICES

OVERVIEW

The following section provides an overview of our Board and corporate governance practices.

Since the spin-off of our entertainment and sports businesses into a separate publicly traded company (The Madison Square Garden Company) in

September 2015, we have taken several actions to be responsive to stockholder feedback, including expanding our stockholder outreach efforts and enhancing our proxy disclosure to provide greater transparency to our stockholders.

CORPORATE GOVERNANCE PRACTICES

Our Board has adopted the Governance Guidelines and other practices to promote the functioning of the Board and its committees to serve the best interests of all our stockholders. The Governance Guidelines provide a framework for our governance practices, including:

✓	Annual election of directors, with all directors serving one-year terms

✓

Board composition to include a broad range of skills, experience, industry knowledge, diversity of opinion and contacts relevant to the Company’s business that serves the interests of the holders of both our Class A Common Stock and Class B Common Stock

✓	Board self-assessments conducted at least annually to assess the mix of skills and experience that directors bring to the Board to facilitate an effective oversight function

✓	Robust director nomination criteria to ensure a diversity of viewpoints, background and expertise in the boardroom
✓	Regular executive sessions of independent directors

✓	Independent Board committees, with each of the Audit Committee and the Compensation Committee comprised 100% of independent directors

✓	Restricted stock units subject to holding requirement through the end of service on the Board

Our Governance Guidelines set forth our practices and policies with respect to Board composition and selection, Board meetings, executive sessions of the Board, Board committees, the expectations we have of our directors, selection of the Executive Chairman and the President and Chief Executive Officer, management succession, Board and executive compensation, and Board self-assessment requirements. The full text of our Governance Guidelines may be viewed at our corporate website at www.msgnetworks.com under Investors — Corporate Governance. A copy may be obtained by writing to MSG Networks Inc., 11 Pennsylvania Plaza, New York, NY 10001; Attention: Corporate Secretary.

STOCKHOLDER ENGAGEMENT

Fostering long-term relationships with our stockholders is a priority for the Company. Engagement helps us gain insight into the issues most important to our stockholders, informing Board discussions and allowing us to consider investors’ views on a range of topics including corporate governance and executive compensation matters.

During the 2017 fiscal year, we engaged with holders of approximately 75% of our Class A Common Stock concerning our Board, governance and executive compensation practices, with the specific goal of seeking stockholder feedback. We greatly value the views of our stockholders, and look forward to continuing this dialogue.

BOARD LEADERSHIP STRUCTURE

Our Board has chosen to separate the roles of Executive Chairman and President and Chief Executive Officer. The Board believes that this is the optimal leadership structure as it recognizes both Mr. James L. Dolan’s senior executive role with the Company as well as his leadership position on the

Company’s Board while the Company is also able to benefit from the experience of its President and Chief Executive Officer, Ms. Andrea Greenberg, with responsibility for day-to-day management of the Company.

BOARD SELF-ASSESSMENT

The Board conducts an annual self-assessment to determine whether the Board and its committees are functioning effectively. Among other things, the Board’s self-assessment seeks input from the directors on whether they have the tools and access necessary to perform their oversight function as well as suggestions for improvement of the Board’s functioning. In addition, our Audit Committee and Compensation Committee each conducts its own annual self-assessment, which includes an assessment of the adequacy of their performance as compared to their respective charters.

EXECUTIVE SESSIONS OF NON-MANAGEMENT AND INDEPENDENT BOARD MEMBERS

Under our Corporate Governance Guidelines, our directors who are not also executive officers of our Company (the “non-management directors”) or our directors who are independent under the NYSE rules are required to meet regularly in executive sessions with no members of management present. If non-

management directors who are not independent participate in these executive sessions, the independent directors under the NYSE rules are required to meet separately in executive sessions at least once each year.

RISK OVERSIGHT

Our Board believes that risk oversight is an important Board responsibility. The Audit Committee takes the lead on behalf of the Board in this risk oversight role. The Audit Committee discusses guidelines and policies governing the process by which the Company’s management assesses and manages the Company’s exposure to risk, and discusses the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. The Compensation Committee considers the Company’s exposure to risk in establishing and implementing our executive compensation program. The Compensation Committee, with the assistance of its independent compensation consultant, reviewed the level of risk incentivized by the Company’s executive compensation program as well as incentive programs below the executive level. Based on this assessment and the executive compensation program’s emphasis on long-term performance, its close connection to Company-wide performance and its equity-based component designed to align the executive officers’ compensation with the Company’s long-term strategy and growth, the Compensation Committee determined that our executive compensation program does not create incentives for excessive risk-taking that are reasonably likely to have a material adverse effect on the Company.

COMMUNICATING WITH OUR DIRECTORS

Our Board has adopted policies designed to allow our stockholders and other interested parties to communicate with our directors. Any interested party who wishes to communicate directly with the Board or any director or the non-management directors as a group should send communications in writing to the Chairman of the Audit Committee, MSG Networks Inc., 11 Pennsylvania Plaza, New York, NY 10001.

Any person, whether or not an employee, who has a concern with respect to our accounting, internal accounting controls, auditing issues or other matters, may, in a confidential or anonymous manner, communicate those concerns to our Audit Committee by contacting the MSG Networks Integrity Hotline, which is operated by a third-party service provider, at 1-844-761-0392.

CODE OF CONDUCT AND ETHICS

Our Board has adopted a Code of Conduct and Ethics for our directors, officers and employees. A portion of this Code of Conduct and Ethics also serves as a code of conduct and ethics for our senior financial officers, including our principal accounting officer and controller. Among other things, our Code of Conduct and Ethics covers conflicts of interest, disclosure responsibilities, legal compliance, reporting and compliance with the Code of Conduct and Ethics, confidentiality, corporate opportunities, fair dealing, protection and proper use of Company assets and equal employment opportunity and harassment. The full text of the Code of Conduct and Ethics is available on our website at www.msgnetworks.com. In addition, a copy may be obtained by writing to MSG Networks Inc., 11 Pennsylvania Plaza, New York, NY 10001; Attention: Corporate Secretary.

DIRECTOR INDEPENDENCE

As a “controlled company” we have the right to elect not to comply with the corporate governance rules of the NYSE requiring: (i) a majority of independent directors on our Board, (ii) an independent corporate governance and nominating committee, and (iii) an independent compensation committee. Because of our status as a “controlled company” we have elected not to maintain a majority of independent directors on our Board or to have a corporate governance and nominating committee. We comply with the requirement for an independent compensation committee.

Our Board elected not to comply with the requirement for a majority of independent directors on our Board because of our voting structure. Under the terms of our Amended and Restated Certificate of Incorporation, as amended (“Certificate of Incorporation”), the holders of the Company’s Class B Common Stock have the right to elect up to 75% of the members of our Board and there is no requirement that any of those directors be independent or be chosen independently.

However, our Board has determined that each of the Class A director nominees is “independent” within the meaning of the rules of the NYSE and the SEC: Joseph J. Lhota, Joel M. Litvin and John L. Sykes. In reaching its determination, the Board considered following:

•

Mr. Lhota served as an Executive Vice President of the Company from 2010 to 2011 but he has had no relationship with the Company since 2011. Mr. Lhota is also nominated for election as a director of MSG at MSG’s 2017 annual meeting of stockholders. The Board determined that these relationships are not material to the Company and that Mr. Lhota is independent within the meaning of the rules of the NYSE and the SEC.

DIRECTOR NOMINATIONS

As permitted under the NYSE rules, we do not have a nominating committee and believe it is appropriate not to have one because of our stockholder voting structure. The Board nonetheless has established a nomination mechanism in our Corporate Governance Guidelines for the selection of nominees for election as directors by the holders of our Class A Common Stock (“Class A Directors”) and by the holders of our Class B Common Stock (“Class B Directors”). Nominees for election as Class A Directors are recommended to the Board by a majority of the independent Class A Directors then in office. Nominees for election as Class B Directors are recommended to our Board by a majority of the Class B Directors then in office. Our Certificate of Incorporation provides holders of the Company’s Class B Common Stock the right to elect up to 75% of the members of our Board and holders of our Class A Common Stock the right to elect 25% of the members of our Board.

DIRECTOR SELECTION

Our Board believes that each director nominee should be evaluated based on the skills needed on the Board and his or her individual merits, taking into account, among other matters, the factors set forth in our Corporate Governance Guidelines under “Board Composition” and “Selection of Directors.” Those factors include:

•	The desire to have a Board that encompasses a broad range of skills, expertise, industry knowledge, diversity of viewpoints, opinions, background and experience and contacts relevant to our business;

•	Personal qualities and characteristics, accomplishments and reputation in the business community;

•	Ability and willingness to commit adequate time to Board and committee matters; and

•	The fit of the individual’s skill and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of our Company.

The Class A Directors evaluate and recommend Class A Director candidates to the Board for nomination as Class A Directors and suggest individuals for the Board to explore in more depth. The Board also considers Class A Director nominees recommended by our stockholders. Nominees recommended by our stockholders are given consideration in the same manner as other nominees. Stockholders who wish to submit nominees for consideration by the Board for election at our 2018 annual meeting of our stockholders may do so by submitting in writing such nominees’ names, in compliance with the procedures and along with other information required by the Company’s Amended By-laws. See “Other Matters — Stockholder Proposals for 2018 Annual Meeting.”

The Class B Directors will consult from time to time with one or more of the holders of our Class B Common Stock to ensure that all Class B Director nominees recommended to the Board are individuals who will make a meaningful contribution as Board members and will be individuals likely to receive the approving vote of the holders of a majority of the outstanding Class B Common Stock. The Class B Directors do not intend to consider unsolicited suggestions of nominees by holders of our Class A Common Stock. We believe that this is appropriate in light of the voting provisions of our Certificate of Incorporation which provides the holders of our Class B Common Stock the exclusive right to elect our Class B Directors.

BOARD MEETINGS

The Board met four times during the fiscal year ended June 30, 2017 and all of the directors who were on the Board during such time attended at least 75% of the meetings of the Board and, as applicable, the committees of the Board on which he or she served.

We encourage our directors to attend annual meetings of our stockholders and believe that attendance at annual meetings is equally as important as attendance at Board and committee meetings. All of the directors, except one, attended the 2016 annual stockholders’ meeting.

COMMITTEES

Our board has two standing committees comprised solely of independent directors: the Audit Committee and the Compensation Committee.

Audit Committee

•	Members: Messrs. Lhota (Chair), Litvin and Sykes

•	Meetings during fiscal year ended June 30, 2017: 4

The primary purposes and responsibilities of our Audit Committee are to:

•	assist the Board in (i) its oversight of the integrity of our financial statements, (ii) its oversight of our compliance with legal and regulatory requirements, (iii) assessing our independent registered public accounting firm’s qualifications and independence, and (iv) assessing the performance of our internal audit function and independent registered public accounting firm;

•

appoint, compensate, retain and oversee the Company’s registered public accounting firm and pre-approve, or adopt appropriate procedures to pre-approve, all audit and non-audit services, if any, to be provided by the independent registered public accounting firm;

•	review and coordinate the agenda, scope, priorities, plan and authority of the internal audit function (which is currently provided through services from MSG);

•

establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by Company employees or any provider of accounting-related services of concerns regarding questionable accounting and auditing matters and review of submissions and treatment of any such complaints;

•	review and approve related party transactions that are required to be disclosed under SEC rules or that require such approval under the Company’s Related Party Transaction Approval Policy;

•	conduct and review with the Board an annual self-assessment of the Audit Committee;
•	prepare any report of the Audit Committee required by the rules and regulations of the SEC for inclusion in our annual proxy statement;

•	review and reassess the Audit Committee charter at least annually; and

•	report to the Board on a regular basis.

Our Board has determined that each member of our Audit Committee is “independent” within the meaning of the rules of both the NYSE and the SEC, and that each has not participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years and is able to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements. Our Board has also determined that Mr. Lhota is an “audit committee financial expert” within the meaning of the rules of the SEC.

Our Board has established a procedure whereby complaints or concerns with respect to accounting, internal controls, auditing and other matters may be submitted to the Audit Committee. This procedure is described under “Board and Governance Practices — Communicating with Our Directors.”

The text of our Audit Committee charter is available on our website at www.msgnetworks.com under Investors — Corporate Governance. A copy may be obtained by writing to MSG Networks Inc., Corporate Secretary, 11 Pennsylvania Plaza, New York, NY 10001.

Compensation Committee

•	Members: Messrs. Lhota, Litvin and Sykes (Chair)

•	Meetings during fiscal year ended June 30, 2017: 10

The primary purposes and responsibilities of our Compensation Committee are to:

•	establish our general compensation philosophy and, in consultation with management, oversee the development and implementation of compensation programs;
•

review and approve corporate goals and objectives relevant to the compensation of our President and Chief Executive Officer and our other executive officers who are required to file reports with the SEC under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (together with the President and Chief Executive Officer, the “Senior Employees”), evaluate the Senior Employees’ performance in light of these goals and objectives and determine and approve their compensation based upon that evaluation;

•	approve any new equity compensation plan or material changes to an existing plan;

•	oversee the activities of the committee or committees administering our retirement and benefit plans;

•

in consultation with management, oversee regulatory compliance with respect to compensation matters, including overseeing the Company’s policies on structuring compensation programs to preserve tax deductibility, and, as and when required, establishing performance goals and certifying that performance goals have been attained for purposes of Section 162(m) of the Internal Revenue Code, as amended (the “Code”);

•	determine and approve any severance or similar termination payments to be made to Senior Employees (current or former);

•	determine the components and amount of Board compensation and review such determinations from time to time in relation to other similarly situated companies;

•	prepare any reports of the Compensation Committee to be included in the Company’s annual proxy statement in accordance with the applicable rules and regulations of the SEC;

•	conduct and review with the Board an annual self-assessment of the Compensation Committee; and

•	report to the Board on a regular basis, but not less than annually.

The Compensation Committee reviews the performance of the Senior Employees, evaluates their performance in light of those goals and objectives and, either as a committee or together with any other independent directors (as directed by the Board) determines and approves the Senior Employees’ compensation level based on this evaluation. In determining the long-term incentive component of our President and Chief Executive Officer’s compensation, the Compensation Committee considers, among other factors, the Company’s performance and relative stockholder return, the value of similar incentive awards to Chief Executive Officers at comparable companies and the awards given to the President and Chief Executive Officer in past years. As discussed above, our Board has determined that each member of our Compensation Committee is “independent” under the rules of the NYSE.

The Compensation Committee may, in its discretion, delegate a portion of its duties and responsibilities to one or more subcommittees of the Compensation Committee. For example, the Compensation Committee may delegate the approval of certain transactions to a subcommittee consisting solely of members of the Compensation Committee who are (i) “non-employee directors” for the purposes of Rule 16b-3 of the Exchange Act, and (ii) “outside directors” for the purposes of Section 162(m) of the Code (“Section 162(m)”). The Compensation Committee has delegated the approval of certain Section 162(m)-related compensation decisions relating to granting, and determining the level of performance under, performance-based compensation to a subcommittee comprised of Messrs. Litvin and Sykes. The Compensation Committee may also engage outside compensation consultants to assist in the performance of its duties and responsibilities.

The text of our Compensation Committee charter is available on our website at www.msgnetworks.com. A copy may be obtained by writing to MSG Networks Inc., Corporate Secretary, 11 Pennsylvania Plaza, New York, NY 10001.

Compensation Committee Interlocks and Insider Participation

Messrs. Lhota, Litvin and Sykes serve as members of the Compensation Committee. Neither Mr. Litvin nor Mr. Sykes is a current or a former executive officer or employee of the Company. Mr. Lhota was an employee of the Company from June 2, 2010 to November 9, 2011.

Independent Committee

In addition to standing committees, the Company has adopted a policy whereby a committee of our Board consisting entirely of independent directors (an “Independent Committee”) will review and approve or take such other action as it may deem appropriate with respect to transactions involving the Company and its subsidiaries in which any director, executive officer, greater than 5% stockholder of the Company or any other “related person” (as defined in Item 404 of Regulation S-K adopted by the SEC) has or will have a direct or indirect material interest. This approval requirement covers any transaction that meets the related party disclosure requirements of the SEC as set forth in Item 404, which currently apply to transactions (or any series of similar transactions) in which the amount involved exceeds $120,000.

Our Board has also adopted a special approval policy for transactions with MSG and AMC Networks Inc. (“AMC Networks”) and their respective subsidiaries whether or not such transactions qualify as “related party” transactions described above. Under this policy, the Independent Committee oversees approval of all transactions and arrangements between the Company and its subsidiaries, on the one hand, and each of MSG and its subsidiaries and AMC Networks and its subsidiaries, on the other hand, in which the amount exceeds $120,000. To simplify the administration of the approval process under this policy, the Independent Committee may, where appropriate, establish guidelines for certain of these transactions.

Currently, and throughout our fiscal year ended June 30, 2017, our Audit Committee (which consisted solely of Class A Directors) served as the Independent Committee under the above policies. For a further discussion of the scope of these policies, see “Related Party Transaction Approval Policy.”

Other Committee Matters

Our Amended By-Laws permit the Board to form an Executive Committee of the Board which would have the power to exercise all of the powers and authority of the Board in the management of the business and affairs of the Company, except as limited by the Delaware General Corporation Law. Our Board has not formed an Executive Committee, although it could do so in the future.

DIRECTOR COMPENSATION

The following table describes the components of our non-management directors’ compensation program in effect during the fiscal year ended June 30, 2017:

Compensation Element(1)	Compensation
Annual Cash Retainer	$50,000
Annual Equity Retainer(2)	$110,000
Annual Committee Retainer Fee	$5,000
Annual Committee Chair Fee	$10,000
Meeting Fees	$2,000 per meeting (in person) $500 per meeting (by telephone)

(1)	A director who is a Company employee receives no compensation for serving as a director.

(2)

Each director receives an annual grant of restricted stock units determined by dividing the value of the annual equity retainer by the 20-trading day average closing price on the day prior to the annual meeting of our stockholders. Restricted stock units are fully vested on the date of grant but remain subject to a holding requirement until the first business day following 90 days after service on the Board ceases (other than in the event of a director’s death, in which case they are settled as soon as practicable), at which time they are settled in stock or, at the Compensation Committee’s election, in cash. Such compensation is made pursuant to the Company’s 2010 Stock Plan for Non-Employee Directors, as amended, which was most recently approved by the Company’s stockholders on December 11, 2015 and is administered by the Compensation Committee.

Director Compensation Table

The table below summarizes the total compensation paid to or earned by each person who served as a non-management director during the fiscal year ended June 30, 2017. Directors who are employees of the

Company receive no compensation for service as directors and are therefore not identified in the table below.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total ($)
William J. Bell	55,000	115,551	—	—	—	—	170,551
Eugene F. DeMark(4)	44,500	115,551	—	—	—	—	160,051
Charles F. Dolan	55,000	115,551	—	—	—	—	170,551
Paul J. Dolan	55,000	115,551	—	—	—	—	170,551
Quentin F. Dolan	53,500	115,551	—	—	—	—	169,051
Thomas C. Dolan	53,500	115,551	—	—	—	—	169,051
Wilt Hildenbrand	53,500	115,551	—	—	—	—	169,051
Joseph J. Lhota(5)	46,917	115,551	—	—	—	—	162,468
Joel M. Litvin	82,500	115,551	—	—	—	—	198,051
Hank J. Ratner	55,000	115,551	—	—	—	—	170,551
Brian G. Sweeney	53,500	115,551	—	—	—	—	169,051
John L. Sykes	84,500	115,551	—	—	—	—	200,051

(1)

These amounts represent retainer, committee and board meeting fees earned during the fiscal year ended June 30, 2017. The amounts reported do not include any reasonable out-of-pocket expenses incurred in attending meetings for which the Company reimburses each non-management director.

(2)

This column reflects the grant date fair market value of 5,387 restricted stock units granted on December 15, 2016 to each non-management director, as calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. The values reflected in this column differ from the $110,000 value set forth in our directors’ compensation program because the value calculated under ASC Topic 718 differs from the 20-trading day average used to determine the number of shares granted to directors.

(3)

For each non-management director, the aggregate number of restricted stock units held as of June 30, 2017 is as follows: William J. Bell, 11,756 units; Charles F. Dolan, 29,336 units; Paul J. Dolan, 11,756 units; Quentin F. Dolan, 11,756 units; Thomas C. Dolan, 29,336 units; Wilt Hildenbrand, 20,957 units; Joseph J. Lhota, 5,387 units; Joel M. Litvin, 11,756 units; Hank J. Ratner, 11,756 units; Brian G. Sweeney, 29,336 units; and John L. Sykes, 12,666 units.

(4)	Mr. DeMark did not stand for re-election at last year’s annual meeting of the Company’s stockholders, and therefore his service on the Board concluded as of December 15, 2016.

(5)	Mr. Lhota was elected a director on December 15, 2016.

PROPOSAL 1 — ELECTION OF DIRECTORS

The Board has nominated 12 directors for re-election to the Board at this year’s annual meeting.

Of the 12 director nominees, three are to be elected by the holders of our Class A Common Stock and nine are to be elected by the holders of our Class B Common Stock. All 12 nominees have been nominated for a term to expire at the 2018 annual meeting of the Company’s stockholders and until their successors have been elected and qualified.

The Company representatives appointed by the Board (the persons named on the proxy card, or, if applicable, their substitutes) will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted to elect each of the director nominees below, as applicable, based on whether you are a holder of Class A Common Stock or Class B Common Stock. Information on each of our nominees is given below.

Each director nominee listed below has consented to being named in this proxy statement and has agreed to serve if elected. However, if a nominee for election as a director by the holders of our Class A Common Stock becomes unavailable before the election or for good cause will not serve, the persons named on the Class A proxy card would be authorized to vote for a replacement director nominee for election as a director by the holders of our Class A Common Stock if the Board names one. If a nominee for election as a director by the holders of our Class B Common Stock becomes unavailable before the election or for good cause will not serve, the persons named in the Class B proxy card would be authorized to vote for a replacement director nominee for election as a director by the holders of our Class B Common Stock if the Board names one.

The Board unanimously recommends that you vote FOR each of the following candidates:

JOSEPH J. LHOTA – Age 63

Class A Director since December 15, 2016

Committee Membership: Audit (Chair), Compensation

Other Public Company Directorships: None

Career Highlights

Mr. Lhota is the Senior Vice President, Vice Dean and Chief of Staff at NYU Langone Medical Center since 2014 and Chairman and Chief Executive Officer of the New York Metropolitan Transportation Authority (“MTA”) since June 2017. In 2013, Mr. Lhota was a candidate for Mayor of the City of New York. He previously served as Chairman and Chief Executive Officer of the MTA from 2011 to 2012. Mr. Lhota was Executive Vice President of the Company from June 2, 2010 to November 9, 2011 and Executive Vice President of Cablevision from 2002 to 2010. Mr. Lhota was also the New York City Deputy Mayor for Operations from 1997 to 2001 and New York City

Budget Director from 1995 to 1997. Mr. Lhota was an investment banker from 1980 to 1994. Prior to that, he was a Senior Accountant with Arthur Andersen & Co. Mr. Lhota previously served as a director and the chairman of the audit committee of FirstAviation Services, Inc. from 2002 until it became a private company in 2015, and a director of Cablevision from 2014 until its sale in June 2016.

Key Skills & Experience

In light of Mr. Lhota’s experience as a former executive of the Company, his experience as a senior executive and director of other public companies, his knowledge of the industry, his government service (including leading a major governmental organization) and his experience as an investment banker and accountant, our Board has concluded that Mr. Lhota should serve as a director of the Company.

JOEL M. LITVIN – Age 58

Class A Director since September 30, 2015

Committee Membership: Audit, Compensation

Other Public Company Directorships: None

Career Highlights

Mr. Litvin was the President, League Operations, of the NBA from 2006 until his retirement on September 1, 2015. As the NBA’s President, League Operations, he managed several core areas of the day-to-day operations of the NBA, including the league’s security, player development, social responsibility and legal functions. Mr. Litvin also managed, on behalf of the NBA Board of Governors, franchise matters such as revenue sharing, team sales and financings, relocations and the NBA’s ownership and debt policies. Mr. Litvin initially joined the NBA as a staff attorney in 1988 and also served as Senior Vice President and General Counsel from 1999 to 2000 and Executive Vice President, Legal and Business Affairs, from 2000 to 2006. Mr. Litvin began his professional career at the New York law firm of Willkie Farr &

Gallagher, where he worked on several matters for Major League Baseball. Mr. Litvin currently serves as a member of the Board of Trustees of the Naismith Basketball Hall of Fame and the Board of Directors of Hunger Free America. He is also a co-founder and Director of Animal Defense Partnership, a non-profit organization that provides legal and other professional services to organizations devoted to defending animals from cruelty in all forms.

Key Skills & Experience

In light of Mr. Litvin’s more than 27 years of business experience at the NBA (including as the chief NBA league office liaison to the NBA Board of Governors), his extensive knowledge about the sports and sports media businesses, his management and legal experience, and his service on the board of a charitable institution, our Board has concluded that Joel M. Litvin should serve as a director of the Company.

JOHN L. SYKES – Age 62

Class A Director since August 5, 2015

Committee Membership: Audit, Compensation (Chair)

Other Public Company Directorships: None

Career Highlights

Mr. Sykes is the President of Entertainment Enterprises for iHeartMedia, Inc. (formerly CC Media Holdings, Inc.), a global media and entertainment company, since January 2012. In his role at iHeartMedia, Mr. Sykes is responsible for developing new business partnerships and platforms across a range of media, including broadcast television, digital video platforms and live events, as well as creating value for iHeartMedia’s advertisers and key partners. Mr. Sykes is the co-executive producer of six annual iHeartRadio live events that are broadcast on network television. He also worked with iHeartMedia in a consulting role during 2011. Prior to joining iHeartMedia, Mr. Sykes was affiliated with the Pilot Group, a private equity and venture firm, from 2008 to 2011. He was a core member of the team at Viacom, Inc. that launched MTV Networks in 1981. During his more than 20-year tenure at Viacom, Mr. Sykes served as President of New Network Development for MTV from 2005 to 2008, Chairman and CEO of Infinity Broadcasting Corporation (now CBS Radio) from 2002 to 2005 and President of the VH1 Cable Television Network from 1994 to 2002. Mr. Sykes also serves on the boards of Shazam Mobile, Critical Content, the Robin Hood Foundation, the Rock and Roll Hall of Fame, If Only and Syracuse University’s Newhouse School of Communications.

Key Skills & Experience

In light of Mr. Sykes’s 36 years of business and management experience, his extensive experience in the media, television and entertainment industries and his service on the boards of other companies and charitable institutions, our Board has concluded that John L. Sykes should serve as a director of the Company.

JAMES L. DOLAN – Age 62

Class B Director since July 29, 2009

Committee Membership: None

Other Public Company Directorships: The Madison Square Garden Company, AMC Networks

Career Highlights

Mr. Dolan is a director and the Executive Chairman of the Company since July 29, 2009. He also assumed the responsibilities of the President and Chief Executive Officer of the Company from March 15, 2015 to July 15, 2015. Mr. Dolan has also served as a director and the Executive Chairman of MSG since March 4, 2015. Mr. Dolan was Chief Executive Officer of Cablevision from October 1995 until its sale in June 2016. He was President of Cablevision from June 1998 to April 2014; Chief Executive Officer of Rainbow Media Holdings, Inc., a former subsidiary of Cablevision, from September 1992 to October 1995; and Vice President of Cablevision from 1987 to September 1992. In addition to MSG,

Mr. Dolan also serves as a director of AMC Networks and previously served as a director of Cablevision until its sale in June 2016. James L. Dolan is the son of Charles F. Dolan, the father of Quentin F. Dolan, the brother of Thomas C. Dolan, the brother-in-law of Brian G. Sweeney and the cousin of Paul J. Dolan.

Key Skills & Experience

In light of his experience in various positions with Cablevision, including as its Chief Executive Officer, his experience in various positions with the Company and its predecessors since 1999 and MSG since the MSG Distribution, including as Executive Chairman of the Company and MSG, as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company, AMC Networks, MSG and Cablevision, our Board has concluded that James L. Dolan should serve as a director of the Company.

CHARLES F. DOLAN – Age 91

Class B Director since July 29, 2009

Committee Membership: None

Other Public Company Directorships: The Madison Square Garden Company, AMC Networks

Career Highlights

Mr. Dolan is a director and the Executive Chairman of AMC Networks since June 2011. He served as the Chairman of Cablevision from 1985 until its sale in June 2016. He was Chief Executive Officer of Cablevision from 1985 to October 1995. Mr. Dolan founded and acted as the General Partner of Cablevision’s predecessor from 1973 to 1985 and established Manhattan Cable Television in 1961 and Home Box Office in 1971. In addition to AMC Networks, Mr. Dolan serves as a director of MSG, and previously served as a director of Cablevision until its sale in June 2016. Charles F. Dolan is the father of James L. Dolan and Thomas C. Dolan, father-in-law of Brian G. Sweeney, the grandfather of Quentin F. Dolan and the uncle of Paul J. Dolan.

Key Skills & Experience

In light of his experience in the cable television and cable programming industries, as well as his experience as founder of Cablevision, his previous service as Chairman and Chief Executive Officer of Cablevision and its predecessors, as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company, AMC Networks, MSG, and Cablevision, our Board has concluded that Charles F. Dolan should serve as a director of the Company.

WILLIAM J. BELL – Age 77

Class B Director since September 30, 2015

Committee Membership: None

Other Public Company Directorships: AMC Networks

Career Highlights

Mr. Bell was a consultant to Cablevision from 2005 to 2014. He also held various positions at Cablevision and its predecessor beginning in 1979, including as Cablevision’s Vice Chairman and Chief Financial Officer until 2004. Mr. Bell is a director of AMC

Networks since June 2011. Mr. Bell also serves as a director of the Lustgarten Foundation.

Key Skills & Experience

In light of Mr. Bell’s broad experience in the cable and programming industries for the past 40 years, as well as his experience in various positions with Cablevision and its predecessor, including as its former Vice Chairman and Chief Financial Officer, our Board has concluded that William J. Bell should serve as a director of the Company.

PAUL J. DOLAN – Age 59

Class B Director since September 30, 2015

Committee Membership: None

Other Public Company Directorships: J.M. Smucker Company

Career Highlights

Mr. Dolan is the Chairman and Chief Executive Officer of the Cleveland Indians Major League Baseball (“MLB”) team since 2010. Mr. Dolan was President of the Cleveland Indians from 2004 to 2010 and Vice President and General Counsel from 2000 to 2004. Mr. Dolan has served on multiple committees of the MLB and is currently on the MLB’s Long Range Planning Committee, Ownership Committee and Diversity and Inclusion Committee. Mr. Dolan has been a director and member of the Executive Compensation Committee of the J.M. Smucker Company since 2006, and as of August 15, 2017, serves as the Chair of the Executive Compensation Committee. Mr. Dolan also currently serves as a director of Dix & Eaton, a privately owned communications and public relations firm, and previously served as a director of Cablevision until its sale in June 2016. Mr. Dolan was Chairman and Chief Executive Officer of Fast Ball Sports Productions, a sports media company, from 2006 through 2012. Paul J. Dolan is the nephew of Charles F. Dolan, a cousin by marriage of Brian G. Sweeney, and the cousin of James L. Dolan, Thomas C. Dolan and Quentin F. Dolan.

Key Skills & Experience

In light of his extensive business and management experience in the sports and media industries, his experience as a member of Cablevision’s founding family, the knowledge and experience he has gained about the Company’s business and the contributions he has made during his tenure as a director of the Company and of Cablevision, and his service on the board of another public company, our Board has concluded that Paul J. Dolan should serve as a director of the Company.

QUENTIN F. DOLAN – Age 23

Class B Director since September 30, 2015

Committee Membership: None

Other Public Company Directorships: None

Career Highlights

Mr. Dolan is a student at New York University. Mr. Dolan has held internship positions at Grubman Shire & Meiselas, P.C. and Azoff MSG Entertainment, LLC. Quentin F. Dolan is the son of James L. Dolan, the grandson of Charles F. Dolan, the nephew of Thomas C. Dolan and Brian G. Sweeney, and the cousin of Paul J. Dolan.

Key Skills & Experience

In light of the knowledge and experience he has gained about the Company’s business and the contributions he has made during his tenure as a director of the Company as well as being a member of the third generation of Cablevision’s founding family, our Board has concluded that Quentin F. Dolan should serve as a director of the Company.

THOMAS C. DOLAN – Age 65

Class B Director since February 9, 2010

Committee Membership: None

Other Public Company Directorships: The Madison Square Garden Company, AMC Networks

Career Highlights

Mr. Dolan was the Executive Vice President, Strategy and Development, Office of the Chairman of Cablevision from September 2008 until its sale in June 2016. He was Chief Executive Officer of Rainbow Media Corp. from April 2004 to April 2005; Executive Vice President and Chief Information Officer of Cablevision from October 2001 until April 2005; Senior Vice President and Chief Information Officer of Cablevision from February 1996 to October 2001; Vice President and Chief Information Officer of Cablevision from July 1994 to February 1996; General Manager of Cablevision’s East End Long Island cable system from November 1991 to July 1994 and System

Manager of Cablevision’s East End Long Island cable system from August 1987 to October 1991. Mr. Dolan currently serves as a director of AMC Networks and MSG and previously served as a director of Cablevision until its sale in June 2016. Thomas C. Dolan is the son of Charles F. Dolan, the brother of James L. Dolan, the brother-in-law of Brian G. Sweeney, the uncle of Quentin F. Dolan, and the cousin of Paul J. Dolan.

Key Skills & Experience

In light of his experience as a member of Cablevision’s founding family and in various positions with Cablevision, as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company, AMC Networks, MSG and Cablevision, our Board has concluded that Thomas C. Dolan should serve as a director of the Company.

WILT HILDENBRAND – Age 70

Class B Director since November 30, 2011

Committee Membership: None

Other Public Company Directorships: The Madison Square Garden Company

Career Highlights

Mr. Hildenbrand was a Senior Advisor of Customer Care, Technology and Networks for Cablevision from January 2013 until its sale in June 2016. He also served in various other roles at Cablevision including: Senior Advisor of Engineering and Technology from March 2006 to January 2013; Executive Vice President of Engineering and Technology from January 2000 to March 2006;

Senior Vice President of Technology from January 1998 to January 2000; Vice President of Engineering Support and Customer Relations from October 1986 to January 1998; and previously served as Director of Engineering for Rainbow Media Holdings, Inc., a former subsidiary of Cablevision, from July 1979 to October 1986. Mr. Hildenbrand serves as a director of MSG.

Key Skills & Experience

In light of his experience in various positions at Cablevision and his familiarity with the Company and MSG, our Board has concluded that Wilt Hildenbrand should serve as a director of the Company.

HANK J. RATNER – Age 58

Class B Director since September 30, 2015

Committee Membership: None

Other Public Company Directorships: None

Career Highlights

Mr. Ratner is President and CEO and a member of the board of Independent Sports and Entertainment (“ISE”), an integrated sports, media, entertainment and management company that represents athletes in the NBA, NFL and MLB, since May 2016. Previously, Mr. Ratner was the Vice Chairman of Cablevision from December 2002 until its sale in June 2016. Mr. Ratner previously served as Vice Chairman of the Company from February 2014 until January 2015, and President and Chief Executive Officer of the Company from July 2009 to February 2014. Mr. Ratner previously served in various roles at Rainbow Media (the name of AMC Networks while it was a subsidiary of Cablevision), including: Vice Chairman from June 2002 to June 2011; director from April 1997 to September 2003; Chief Operating

Officer from October 1999 to June 2002; Chief Operating Officer and Secretary from October 1998 to October 1999; Executive Vice President and Secretary from October 1997 to October 1998; and Executive Vice President, Legal & Business Affairs and Secretary from July 1993 to October 1997. Mr. Ratner also serves as a director of the Garden of Dreams Foundation and Co-Chairman of the board of Winview Games, a Silicon Valley-based startup focused on mobile two-screen synchronized televised sports games for prizes in the United States.

Key Skills & Experience

In light of his experience in various positions with the Company and its predecessors, including as the Company’s Vice Chairman and President and Chief Executive Officer, and the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company and Vice Chairman of Cablevision, our Board has concluded that Hank J. Ratner should serve as a director of the Company.

BRIAN G. SWEENEY – Age 53

Class B Director since February 9, 2010

Committee Membership: None

Other Public Company Directorships: The Madison Square Garden Company, AMC Networks

Career Highlights

Mr. Sweeney served as the President of Cablevision from April 2014 and President and Chief Financial Officer of Cablevision from March 2015 until its sale in June 2016. Previously, Mr. Sweeney served in various other roles at Cablevision, including: Senior Executive Vice President, Strategy and Chief of Staff from January 2013 to April 2014; Senior Vice President — Strategic Software Solutions from June 2012 to January 2013; and Senior Vice President — eMedia from January 2000 to June 2012.

Mr. Sweeney serves as a director of AMC Networks and MSG and previously served as a director of Cablevision until its sale in June 2016. Brian G. Sweeney is the son-in-law of Charles F. Dolan, the brother-in-law of James L. Dolan and Thomas C. Dolan, the uncle of Quentin F. Dolan, and the cousin by marriage of Paul J. Dolan.

Key Skills & Experience

In light of his experience in various positions with Cablevision, as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company, AMC Networks, MSG and Cablevision, our Board has concluded that Brian G. Sweeney should serve as a director of the Company.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee, comprised of independent members of the Board, has appointed KPMG as our independent registered public accounting firm (the independent auditors) with respect to our operations for the fiscal year ending June 30, 2018. KPMG will audit our financial statements for the fiscal year ending June 30, 2018. Representatives of KPMG will be present at the annual meeting. Those representatives will have the opportunity to make a statement if they desire to do so and will answer appropriate questions. Even if the selection is ratified, the Audit Committee may, in its discretion, select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

We are asking that you ratify the appointment of KPMG, although your ratification is not required. Approval of this proposal requires the favorable vote of the majority of the votes cast by the holders of our Class A Common Stock and Class B Common Stock, voting together as a single class. In accordance with our Certificate of Incorporation, holders of our Class A Common Stock will have one vote per share and holders of our Class B Common Stock will have ten votes per share.

The Board unanimously recommends that you vote FOR this proposal.

AUDIT COMMITTEE MATTERS

The following table provides information about fees for services rendered by KPMG, our independent registered public accounting firm, for our fiscal years ended June 30, 2017 and June 30, 2016, respectively:

	Fiscal Year Ended June 30,
	2017	2016
Audit fees(1)	$929,500	$1,049,000
Audit-related fees(2)	$126,390	$809,475
Tax fees(3)	$11,875	$788,562
All other fees	—	—

(1)

Audit fees billed to the Company in the fiscal years ended June 30, 2017 and 2016 consisted of services for work arising from the Company’s consolidated 2017 fiscal year financial statement audit and consolidated 2016 fiscal year financial statement audit.

(2)

Audit-related fees billed to the Company in the fiscal years ended June 30, 2017 and 2016 consisted of certain contractually-required audits and other audit support services. Audit-related fees billed to the Company in the fiscal year ended June 30, 2016 also included services relating to the separation of MSG from the Company pursuant to the MSG Distribution.

(3)

Tax fees billed to the Company in the fiscal years ended June 30, 2017 and 2016 consisted of advisory and compliance services relating to federal and state tax matters. In the fiscal year ended June 30, 2016, tax advisory services also included services related to the separation of MSG from the Company pursuant to the MSG Distribution.

The Audit Committee’s policy requires that the Audit Committee pre-approve audit and non-audit services performed by the independent registered public accounting firm. The Audit Committee may delegate its pre-approval authority to its Chairman provided that any such services are subsequently ratified by the entire Audit Committee. In addition, the Chief Financial Officer may pre-approve the engagement of the independent registered public accounting firm for audit-related, tax and non-audit services not to exceed $50,000 per engagement provided that such engagement does not impair the external auditor’s independence and is ratified by the Audit Committee at the next Audit Committee meeting. All of the services for which fees were disclosed were pre-approved under the Audit Committee’s pre-approval policy.

REPORT OF AUDIT COMMITTEE

The Audit Committee assists the Board in its oversight of the Company’s financial reporting, internal controls, and audit functions. As set forth in the charter of the Audit Committee, management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, the Company’s accounting and financial reporting principles, and the Company’s internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company’s Internal Audit function is provided to the Company by the Internal Audit Department of MSG through an agreement with MSG. The Internal Audit function provides the Audit Committee and management an independent review function, including reviewing and evaluating the adequacy, effectiveness, and quality of the Company’s system of internal controls.

The Company’s independent registered public accounting firm, KPMG, is responsible for auditing the Company’s financial statements and internal controls over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and expressing an opinion on the conformity of the consolidated financial statements to U.S. generally accepted accounting principles (“U.S. GAAP”) and on the effectiveness of the Company’s internal control over financial reporting.

In the performance of its oversight function, the Audit Committee has reviewed and discussed with management and KPMG the audited financial statements and its evaluation of the Company’s internal control over financial reporting. The Audit Committee discussed with KPMG the matters required to be discussed pursuant to PCAOB Auditing

Standard No. 16 (Communications with Audit Committees). The Audit Committee received the written disclosures and the letter from KPMG required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee regarding independence, and the Audit Committee discussed with KPMG the firm’s independence. All audit and non-audit services performed by KPMG must be specifically approved by the Audit Committee or by its Chairman (and subject to ratification by the full committee).

As part of its responsibilities for oversight of the risk management process, the Audit Committee has reviewed and discussed the Company’s risk assessment and risk management framework, including discussions of individual risk areas as well as a summary of the overall process.

The Audit Committee discussed with the Company’s Internal Audit function and KPMG, the overall scope of and plans for their respective audits. For the fiscal year ended June 30, 2017, the Audit Committee met with the head of the Internal Audit Department of MSG (who oversees the provision of internal audit services to the Company under an agreement with MSG) and representatives of KPMG, in regular and executive sessions, to discuss the results of their examinations related to the Company, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting and compliance programs.

Based upon the reports, reviews and discussions described in this report, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s 2017 Form 10-K that was filed with the SEC.

Members of the Audit Committee

Joseph J. Lhota (Chair)

Joel M. Litvin

John L. Sykes

LETTER FROM THE COMPENSATION COMMITTEE

Dear Fellow Stockholder,

We thank you for your continued support of MSG Networks. We wish to share with you how the Compensation Committee continues to evolve our executive compensation program and practices to support our long-term strategic goals and drive stockholder value creation. The Compensation Committee regularly reviews our compensation structure against the following four over-arching principles that we believe are core to pay and performance alignment and appropriately motivate our executive officers:

•	A significant portion of each executive officer’s compensation is at risk based on Company and stock performance;

•	Long-term incentives comprise a greater proportion of total compensation than short-term incentives;

•	Equity compensation is a meaningful component and establishes direct alignment of interests between executive officers and our stockholders; and

•	We can attract, retain, motivate and reward the best talent in a competitive industry.

The Compensation Committee also seeks to include the input of our stockholders in the regular evaluation of our programs. During the 2017 fiscal year, management of the Company engaged with holders of approximately 75% of our Class A Common Stock to discuss our Board, governance and compensation practices, with the specific goal of seeking stockholder feedback. Management shares the results of such discussions with the Compensation Committee.

In the 2017 fiscal year, as a direct result of stockholder feedback and the Compensation Committee’s regular review of our programs, we have made a number of enhancements that we believe further align our compensation practices with our long-term strategy and the interests of our stockholders, including the adoption of an anti-pledging policy and enhanced disclosure in our Compensation Discussion & Analysis.

Further detail on our compensation program and these changes are included in the Compensation Discussion & Analysis that follows. We are committed to maintaining a compensation structure that aligns pay with performance and effectively motivates our executive officers to continue driving long-term value creation for our stockholders. We welcome continued stockholder feedback on our executive compensation practices and look forward to continued dialogue with you.

Members of the Compensation Committee

John L. Sykes (Chair)

Joseph J. Lhota

Joel M. Litvin

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis provides a discussion of our compensation philosophy and 2017 compensation for the following NEOs:

James L. Dolan	Executive Chairman
Andrea Greenberg	President and Chief Executive Officer
Bret Richter	Executive Vice President, Chief Financial Officer and Treasurer
Lawrence J. Burian	Executive Vice President, General Counsel and Secretary
Dawn Darino-Gorski	Senior Vice President, Controller and Principal Accounting Officer

EXECUTIVE SUMMARY

Business Overview

The Company, an industry leader in sports production, and content development and distribution, owns and operates two award-winning regional sports and entertainment networks, MSG Network and MSG+, and a live streaming and video on demand platform, MSG GO. For more than 40 years, we have been a pioneer in regional sports television, setting a standard of excellence, creativity and technological innovation. Today, our exclusive award-winning programming continues to be a valuable differentiator for our viewers, advertisers and the cable, satellite, telephone and other platforms that distribute our networks. Our networks are widely distributed throughout our territory, which includes all of New York State and significant portions of New Jersey and Connecticut, as well as parts of Pennsylvania. Our networks are also carried nationally by certain distributors on sports tiers or in similar packages.

Strong 2017 Fiscal Year Performance Results

During the 2017 fiscal year, we again generated strong financial results for our stockholders. This strong performance reflects the strength of our highly-valued exclusive live content, as well as our dedication to delivering a compelling lineup of original programming to our distributors, advertisers and viewers. Financial highlights for the fiscal year included:

•	Total Company revenue of $675.4 million, an increase of 3% as compared with the 2016 fiscal year.

•	Total operating income of $313.3 million, as compared with $273.6 million for the 2016 fiscal year.
•	AOI of $333.5 million, as compared with $297.4 million for the 2016 fiscal year.(1)

•	2017 fiscal year net cash provided by operating activities from continuing operations of $197.2 million and 2017 fiscal year free cash flow of $192.3 million.(1)

•	Reduction in net leverage ratio to 3.5x trailing 12-month AOI at 2017 fiscal year-end, with term loan principal payments of $167.5 million during the fiscal year.(1)

(1)	AOI and free cash flow are non-GAAP financial measures. For a reconciliation of these non-GAAP measures with corresponding GAAP measures, please see Annex A.

Stockholder Engagement & Responsiveness

During the 2017 fiscal year, we engaged with holders of approximately 75% of our Class A Common Stock on our Board, governance and compensation practices, with the specific goal of seeking stockholder feedback.

In the 2017 fiscal year, in response to our stockholder feedback and the Compensation Committee’s regular review of our programs, including consultation with the compensation consultant, we have made a number of enhancements to our practices and disclosures that we believe further align our compensation practices with our long-term strategy and the interests of our stockholders. Specifically, we:

•	Adopted an anti-pledging policy to prohibit pledging equity securities of the Company by directors, executive officers and employees of the Company (see “— Hedging and Pledging Policies”)
•

Enhanced disclosure in our Compensation Discussion & Analysis to provide greater clarity into our incentive program structures, improve disclosure of goal achievement against targets, and better illustrate the alignment of incentive payouts with sustained Company performance

Executive Compensation Program Objectives and Philosophy

The Company competes for talent among a wide array of media and entertainment companies. Our executive officers have substantial and meaningful professional experience in the industry in which the Company operates.

The Company places great importance on its ability to attract, retain, motivate and reward experienced executive officers who can drive our business objectives and achieve strong financial and operational performance as well as long-term value creation. The Compensation Committee has designed executive compensation policies and programs that are consistent with, explicitly linked to, and supportive of, the strategic objectives of growing the Company’s businesses and maximizing long-term stockholder value. Our Compensation Committee has designed a program that reflects four key overarching executive compensation principles:

Principle	Implementation
A significant portion of compensation opportunity should be at risk.

•       The majority of compensation for the Company’s executive officers should be at risk and based on the performance of the Company.

•       Actual compensation levels will depend upon the Company’s actual performance as determined by the Compensation Committee.

Long-term performance incentives should generally outweigh short-term performance incentives.	• Incentive compensation of the Company’s executive officers should generally focus more heavily on long-term rather than short-term accomplishments and results.
Executive officers should be aligned with our stockholders through equity compensation.	• Equity-based compensation should be used to align the interests of our executive officers with the interests of our stockholders.
The compensation structure should enable the Company to attract, retain, motivate and reward the best talent.

•       The overall executive compensation program should be competitive, equitable and structured so as to ensure the Company’s ability to attract, retain, motivate and reward talented executive officers who are essential to the Company’s continuing success.

•       The Compensation Committee focuses on total direct compensation, as well as individual compensation elements when providing competitive compensation opportunities.

In designing the executive compensation program, the Compensation Committee seeks to fulfill these objectives by maintaining appropriate balances between (1) short-term and long-term compensation, (2) cash and equity compensation, and (3) performance-based and time-based compensation.

Elements of Compensation

The Company compensates its NEOs through salary, annual incentive awards, long-term incentive awards, perquisites and benefit programs. Our annual and long-term incentive programs provide performance-based incentives for our NEOs tied to key financial and strategic measures that drive long-term stockholder value and reward sustained achievement of the Company’s key financial goals. The Company considers Company revenue and AOI to be the key measures of the Company’s operating performance. As such, our Compensation Committee has incorporated these performance metrics into our incentive plans, along with other specific strategic and operating metrics.

The table below summarizes the current elements of our compensation program and how each element supports the Company’s compensation objectives:

Component		Performance Link		Description
Base Salary	Cash	• Fixed level of compensation determined primarily based on performance and experience • Intended to compensate NEOs for day-to-day services performed
Annual Incentive	Cash	Financial (80%)	Company Revenue (30%)	• Performance-based cash incentive opportunity • Designed to be based on the achievement of pre-defined financial and strategic performance metrics approved by the Compensation Committee(1)
Company AOI (70%)
		Strategic (20%)	Strategic Objectives
Long-Term Incentive	All NEOs excluding Executive Chairman(2)
	Performance Stock Units (50%)	Company Revenue (30%)

•      Financial performance targets are pre-determined by the Compensation Committee and reflect our long-term financial goals

•      Performance stock units cliff-vest to the extent that financial targets measured over a three-year performance period are achieved

Company AOI (70%)
	Restricted Stock Units (50%)	Stock Price Performance		• Establish direct alignment with our stock price and stockholder interests • Restricted stock units vest ratably over three years
Executive Chairman only(2)
	Performance -Based Stock Options (50%)	Company Revenue (30%)

•      Financial performance targets are pre-determined by the Compensation Committee and reflect our long-term financial goals

•      Performance stock options cliff-vest to the extent that financial targets measured over a three-year performance period are achieved

Company AOI (70%)
	Time-Based Stock Options (50%)	Stock Price Performance		• Establish direct alignment with our stock price and stockholder interests • Time-based options vest ratably over three years

(1)	For a full description of the annual bonus program for our NEOs, see “— Elements of
Our Compensation Program — Annual Cash Incentives.”

(2)

As contemplated by his employment agreement, Mr. Dolan receives stock options in lieu of restricted stock units and performance stock units. Half of the stock options are subject to performance-based vesting conditions, with the same performance conditions that are used for performance stock units; half of the stock options are subject to time-based vesting, with the same vesting schedule that is used for restricted stock units.

2017 Fiscal Year Pay-Mix

As described above, the Company’s compensation program is designed with significant long-term performance-based and at-risk components. For the

2017 fiscal year, a majority of NEO compensation was at risk, with a majority of at risk compensation granted in the form of long-term equity-based awards.

President and Chief Executive Officer Pay Mix(1)	Executive Chairman Pay Mix(1)

Average NEO Pay Mix(1) (excluding President and Chief Executive Officer and Executive Chairman)

(1)

Reflects the allocation of base salary, annual target bonus opportunity, and long-term incentive award target value as set forth in each NEO’s employment agreement, with Mr. Dolan’s long-term incentives granted in performance-based and time-based stock options and all other NEOs’ long-term incentives granted in performance stock units and restricted stock units.

2017 Fiscal Year Pay Outcomes

For the fiscal year ended June 30, 2017, annual incentives for the NEOs were awarded at 123.5% of target, in line with calculated results under our

Management Performance Incentive Plan, as discussed further below.

Sound Compensation Governance Practices

The Company’s executive compensation program is overseen by the wholly independent Compensation Committee, with the support of an independent compensation consultant. We maintain a compensation program with strong governance features, including:

Compensation Practices
✓	Substantial proportion of compensation is at risk
✓	Short- and long-term incentives are earned based on the achievement of objective, pre-determined performance goals
✓	Stockholder feedback incorporated into compensation program reviews
✓	Anti-hedging and recently adopted anti-pledging policy
✓	No excise tax gross-up provisions
✓	Review of tally sheets for each NEO by Compensation Committee at least annually
✓	Fully independent Compensation Committee oversees compensation decisions
✓	Compensation Committee utilizes support of an independent compensation consultant

COMPENSATION PROGRAM PRACTICES AND POLICIES

The following discussion describes the practices and policies implemented by the Compensation Committee during the fiscal year ended June 30, 2017. For the 2017 fiscal year, compensation for the NEOs was subject to employment agreements approved by the Company’s Compensation Committee. Information concerning the Company’s current employment agreements with each NEO is set forth below under “Executive Compensation Tables — Employment Agreements.”

The Compensation Committee considered the results of its most recent advisory “say-on-pay” proposal held in 2014, as well as the Company’s ongoing discussions with stockholders, in its assessment and development of the compensation program. These factors, among other considerations, contributed to our decision to adopt an anti-pledging policy and enhance disclosure related to our compensation program.

Role of the Compensation Committee

Our Compensation Committee administers our executive compensation program. The responsibilities of the Compensation Committee are set forth in its charter. Among other responsibilities, the Compensation Committee (1) establishes our general compensation philosophy and, in consultation with management, oversees the development and implementation of compensation programs; (2) reviews and approves corporate goals and objectives relevant to the compensation of our executive officers who are required to file reports with the SEC under Section 16(a) of the Exchange Act, evaluates their performance in light of those goals and objectives, and determines and approves their respective compensation level based on this evaluation; (3) oversees the activities of the committee or committees administering our retirement and benefit plans; and (4) administers our stockholder-approved compensation plans. For more information about the Compensation Committee, please see “Board and Governance Practices — Committees — Compensation Committee.”

Role of the Independent Compensation Consultant

The Compensation Committee has authority under its charter to engage outside consultants to assist in the performance of its duties and responsibilities. Our Compensation Committee utilizes the services of ClearBridge Compensation Group LLC (the “compensation consultant”), an independent compensation consultant, to assist in determining whether the elements of our executive compensation program are reasonable and consistent with our objectives.

The compensation consultant reports directly to the Compensation Committee and, at the request of the Compensation Committee, the compensation consultant meets with members of management from time to time for purposes of gathering information on management proposals and recommendations to be presented to the Compensation Committee.

The services provided by the compensation consultant to the Compensation Committee during the fiscal year ended June 30, 2017 included:

•	Attended all Compensation Committee meetings;

•	Provided information, research and analysis pertaining to our executive compensation program for the 2017 fiscal year;

•	Regularly updated the Compensation Committee on market trends, changing practices and legislation pertaining to compensation;

•	Assisted the Compensation Committee in making pay determinations for the NEOs;

•	Assisted the Compensation Committee in making compensation decisions in connection with the entry into an employment agreement with the Executive Chairman;

•	Advised on the design of the executive compensation program and the reasonableness of individual compensation targets and awards;

•	Conducted a compensation risk assessment;

•	Provided advice and recommendations that incorporated both market data and Company-specific factors; and

•	Assisted the Compensation Committee in connection with its review of non-management director compensation.

During the 2017 fiscal year, the compensation consultant provided no services to the Company other than those provided to the Compensation Committee.

The Compensation Committee charter requires the Compensation Committee to consider the NYSE independence factors before receiving advice from an advisor, despite the fact that such independence rules are not applicable to controlled companies. For the fiscal year ended June 30, 2017, the Compensation Committee concluded that the compensation consultant satisfies the independence requirements of the NYSE rules. In addition, the Compensation Committee believes that the compensation consultant’s work did not raise any conflicts of interest during the fiscal year ended June 30, 2017. In reaching this conclusion, the Compensation Committee considered the same rules regarding advisor independence.

Role of Executive Officers in Determining Compensation

The Compensation Committee reviews the performance and compensation of the Executive Chairman and the President and Chief Executive Officer and, following discussions with the compensation consultant, establishes each of their compensation. Senior management of the Company assists the Compensation Committee and the compensation consultant as described in this Compensation Discussion and Analysis, and provides to the Compensation Committee, either directly or through the compensation consultant, management’s recommendations on the compensation for executive officers other than the Executive Chairman and the President and Chief Executive Officer. Other members of management provide support to the Compensation Committee as needed. Based upon a review of performance and historical compensation, recommendations and information from members of management, and discussions with the compensation consultant, the Compensation Committee determines and approves compensation for the executive officers.

Performance Objectives

As described below under “— Elements of Our Compensation Program,” performance-based incentive compensation is an important element of the Company’s executive compensation program.

Generally, the performance objectives for the Company’s incentive compensation have been based on Company revenues and AOI. The Company considers these performance objectives to be key measures of the Company’s operating performance.

The Company defines AOI, which is a non-U.S. GAAP financial measure, as operating income (loss)

before (i) depreciation, amortization and impairments of property and equipment and intangible assets, (ii) share-based compensation expense or benefit, (iii) restructuring charges or credits and (iv) gains or losses on sales or dispositions of businesses. Because it is based on operating income (loss), AOI also excludes interest expense (including cash interest expense) and other non-operating income and expense items. At the time of grant of an award, the performance measures used may contemplate certain potential future adjustments and exclusions.

Tally Sheets

The Compensation Committee has reviewed tally sheets prepared by the compensation consultant, setting forth all components of compensation payable, and the benefits accruing, to the NEOs for the fiscal year ended June 30, 2017, including all cash compensation, benefits, perquisites and the current value of outstanding equity-based awards. The tally sheets also set forth potential payouts to the NEOs upon various termination scenarios.

Determining Compensation Levels; Benchmarking

As part of the Compensation Committee’s review of the total compensation for the fiscal year ended June 30, 2017, the compensation consultant assisted the Compensation Committee in: (1) determining if a peer group should be used for comparative purposes, (2) assessing executive compensation in light of internal and external considerations and (3) reviewing the Company’s equity and cash-based executive incentive programs, taking into account evolving market trends. The Compensation Committee, in consultation with the compensation consultant considered broad market data (industry-related and general industry data) and multiple broad-based compensation surveys in order to appropriately assess compensation levels.

For the fiscal year ended June 30, 2017, the Compensation Committee, in consultation with the compensation consultant, determined not to utilize a peer group or target positioning in determining compensation given the limited number of comparable publicly-traded companies.

Besides the market data listed above, the Compensation Committee considered internal information (historical compensation, job responsibility, experience, parity among executive officers, contractual commitments and attraction and retention of talent) to determine compensation.

ELEMENTS OF OUR COMPENSATION PROGRAM

Our executive compensation philosophy is reflected in the principal elements of our executive compensation program, each of which is important to the Company’s desire to attract, retain, motivate and reward highly-qualified executive officers. The compensation program included the following key elements for the fiscal year ended June 30, 2017: base salary, annual cash incentives, long-term incentives, retirement, health and welfare and other benefits, which are generally provided to all other eligible employees, and additional executive officer benefits, including post-termination compensation under certain circumstances and certain perquisites, each as described below.

A significant percentage of total direct compensation is allocated to incentive compensation in accordance with the Compensation Committee’s philosophy. The

Compensation Committee reviews historical Company compensation, other information provided by the compensation consultant and other factors, such as experience, performance, length of service and contractual commitments, to determine the appropriate level and mix of compensation for executive officers. The allocation between cash and equity compensation and short-term and long-term compensation is designed to provide a variety of fixed and at-risk compensation that is related to the achievement of the Company’s short-term and long-term objectives.

The compensation program and philosophies discussed in this proxy statement reflect only compensation that is paid by the Company for services rendered to the Company. Mr. Dolan is also employed by MSG as its Executive Chairman and Mr. Burian is also employed by MSG as its Executive Vice President, General Counsel and Secretary. Messrs. Dolan and Burian receive separate compensation from MSG with respect to such employment. For more information regarding the respective compensation of Messrs. Dolan and Burian by MSG, see MSG’s Definitive Proxy Statement, filed with the SEC on October 27, 2017.

Base Salaries

Our Compensation Committee is responsible for setting the base salaries of the executive officers, which are intended to compensate them for the day-to-day services performed for the Company. Base salaries for these executive officers have been set at levels that are intended to reflect the competitive marketplace in attracting and retaining quality executive officers. The employment agreements between the Company and the NEOs contain a minimum base salary level. For information regarding these minimum base salary levels, please see “Executive Compensation Tables — Employment Agreements” below. The Compensation Committee reviews the salaries of the executive officers at least annually. The Compensation Committee may adjust base salaries for executive officers over time, based on their performance and experience and in accordance with the terms of their employment agreements.

The base salaries paid by the Company to each of

Mr. Dolan, Ms. Greenberg, Messrs. Richter and Burian, and Ms. Darino-Gorski in the fiscal year ended June 30, 2017 were as follows: $1,003,212, $833,462, $649,874, $307,512, and $358,763, respectively. See footnote 1 to “Executive Compensation Tables — Summary Compensation Table” for a more detailed discussion of the base salaries paid during the Company’s fiscal year. Effective September 1, 2017, annual base salaries of Ms. Greenberg, Mr. Richter and Ms. Darino-Gorski were increased to $1,000,000, $700,000 and $370,774, respectively. The base salaries for Messrs. Dolan and Mr. Burian are $1,000,000 and $309,000, respectively, and did not change from the prior year. The Compensation Committee determined salaries for NEOs after evaluation of Company and individual performance, market pay levels, the range of increases generally provided to the Company’s employees and, to the extent appropriate, management’s recommendations.

Annual Cash Incentives

Overview

Annual cash incentives in the 2017 fiscal year were determined by performance against goals: under the Management Performance Incentive Plan (“MPIP”) for the purpose of determining the final annual incentive payouts, and under the Cash Incentive Plan (“CIP”) for the purpose of achieving tax deductibility under Section 162(m).

•	Management Performance Incentive Plan: Annual incentive plan under which eligible members of management are provided an opportunity to earn an annual cash award. The size of the bonus pool is based on performance measures tied to revenues and AOI targets for the 2017 fiscal year as well as certain pre-defined strategic objectives.

•

Cash Incentive Plan: For Section 162(m) tax deductibility purposes, annual cash incentives for the NEOs are subject to a performance threshold. Specifically, awards are subject to the achievement of an AOI threshold for the Company. If the Company’s AOI performance exceeds the threshold goal, the potential bonus pool is funded at the maximum level. The Compensation Committee then uses negative discretion to determine the final annual incentive payouts, generally adjusting payouts down to align with the MPIP bonus pool funding level. If threshold performance is not achieved, the payout would be zero under the CIP.

This annual incentive is designed to link executive compensation directly to the Company’s performance by providing incentives and rewards based upon business performance during the applicable fiscal year, while preserving the tax deductibility of awards under Section 162(m).

Target Award Opportunities

Each employee eligible for an annual incentive award is assigned a target award equal to a percentage of that employee’s base salary earned during the applicable fiscal year. The target annual incentive awards are based upon the applicable employee’s position, grade level, responsibilities, and historical and expected future contributions to the Company. In addition, each employment agreement between the Company and each of the NEOs contains a minimum target annual incentive award level. See “Executive Compensation Tables — Employment Agreements” below. The Compensation Committee, in its sole discretion and subject to the terms of employment agreements, may revise target annual incentive award levels for the executive officers.

Annual Incentive Payouts

The below table summarizes each NEO’s target annual incentive opportunity and the Compensation Committee’s determination of actual 2017 fiscal year annual incentive payouts. Consistent with prior years’ practice, payouts earned under the CIP were reduced so that the actual 2017 fiscal year annual incentive payouts were in line with calculated payouts under the MPIP. The annual incentive payouts are described in more detail below.

Name	2017 Fiscal Year Base Salary	Target Incentive (% of Base Salary)	Maximum Incentive (% of Base Salary)(1)	2017 Fiscal Year MPIP as a % of Target	Actual 2017 Fiscal Year Annual Incentive Award
James L. Dolan	$1,003,212	200%	400%	123.5%	$2,477,933
Andrea Greenberg	$833,462	100%	200%	123.5%	$1,029,325
Bret Richter	$649,874	75%	150%	123.5%	$601,946
Lawrence J. Burian	$307,512	150%	300%	123.5%	$569,665
Dawn Darino-Gorski	$358,763	35%	70%	123.5%	$155,075

(1)

Upon achievement of the Section 162(m)-compliant performance threshold, each participant is eligible to receive payment of an incentive bonus equal to the lesser of $10 million and two times the NEO’s target annual incentive award. This maximum incentive bonus amount is then reduced in the discretion of the Compensation Committee, as reflected in the “Actual 2017 Fiscal Year Annual Incentive Award” column and described in more detail below.

Effective September 1, 2017, the target annual short-term incentive opportunities of Mr. Richter and Ms. Darino-Gorski, as a percentage of base salary, were increased to 100% and 40%, respectively. These increases reflect Mr. Richter and Ms. Darino-Gorski’s role and performance, as well as their competitive market positioning.

MPIP

Overview

MPIP awards to all eligible employees are conditioned upon the satisfaction of predetermined financial and strategic objectives, weighted at 80%

and 20%, respectively. Final MPIP results are calculated based on performance achievement against these predetermined goals.

Performance Targets & Achievement Levels

Financial Component (80%): For the fiscal year ended June 30, 2017, the MPIP financial performance objectives included rigorous Company revenue and AOI targets, with potential payouts under this component ranging from 0-200% of target. The level of payout is determined based on the extent to which the Company’s annual financial performance exceeded or missed the predetermined targets, as outlined below:

Financial Metrics (Weighting)	2017 Fiscal Year Payout Result
Company Revenue (30%)	100.0% of target
Company AOI (70%)	128.6% of target

Strategic Component (20%): For the fiscal year ended June 30, 2017, the MPIP also included a performance component that measures achievement against strategic objectives set at the beginning of the year.

Management establishes four strategic goals with up to nine discrete metrics under each individual goal, which are reviewed and approved by the Compensation Committee. Each strategic goal is assigned a weight at the beginning of the year and achievement of each goal is evaluated on a four-point scale. The strategic component for NEO payouts is calculated based on the extent to which the objectives are achieved or missed in the fiscal year.

Based on the Company’s performance against the predetermined metrics, the payout result of the strategic component of the MPIP was achieved at 137.5% of target.

MPIP Payout: As a result of the level of achievement of the financial and strategic objectives, as discussed above, the MPIP paid out at 123.5% of the target level.

CIP

Overview

While the MPIP is used to determine annual incentive amounts, NEOs receive annual incentive awards under the CIP to preserve tax deductibility.

Performance Targets & Achievements

For the 2017 fiscal year, the Compensation Committee used Company AOI as the financial measure for CIP funding, with no awards payable under the plan if an AOI threshold for the Company of $224.0 million was not achieved. For the fiscal year ended June 30, 2017, our Company AOI was $334.1 million, and the CIP bonus pool was funded. The

Compensation Committee used negative discretion to bring CIP payout levels down to the same level as payouts calculated under the MPIP.

Long-term Incentives

Long-term incentives represent a substantial portion of our executive officers’ annual total direct compensation. For the fiscal year ended June 30, 2017, our long-term incentive programs were comprised of performance stock units, restricted stock units, performance stock options, and time-based stock options.

The Committee believes this equity mix:

•	Establishes strong alignment between executive officers and the interests of the Company’s stockholders
•	Provides meaningful incentive to drive actions that will improve the Company’s stock price performance over the long term

•	Supports the Company’s objectives of attracting and retaining the best executive officer talent

The following table summarizes our 2017 fiscal year long-term incentive awards for all NEOs:

Element	Weighting		Summary
All NEOs excluding the Executive Chairman
Performance Stock Units	50%	✓	Performance is measured by total Company revenue and AOI, which are weighted 30% and 70%, respectively, and are considered key value drivers of our business
		✓	Financial performance targets are pre-determined by the Compensation Committee and reflect our financial and strategic long-term goals
		✓	Performance stock units cliff-vest to the extent that financial targets measured over a three-year performance period are achieved
Restricted Stock Units	50%	✓	Establish direct alignment with our stock price and stockholder interests
		✓	Restricted stock units vest ratably over three years
Executive Chairman only
Performance Stock Options	50%	✓	Performance is measured by total Company revenue and AOI, which are weighted 30% and 70%, respectively, and are considered key value drivers of our business
		✓	Financial performance targets are pre-determined by the Compensation Committee and reflect our financial and strategic long-term goals
		✓	Performance stock options cliff-vest to the extent that financial targets measured over a three-year performance period are achieved
Time-Based Stock Options	50%	✓	Establish direct alignment with our stock price and stockholder interests
		✓	Time-based options vest ratably over three years

For the 2017 fiscal year, Mr. Dolan did not receive restricted stock units and performance stock units, and instead received time-based stock options and performance stock options as contemplated by his employment agreement. Half of the stock options are subject to performance-based vesting conditions, with the same performance conditions that are used for performance stock units; half of the stock options are subject to time-based vesting, with the same vesting schedule that is used for restricted stock units. The Compensation Committee views stock options as inherently performance based because our stock price needs to increase for Mr. Dolan to recognize value, and therefore the Compensation Committee believes that this award structure establishes further alignment with our stockholders.

Additional information regarding long-term incentive awards granted to NEOs during the 2017 fiscal year is set forth in the “Summary Compensation Table” and the “Grants of Plan-Based Awards” table under “Executive Compensation Tables” below.

Effective September 1, 2017, the target annual long-term incentive opportunities of Ms. Greenberg, Mr. Richter and Ms. Darino-Gorski were increased to $3,000,000, $850,000 and $410,000, respectively. These increases reflect Ms. Greenberg, Mr. Richter and Ms. Darino-Gorski’s role and performance, as well as their competitive market positioning.

Performance Stock Units

Performance stock units are intended to align our executive officers’ interests with those of our stockholders, with a focus on long-term financial results. Under our executive compensation program for the fiscal year ended June 30, 2017, performance stock units were granted to executive officers and certain other members of management (other than Mr. Dolan) pursuant to the 2010 Employee Stock Plan, as amended (the “Employee Stock Plan”). With respect to NEOs, the performance stock units were designed to achieve tax deductibility under Section 162(m).

2017 Fiscal Year Grants

In September 2016, the Compensation Committee approved the following awards of performance stock units to the NEOs (with the exception of Mr. Dolan)

for the fiscal year ended June 30, 2017 (for the 2017-2019 performance period):

Name	Performance Stock Units (at target)	Grant Date Fair Value(1)
Andrea Greenberg	50,570	$900,652
Bret Richter	21,070	$375,257
Lawrence J. Burian	12,650	$225,297
Dawn Darino-Gorski	9,270	$165,099

(1)

The grant date fair value listed above is calculated in accordance with ASC Topic 718. The Company uses a grant value based on the 20-trading day average to determine the number of shares granted to executive officers.

Performance stock units are structured to be settled at the end of the three-year performance period, to the extent the applicable pre-determined financial performance goals are met.

Target Setting

For the 2017 fiscal year performance stock units granted in September 2016 for the 2017-2019 performance period, the Compensation Committee selected total Company revenue and AOI as the two financial metrics. Goals were set at the beginning of the fiscal year based on the Company’s five-year strategic plan, which is subject to review by the Board in connection with approval of the annual budget. The Company’s five-year strategic plan is confidential and disclosure of those targets could provide information that could lead to competitive harm, and for this reason the three-year performance stock unit financial performance targets are not disclosed; however, the Compensation Committee seeks to make target goals ambitious, while threshold goals are expected to be achievable.

Financial Measures (Weighting)	Threshold Performance	Maximum Performance
Company Revenue (30%)	85% of target goal	115% of target goal
Company AOI (70%)	75% of target goal	125% of target goal

Performance stock unit payout opportunity ranges from 0 to 110% of target, based on performance and subject to continued employment. At the threshold performance level, 90% of the target performance stock units would pay out, and at or above the maximum performance level, 110% of the target performance stock units would pay out. If the Company exceeds threshold levels but does not achieve the targeted rates, or if the Company achieves or exceeds one target but not both, the award provides for partial payments. No performance stock units pay out if the Company fails to achieve threshold levels of performance.

The Company intends to disclose the Company Revenue and AOI payout results as a percentage of target as well as the resulting payout for the 2017-2019 performance stock units as a percentage of target at the end of the performance period.

All performance stock unit financial performance goals are intended to satisfy tax deductibility requirements under Section 162(m).

Pre-MSG Distribution Cash Performance Awards

In connection with the MSG Distribution, the Compensation Committee exercised its negative discretion with respect to the cash performance awards granted to its NEOs in the fiscal year ended June 30, 2015. As such, in September 2017, after the end of the performance period, the cash performance awards granted to the NEOs in the fiscal year ended June 30, 2015 were paid in cash at their respective target values. See footnote 5 to “Executive Compensation Tables — Summary Compensation Table” for the amount paid to each NEO in respect of these cash performance awards.

Restricted Stock Units

Restricted stock units serve to align executive officers’ interests with those of our stockholders and promote the retention of employees, including the NEOs.

In September 2016, the Compensation Committee approved the following awards of restricted stock units to the NEOs (with the exception of Mr. Dolan) for the fiscal year ended June 30, 2017 pursuant to the Company’s Employee Stock Plan:

Name	Time-Based Awards	Grant Value(1)
Andrea Greenberg	50,570	$900,652
Bret Richter	21,070	$375,257
Lawrence J. Burian	12,650	$225,297
Dawn Darino-Gorski	9,270	$165,099

(1)

The grant date fair value listed above is calculated in accordance with ASC Topic 718. The Company uses a grant value based on the 20-trading day average to determine the number of shares granted to executive officers.

Restricted stock units vest ratably on each of the first three anniversaries of the date of grant subject to continued employment, and include a performance threshold designed to achieve tax deductibility under Section 162(m) for eligible NEOs.

For the 2017 fiscal year restricted stock units, the Section 162(m) performance objectives required the AOI of the Company in any of the fiscal years ending on June 30, 2017, June 30, 2018 or June 30, 2019 to exceed 75% of the 2016 fiscal year AOI of the Company.

On September 1, 2017, the Compensation Committee certified the achievement of the performance objectives for the awards held by NEOs, based on

AOI of the Company for the 2017 fiscal year ($334.1 million) exceeding 75% of the AOI of the Company for the 2016 fiscal year ($224.0 million).

Stock Options

Stock options establish a close alignment with stock price performance and with our stockholders’ interests. For the fiscal year ended June 30, 2017, Mr. Dolan received:

•	50% performance stock options

•	50% time-based stock options

The performance conditions and vesting schedules for the performance stock options are identical to those for the performance stock units. The vesting schedule for the time-based stock options is identical to that of the restricted stock units; however, the time-based stock options do not have a separate Section 162(m) performance objective given that time-based stock options are not required to have performance objectives in order to satisfy the requirements of Section 162(m). See “— Performance Stock Units” and “— Restricted Stock Units” above for additional information.

In September 2016, the Compensation Committee approved the following stock option awards to Mr. Dolan for the fiscal year ended June 30, 2017 pursuant to the Company’s Employee Stock Plan:

Performance-Based Stock Options	Grant Value	Time-Based Stock Options	Grant Value
534,521	$2,399,999	534,521	$2,399,999

Hedging and Pledging Policies

The Company’s Insider Trading Policy prohibits all directors and employees (including NEOs) from (i) engaging in short sales or other “hedging”

transactions and (ii) placing securities in margin accounts or otherwise pledging Company securities.

Holding Requirements

Under our executive compensation program for the fiscal year ended June 30, 2017, annual restricted stock unit awards to NEOs vest ratably on each of the first three anniversaries of the date of grant and annual performance stock unit awards to NEOs cliff-vest on the third anniversary of the date of grant, in each case, so long as the recipient is continuously employed by the Company until the applicable vesting date (and subject to the performance conditions described above). With respect to our non-management directors, and as discussed above under “— Director Compensation,” compensation includes annual awards of restricted stock units. Pursuant to the award agreements, directors’ restricted stock units are settled in shares of Company stock (or, in the Compensation Committee’s discretion, cash) on the first business day following 90 days after service on the Board ceases (other than in the event of a director’s death, where the restricted stock units are settled immediately). One effect of the cliff- and three-year ratable vesting (with respect to our NEOs and eligible employees) and the holding requirements (with respect to our non-management directors) is to require each of our non-management directors, NEOs and eligible employees to maintain significant holdings of Company securities at all times.

BENEFITS

Benefits offered to executive officers generally provide for retirement income and serve as a safety net against hardships that can arise from illness,

disability or death. The executive officers are generally eligible to participate in the same health and welfare benefit plans made available to the other benefits-eligible employees of the Company, including, for example, medical, dental, vision, life insurance and disability coverage. Notwithstanding the foregoing, Messrs. Dolan and Burian do not participate in certain Company benefit plans, including the Company’s medical, dental and vision plans, as they receive such benefits from MSG.

Defined Benefit Plans

Prior to the MSG Distribution, the Company sponsored the MSG Holdings, L.P. Cash Balance Pension Plan (the “Cash Balance Pension Plan”), a tax-qualified defined benefit plan, for participating employees, including certain executive officers. At the time of the MSG Distribution, the Cash Balance Pension Plan was transferred to MSG, but eligible employees of the Company received a full year of credit under the Cash Balance Pension Plan for the 2015 calendar year. Effective March 1, 2011, the Company merged the Madison Square Garden, L.P. Retirement Plan (the “Retirement Plan”), a frozen defined benefit pension plan, into the Cash Balance Pension Plan. Under the MSGN Holdings, L.P.

Excess Cash Balance Plan (the “Excess Cash Balance Plan”), a non-qualified deferred compensation plan, the Company provided additional benefits to employees, including certain of the executive officers, who were restricted by the applicable IRS annual compensation limitation. Each of the Cash Balance Pension Plan and Excess Cash Balance Plan were frozen to new participants and future benefit accruals effective as of December 31, 2015.

More information regarding the Cash Balance Pension Plan, the Excess Cash Balance Plan, and the Retirement Plan is provided in the Pension Benefits table under “Executive Compensation Tables” below.

Defined Contribution Plans

Prior to the MSG Distribution, the Company sponsored the MSG Holdings, L.P. 401(k) Savings Plan (the “Savings Plan”), a tax-qualified retirement savings plan, for participating employees, including executive officers. As of the MSG Distribution, the Savings Plan was transferred to MSG, renamed The Madison Square Garden 401(k) Savings Plan, and amended to be a multiple employer plan to which the Company contributes as a participating employer. Under the Savings Plan, participants may contribute into their plan accounts a percentage of their eligible pay on a before-tax basis as well as a percentage of their eligible pay on an after-tax basis. The Savings Plan provides (a) an immediately vested matching contribution equal to 100% of the first 4% of eligible pay contributed by participating employees and (b) a discretionary non-elective contribution by the Company. In February 2017, the Company provided a discretionary non-elective contribution with regards to the 2016 calendar year equal to 2% of eligible pay.

In addition, the Company offers the MSGN Holdings, L.P. Excess Savings Plan (the “Excess Savings Plan”), a non-qualified deferred compensation plan, to employees, including executive officers, who are restricted by the applicable IRS annual compensation limitation and/or the pre-tax income deferral limitation. More information regarding the Excess Savings Plan is provided in the Nonqualified Deferred Compensation table under “Executive Compensation Tables” below.

Matching contributions made by the Company under the Savings Plan and the Excess Savings Plan are set forth in the Summary Compensation Table under “Executive Compensation Tables” below.

PERQUISITES

The Company provides certain perquisites to executive officers as described below. Additional information concerning perquisites received by each of the NEOs is set forth in the Summary Compensation Table under “Executive Compensation Tables” below.

Car and Driver

Mr. Dolan has regular access to a car and driver which he is permitted to use for personal use in addition to business purposes. Mr. Dolan’s car and driver are provided by MSG and a portion of such costs are reimbursed by the Company. In addition, certain other executive officers and members of management have had access to cars and drivers on a limited basis for personal use. To the extent employees used a car and driver for personal use without reimbursement to the Company, those employees were imputed compensation for tax purposes.

Aircraft Arrangements

The Company has access to certain aircraft through time sharing arrangements with a subsidiary of MSG. Additionally, Mr. Dolan has access to helicopter travel pursuant to arrangements made by MSG for personal travel, which has primarily been for purposes of commutation. The Company and MSG have agreed on an allocation of the costs of such personal helicopter use. See “Transactions with Related Parties — Aircraft Arrangements.”

The Company is typically reimbursed for the incremental costs associated with the personal use of aircraft (other than for commutation). To the extent any executive officer or other employee used any of the aircraft for personal travel without reimbursement to the Company, they were imputed compensation for tax purposes based on the Standard Industry Fare Level rates that are published biannually by the IRS. For compensation reporting purposes, we valued the incremental cost of the personal use of the aircraft based on the variable costs incurred by the Company net of any reimbursements received from executive officers. The incremental cost of the use of the aircraft does not include any costs that would have been incurred by the Company whether or not the personal trip was taken.

Executive Security

Mr. Dolan participates in MSG’s executive security program. The Company and MSG agreed on an allocation of the costs of such participation in their security program. See “Transactions with Related

Parties — Relationship Between Us, MSG and AMC Networks.” Because certain of these costs can be viewed as conveying personal benefits to Mr. Dolan, they are reported as perquisites.

Other

From time to time certain employees, including the NEOs (and their guests), have access to tickets to events at MSG’s venues at no cost, and may also purchase tickets at face value. Attendance at such events is integrally and directly related to the performance of their duties, and, as such, we do not deem the receipt of such tickets to be perquisites.

POST-TERMINATION COMPENSATION

We believe that post-termination benefits are integral to the Company’s ability to attract and retain qualified executive officers.

Under certain circumstances, payments or other benefits may be provided to employees upon the termination of their employment with the Company. These may include payments or other benefits upon a termination by the Company without cause, termination by the employee for good reason, other voluntary termination by the employee, retirement, death, disability or termination following a change in control of the Company or following a going private transaction. With respect to the NEOs, the amounts and terms of such payments and other benefits (including the definition of “cause” and “good reason”) are governed by each NEO’s employment agreement and any applicable award agreements. Post-termination compensation is discussed in greater detail in “Executive Compensation Tables — Employment Agreements” and “— Termination and Severance” below.

TAX DEDUCTIBILITY OF COMPENSATION

Section 162(m) establishes a $1 million limit on the amount that a publicly held corporation may deduct for compensation paid to the chief executive officer and the next three most highly paid NEOs (other than the chief financial officer) in a taxable year. This limitation does not apply to any compensation that is “qualified performance-based compensation” under Section 162(m), which is defined as compensation paid in connection with certain stock options or that is paid only if the individual’s performance meets pre-established objective goals based on performance criteria established under a plan approved by our stockholders. Our short-term and long-term incentive compensation plans are generally designed to qualify for this exemption from the deduction limitations of Section 162(m) and to be consistent with providing appropriate compensation to executive officers. The Company’s stockholders approved an amended CIP at the Company’s annual stockholders’ meeting on December 11, 2015, and an amended Employee Stock Plan on December 15, 2016.

The Compensation Committee has delegated the approval of certain Section 162(m)-related compensation decisions relating to granting, and determining the level of performance under, performance-based compensation to a subcommittee comprised of Messrs. Litvin and Sykes. From time to time, to the extent it deems appropriate, the Compensation Committee may make awards (or modifications to awards) or pay compensation that would not qualify for an exemption from Section 162(m). Although it is the Company’s intent generally to qualify compensation for the exemption from the deduction limitations, we believe that it is in the best interests of the Company’s stockholders to allow the Compensation Committee the flexibility and discretion to design an appropriate executive compensation program so that the Company can attract, retain, motivate and reward our executive officers, notwithstanding Section 162(m).

OTHER AWARDS – MSG DISTRIBUTION

Employee Restricted Stock Units

In connection with the MSG Distribution, each holder of an employee restricted stock unit that was granted prior to July 1, 2015 received one MSG restricted stock unit in respect of every three employee restricted stock units owned on the record date (each such MSG restricted stock unit, an “MSG Distribution Unit”) and continues to be entitled to a share of our Class A Common Stock (or cash or other property) for each employee restricted stock unit in accordance with the existing award agreement. In connection with the MSG Distribution, each employee restricted stock unit that was granted after July 1, 2015 was adjusted in accordance with its terms, such that (1) each holder who remained employed by the Company following the MSG Distribution continued to hold the employee restricted stock units, with the number of employee restricted stock units adjusted to reflect the MSG Distribution to maintain the value of the employee restricted stock units, and (2) each holder employed by MSG following the MSG Distribution received

MSG restricted stock units of the same value as such employee restricted stock units, and the original employee restricted stock units were cancelled. Any holder of employee restricted stock units granted after July 1, 2015, who was employed by both MSG and us following the MSG Distribution continued to hold our employee restricted stock units, adjusted to reflect the MSG Distribution, and received MSG restricted stock units in connection with the MSG Distribution, so that 30% of the value of the employee’s restricted stock units were our employee restricted stock units and 70% of the value of the employee’s restricted stock units were MSG restricted stock units.

With respect to outstanding long-term cash and equity awards, the Company, MSG and AMC Networks are not regarded as competitive entities of each other for purposes of any non-competition provisions contained in the applicable award agreements.

REPORT OF COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement for filing with the SEC.

Members of the Compensation Committee

John L. Sykes (Chair)

Joseph J. Lhota

Joel M. Litvin

EXECUTIVE COMPENSATION TABLES

The tables below reflect the compensation of the Company’s NEOs. See “Compensation Discussion

and Analysis” for an explanation of our compensation philosophy and program.

SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation paid to or earned by each of our NEOs for the fiscal years ended June 30, 2017, 2016, and 2015, respectively. Following the MSG Distribution, our Executive Chairman and our Executive Vice President, General Counsel and Secretary are shared employees of the Company and MSG, therefore the information set forth below for periods following the MSG Distribution only reflects the portion of compensation for those shared NEOs paid by the Company for services rendered to the Company, including amounts paid by the Company to MSG in respect of pre-MSG Distribution compensation paid by MSG (for more information regarding the compensation of Messrs. Dolan and Burian by MSG, see MSG’s Definitive Proxy Statement, filed with the SEC on October 27, 2017).

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)	Total ($)
James L. Dolan(8)	2017	1,003,212	—	—	4,799,999	2,751,371	—	280,682	8,835,264
Executive Chairman	2016	275,000	—	558,149	—	706,913	—	111,801	1,651,863
	2015	550,000	—	885,219	—	2,293,000	52,312	266,324	4,046,855
Andrea Greenberg	2017	833,462	—	1,801,303	—	1,243,908	18,924	52,488	3,950,085
President and Chief Executive Officer	2016	736,731	—	3,174,142	—	1,037,716	54,221	25,501	5,028,311
Bret Richter	2017	649,874	—	750,513	—	601,946	—	40,532	2,042,865
Executive Vice President, Chief Financial Officer and Treasurer	2016	480,377	—	1,832,433	—	469,749	—	13,071	2,795,630
Lawrence J. Burian	2017	307,512	—	450,593	—	743,065	—	18,394	1,519,564
Executive Vice President,	2016	514,423	—	478,682	—	837,140	—	16,354	1,846,599
General Counsel and Secretary	2015	754,115	86,590	561,942	—	1,785,200	55,590	23,424	3,266,861
Dawn Darino-Gorski	2017	358,763	—	330,197	—	240,075	2,828	18,404	950,267
Senior Vice President, Controller and Principal Accounting Officer	2016	334,907	—	351,626	—	222,832	13,106	11,391	933,862

(1)

For 2017, salaries paid by the Company to the NEOs accounted for approximately the following percentages of their total compensation: Mr. Dolan – 11%; Ms. Greenberg – 21%; Mr. Richter – 32%; Mr. Burian – 20%; and Ms. Darino-Gorski – 38%.

(2)	This column reflects a performance bonus paid outside of the CIP to Mr. Burian with respect to performance during the fiscal year ended June 30, 2015.

(3)

This column reflects the aggregate grant date fair value of Company restricted stock units and performance stock units granted to the NEOs, without any reduction for risk of forfeiture, as calculated in accordance with FASB ASC Topic 718 on the date of grant. For each of 2017 and 2016, the grant date fair value of the performance stock units is shown at target performance. For the 2017 figures, this column reflects the value of restricted stock units and performance stock units granted in September 2016. At the highest level of performance, the value of such 2017 performance stock units on the grant date would be: $990,717 for Ms. Greenberg; $412,783 for Mr. Richter; $247,827 for Mr. Burian; and $181,609 for Ms. Darino-Gorski. With respect to the 2016 figures for Ms. Greenberg, Mr. Richter and Ms. Darino-Gorski, the amounts reflect restricted stock units and performance stock units granted in September 2015, as equitably adjusted in October 2015 into awards of post-MSG Distribution equity in the Company in order to preserve the target value of the original grant. With respect to the 2016 figures for Messrs. Dolan and Burian, the amounts reflect 30% of the grant date fair value of the awards of restricted stock units and performance stock units granted in September 2015, as equitably adjusted in October 2015 to reflect their respective dual employment by the Company and MSG following the MSG Distribution, to account for the Company’s portion of such allocation. With respect to the 2016 figures for Ms. Greenberg and Mr. Richter, such amounts also include special grants of restricted stock units with a grant date value of $1,503,688 and $1,042,268, respectively, awarded in connection with their appointment as President and Chief Executive Officer and Executive Vice President and Chief Financial Officer, respectively. At the highest level of performance, the value of such 2016 performance stock units on the grant date would be: $289,440 for Mr. Dolan (representing the 30% attributable to the Company); $827,430 for Ms. Greenberg; $430,130 for Mr. Richter; $248,229 for Mr. Burian (representing the 30% attributable to the Company); and $182,356 for Ms. Darino-Gorski.

(4)

This column reflects the aggregate grant date fair value of the performance-vesting (based on target performance) and time-vesting stock option awards granted in September 2016 to Mr. Dolan, without any reduction for risk of forfeiture, as calculated in accordance with FASB ASC Topic 718 on the date of grant. The assumptions used by the Company in calculating these amounts are set forth in Note 14 to our financial statements included in our 2017 Form 10-K. At the highest level of performance, the value of the performance-vesting stock option awards on the grant date would be: $2,639,999.

(5)

For the 2017 figures, this column reflects the sum of the annual incentive award earned by each individual with respect to performance during the fiscal year ended June 30, 2017 and paid in September 2017, and the amount paid by the Company in respect of the long-term cash performance awards granted by the Company in September 2014 and paid at their target value (as a result of the Compensation Committee’s decision to exercise negative discretion with respect to such awards in connection with the MSG Distribution). The long-term cash performance awards were paid in September 2017 in the following amounts: Mr. Dolan: $273,438, Ms. Greenberg: $214,583, Mr. Burian: $173,400, and Ms. Darino-Gorski: $85,000. With respect to the long-term cash performance awards, the obligation to pay Messrs. Dolan and Burian’s awards was assigned to MSG upon the MSG Distribution, and such amounts in this column represent only the

Company’s portion of the liability of such awards which was paid to MSG (33% of the amounts accrued prior to the MSG Distribution plus 30% of amounts accrued after the MSG Distribution). For the 2016 figures, this column reflects the sum of the amount paid by the Company in respect of the annual incentive award earned by each individual with respect to performance during the fiscal year ended June 30, 2016 and paid in September 2016 and the amount paid by the Company in respect of the long-term cash performance award granted by the Company in September 2013 and paid at their target value (as a result of the Compensation Committee’s decision to exercise negative discretion with respect to such awards in connection with the MSG Distribution). The long-term cash performance awards were paid in September 2016 in the following amounts: Mr. Dolan: $875,000, Ms. Greenberg: $165,000, Mr. Burian: $425,000 and Ms. Darino-Gorski: $45,000. With respect to the long-term cash performance awards, the obligation to pay Messrs. Dolan and Burian’s awards was assigned to MSG upon the MSG Distribution, and such amounts in this column represent only the Company’s portion of the liability of such awards which was paid to MSG (33% of the amounts accrued prior to the MSG Distribution plus 30% of amounts accrued after the MSG Distribution). With respect to the annual incentive award for Messrs. Dolan and Burian for the fiscal year ended June 30, 2016, such amounts include both the annual bonuses paid to each individual by the Company, and monies paid by the Company to MSG reflecting the Company’s portion of the liability for the 2016 fiscal year annual bonus paid by MSG (33% of amounts accrued as of the MSG Distribution Date plus 30% of amounts accrued after the MSG Distribution). For the 2015 figures, this column reflects the sum of the annual incentive award earned by each individual with respect to performance during the fiscal year ended June 30, 2015 and paid in September 2015 and the long-term cash performance awards granted by the Company in September 2012 and earned based on 2015 fiscal year performance. These long-term cash performance awards were paid in September 2015 in the following amounts: Mr. Dolan: $896,000 and Mr. Burian: $435,200.

(6)

For each period, this column represents the sum of the increase during such period in the present value of each individual’s accumulated Cash Balance Pension Plan account and accumulated Excess Cash Balance Plan account over the amount reported for the prior period. There were no above-market earnings on nonqualified deferred compensation. For more information regarding the NEOs’ pension benefits, please see the Pension Benefits table below.
(7)	The table below shows the components of this column:

Name	Year	401(k) Plan Company Contribution(a)	401(k) Plan Discretionary Company Contribution(a)	Excess Savings Plan Match(a)	Excess Savings Plan Discretionary Company Contribution(a)	Life Insurance Premiums(b)	Perquisites(c)	Total
James L. Dolan	2017	—	—	32,139	12,022	—	236,521	280,682
Andrea Greenberg	2017	9,154	5,300	26,515	10,631	888	—	52,488
Bret Richter	2017	9,042	5,300	17,828	7,708	654	—	40,532
Lawrence J. Burian	2017	—	—	12,239	6,155	—	—	18,394
Dawn Darino-Gorski	2017	10,893	5,300	—	1,770	441	—	18,404

(a)

These columns represent, for each individual, a matching contribution and a 2% discretionary profit share contribution by the Company on behalf of such individual under the Savings Plan or Excess Savings Plan, as applicable. Messrs. Dolan and Burian participate in the 401(k) Plan solely with respect to their employment by MSG, but participate in the Excess Savings Plan with respect to all of their Company salary.

(b)	This column represents amounts paid for each of
Ms. Greenberg, Mr. Richter and Ms. Darino-Gorski to participate in the Company’s group life insurance program.

(c)

This column represents the following aggregate estimated perquisites, as described in the table below. For more information regarding the calculation of these perquisites, please see “Compensation Discussion and Analysis — Perquisites.”

Name	Year	Car and Driver(I)	Aircraft(II)	Executive Security(III)	Total ($)
James L. Dolan	2017	146,759	37,221	52,541	236,521
Andrea Greenberg	2017	*	*	*	**
Bret Richter	2017	*	*	*	**
Lawrence J. Burian	2017	*	*	*	**
Dawn Darino-Gorski	2017	*	*	*	**

*	Does not exceed the greater of $25,000 or 10% of the total amount of the perquisites of the NEO.

**	The aggregate value of the perquisites in 2017 for the individual is less than $10,000.

(I)	Amounts in this column for Mr. Dolan represent an amount charged to the Company by MSG for the NEO’s personal use of MSG vehicles, which includes commutation.

(II)

As discussed under “Compensation Discussion and Analysis — Perquisites — Aircraft Arrangements,” the amounts in the table reflect the incremental cost to the Company for personal use of aircraft (which the Company used pursuant to its time sharing arrangements with an MSG subsidiary) and certain helicopters. See “Transactions with Related Parties —Aircraft Arrangements” below) Incremental cost is determined as the actual additional cost incurred by the Company or otherwise billed to the Company by MSG pursuant to the applicable arrangement.

(III)	The amounts in this column represent the amounts billed to the Company by MSG for Mr. Dolan’s participation in MSG’s executive security program.

(8)	Mr. Dolan assumed the responsibilities of President and Chief Executive Officer of the Company effective as of March 13, 2015 until July 15, 2015.

GRANTS OF PLAN-BASED AWARDS

The table below presents information regarding awards granted during the fiscal year ended June 30, 2017 to each NEO under the Company’s plans, including estimated possible and future payouts under non-equity incentive plan awards and equity incentive plan awards of restricted stock units, performance stock units, time-based stock options and performance stock options.

Name	Year	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units(#)	All Other Option Awards: Securities Underlying Options(#)	Exercise or Base: Price of Option Awards ($/Sh.)	Grant Date Fair Value of Stock and Option Awards ($)(1)
			Threshold($)	Target($)	Maximum($)	Threshold(#)	Target(#)	Maximum(#)
James L. Dolan	2017	9/15/16(2)		2,000,000	4,000,000
	2017	9/15/16(5)								534,521	17.81	2,399,999
	2017	9/15/16(6)				481,069	534,521	587,973			17.81	2,399,999
Andrea Greenberg	2017	9/15/16(2)		850,000	1,700,000
	2017	9/15/16(3)				45,513	50,570	55,627				900,652
	2017	9/15/16(4)							50,570			900,652
Bret Richter	2017	9/15/16(2)		489,765	979,530
	2017	9/15/16(3)				18,963	21,070	23,177				375,257
	2017	9/15/16(4)							21,070			375,257
Lawrence J.	2017	9/15/16(2)		463,500	927,000
Burian	2017	9/15/16(3)				11,385	12,650	13,915				225,297
	2017	9/15/16(4)							12,650			225,297
Dawn	2017	9/15/16(2)		126,175	252,350
Darino-Gorski	2017	9/15/16(3)				8,343	9,270	10,197				165,099
	2017	9/15/16(4)							9,270			165,099

(1)

This column reflects the aggregate grant date fair value of the time-based stock option awards, performance stock option awards, restricted stock unit awards and performance stock unit awards, as applicable, granted to each NEO in the 2017 fiscal year without any reduction for risk of forfeiture as calculated in accordance with FASB ASC Topic 718 as of the date of grant. The grant date fair value of performance stock units and performance stock options is shown at target performance. At the highest level of performance, the value of the performance stock units on the grant date would be: $990,717 for Ms. Greenberg; $412,783 for Mr. Richter; $247,827 for Mr. Burian; and $181,609 for Ms. Darino-Gorski. At the highest level of performance, the value of the performance stock options on the grant date would be $2,639,999 for Mr. Dolan.

(2)

This row reflects the possible payouts with respect to grants of annual incentive awards under the Company’s CIP for performance in the fiscal year ended June 30, 2017. Each of the NEOs is assigned a target bonus which is a percentage of the NEO’s base salary for such year. There is no threshold amount for annual incentive awards. Under the terms of the awards, upon the achievement of the relevant performance targets, each NEO is eligible to receive an annual incentive award equal to the lesser of $10,000,000 and two times the NEO’s target bonus, subject to the Compensation Committee’s discretion to reduce the award. The amounts of annual incentive awards actually paid in September 2017 for performance in the 2017 fiscal year are disclosed in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table above. For more information regarding the terms of these annual incentive awards, please see “Compensation Discussion and Analysis — Elements of Our Compensation Program — Annual Cash Incentives.”

(3)

This row reflects the threshold, target and maximum number of performance stock units awarded to the NEOs (other than Mr. Dolan) in the fiscal year ended June 30, 2017. Each performance stock unit award was granted with a target number of units, with an actual payment based upon the achievement of performance targets. These grants of performance stock units, which were made under the Employee Stock Plan, will be payable in the first quarter following the fiscal year ended June 30, 2019, subject to continued employment requirements. See “Compensation Discussion and Analysis — Elements of Our Compensation Program — Performance Stock Units.”

(4)

This row reflects the number of restricted stock units awarded to the NEOs (other than Mr. Dolan) in the fiscal year ended June 30, 2017. These grants of restricted stock units, which were made under the Employee Stock Plan, are expected to vest in equal installments on each of the first three anniversaries of the grant date, subject to continued employment requirements, and are subject to performance criteria which have been satisfied. See “Compensation Discussion and Analysis — Elements of Our Compensation Program — Restricted Stock Units.”

(5)	This row reflects the number of shares underlying time-vesting options awarded to Mr. Dolan in the fiscal year ended June 30, 2017. This grant of stock options, which was made under the Employee Stock Plan, is expected to vest in equal installments on each of the first three anniversaries of the grant date, subject to continued employment requirements. See “Compensation Discussion and Analysis — Elements of Our Compensation Program — Stock Options.”

(6)

This row reflects the number of shares underlying performance-vesting options awarded to Mr. Dolan in the fiscal year ended June 30, 2017. This grant of stock options, which was made under the Employee Stock Plan, will be payable in the first quarter following the fiscal year ended June 30, 2019, subject to continued employment requirements. See “Compensation Discussion and Analysis — Elements of Our Compensation Program — Stock Options.”

OUTSTANDING EQUITY AWARDS AT JUNE 30, 2017

The table below shows (i) each grant of time-based stock options and performance-based restricted stock units that are unexercised and outstanding and (ii) the aggregate number and value of unvested restricted stock units and performance stock units outstanding (assuming target performance) for each NEO, in each case, as of June 30, 2017. References in the footnotes to awards granted in September 2015 mean the awards granted in September 2015, as equitably adjusted into new awards in October 2015 following the MSG Distribution (to the extent such awards were outstanding as of June 30, 2017).

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
James L. Dolan(2)	—	1,069,042(3)	17.81	3/15/2024	35,964(4)	807,392
Andrea Greenberg(2)					221,198(5)	4,965,895
Bret Richter					108,638(6)	2,438,923
Lawrence J. Burian(2)					53,137(7)	1,192,926
Dawn Darino-Gorski(2)					34,152(8)	766,712

(1)	Calculated using the closing price of Class A Common Stock on the NYSE on June 30, 2017 of $22.45 per share.

(2)

As discussed in greater detail under “Compensation Discussion and Analysis — Other Awards – MSG Distribution,” in connection with the MSG Distribution, Mr. Dolan, Ms. Greenberg, Mr. Burian and Ms. Darino-Gorski hold certain MSG equity-based awards that are not reflected in the table above, which, following the MSG Distribution, are subject to continued employment by the Company or an affiliate thereof. As of June 30, 2017, (i) Mr. Dolan held 4,410 MSG Distribution Units; (ii) Ms. Greenberg held 1,033 MSG Distribution Units; (iii) Mr. Burian held 2,780 MSG Distribution

Units; and (vi) Ms. Darino-Gorski held 430 MSG Distribution Units.

(3)

The amounts in this row represent Mr. Dolan’s 534,521 time-vesting stock options and 534,521 performance-vesting (based on target performance) stock options granted as long-term incentive awards in September 2016.

(4)

With respect to Mr. Dolan, the total in this column represents an award of 13,230 restricted stock units granted as a long-term incentive award in September 2014, and 9,094 restricted stock units (from an original award of 13,640 restricted stock units) and 13,640 target performance stock units granted as long-term incentive awards in

September 2015 and equitably adjusted in October 2015 following the MSG Distribution.

(5)

With respect to Ms. Greenberg, the total in this column represents an award of 2,500 restricted stock units granted as a long-term incentive award in September 2014, 600 restricted stock units granted as a long-term incentive award in April 2015, 25,996 restricted stock units (from an original award of 38,994 restricted stock units) and 38,994 target performance stock units granted as long-term incentive awards in September 2015 and equitably adjusted in October 2015 following the MSG Distribution, 51,968 restricted stock units (from an original award of 77,951 restricted stock units) granted as a one-time special incentive award in September 2015 and equitably adjusted in October 2015 following the MSG Distribution, and 50,570 restricted stock units and 50,570 target performance stock units granted as long-term incentive awards in September 2016.

(6)

With respect to Mr. Richter, the total in this column represents an award of 12,874 restricted stock units (from an original award of 19,310 restricted stock units) and 19,310 target performance stock units granted as long-term incentive awards in October 2015, 34,314 restricted stock units (from an original award of 51,470 restricted stock units) granted as a one-time special incentive award in

October 2015, and 21,070 restricted stock units and 21,070 target performance stock units granted as long-term incentive awards in September 2016.

(7)

With respect to Mr. Burian, the total in this column represents an award of 8,130 restricted stock units granted as a long-term incentive award in September 2014, 210 restricted stock units granted as a long-term incentive award in June 2015, 7,799 restricted stock units (from an original award of 11,698 restricted stock units) and 11,698 target performance stock units granted as long-term incentive awards in September 2015 and equitably adjusted in October 2015 following the MSG Distribution, and 12,650 restricted stock units and 12,650 target performance stock units granted as long-term incentive awards in September 2016.

(8)

With respect to Ms. Darino-Gorski, the total in this column represents an award of 1,290 restricted stock units granted as a long-term incentive award in September 2014, 5,729 restricted stock units (from an original award of 8,593 restricted stock units) and 8,593 target performance stock units granted as long-term incentive awards in September 2015 and equitably adjusted in October 2015 following the MSG Distribution, and 9,270 restricted stock units and 9,270 target performance stock units granted as long-term incentive awards in September 2016.

STOCK VESTED

The table below shows restricted stock unit awards that vested during the fiscal year ended June 30, 2017.

Name	Restricted Stock Units
	Number of Shares Acquired on Vesting	Value Realized on Vesting ($)(1)
James L. Dolan	19,826	356,991
Andrea Greenberg	41,871	764,574
Bret Richter	23,592	432,482
Lawrence J. Burian	11,319	203,108
Dawn Darino-Gorski	3,654	64,700

(1)	Calculated using the closing price of Class A Common Stock on the NYSE on the vesting dates, September 9, 2016, September 16, 2016 and
September 30, 2016, of $17.59, $18.13 and $18.61 per share, respectively.

PENSION BENEFITS

The table below shows the present value of accumulated benefits payable to each of our NEOs, including the number of years of service credited to each NEO, under our defined benefit pension plans as of June 30, 2017.

Name	Plan Name(1)	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(2)
James L. Dolan	Cash Balance Pension Plan	0(3)	—
	Excess Cash Balance Plan	0(3)	—
Andrea Greenberg	Cash Balance Pension Plan	8	314,502
	Excess Cash Balance Plan	8	388,818
Bret Richter	Cash Balance Pension Plan	0(4)	—
	Excess Cash Balance Plan	0(4)	—
Lawrence J. Burian	Cash Balance Pension Plan	0(5)	—
	Excess Cash Balance Plan	0(5)	—
Dawn Darino-Gorski	Cash Balance Pension Plan	7	105,114
	Excess Cash Balance Plan	0	—
	Retirement Plan	11	255,242

(1)	Accruals under both the Cash Balance Pension Plan and the Excess Cash Balance Plan were frozen as of December 31, 2015. Accruals under the Retirement Plan were frozen as of December 31, 2007.

(2)	Additional information concerning Pension Plans and Postretirement Plan Assumptions is set forth in Note 13 to our financial statements included in our 2017 Form 10-K.

(3)

Mr. Dolan does not participate in the Cash Balance Pension Plan. In connection with the MSG Distribution, Mr. Dolan’s accrued benefits under the Company’s Excess Cash Balance Plan were transferred to MSG’s excess cash balance plan and are therefore not reflected herein. For more information regarding Mr. Dolan’s participation in the Excess Cash Balance Plan, see MSG’s Definitive Proxy Statement, filed with the SEC on October 27, 2017.

(4)	As of the date that the Cash Balance Pension Plan
and Excess Cash Balance Plan were frozen, Mr. Richter had not yet commenced participation as a result of such plans’ one-year waiting periods.

(5)

In connection with the MSG Distribution, Mr. Burian’s accrued benefits under the Company’s Excess Cash Balance Plan were transferred to MSG’s excess cash balance plan and are therefore not reflected herein. As the Cash Balance Pension Plan was transferred to MSG in connection with the MSG Distribution, Mr. Burian’s participation is not reflected herein. For more information regarding Mr. Burian’s participation in the Excess Cash Balance Plan and/or the Cash Balance Pension Plan, see MSG’s Definitive Proxy Statement, filed with the SEC on October 27, 2017.

The Company maintains several benefit plans for our executive officers. The material terms and conditions are discussed below.

Cash Balance Pension Plan

Prior to the MSG Distribution, the Company sponsored the Cash Balance Pension Plan, a tax-qualified defined benefit plan that generally covered regular full-time and part-time non-union employees of the Company and certain of its affiliates who completed one year of service. Effective on March 1, 2011, the Retirement Plan (as described below) was merged into the Cash Balance Pension Plan. The merged plan remains named the Cash Balance Pension Plan, but provides the same benefits that were previously provided by the two separate plans. As of the MSG Distribution, the Cash Balance Pension Plan was transferred to MSG, and eligible employees of the Company received a full year of credit under the Cash Balance Pension Plan for calendar year 2015. The Cash Balance Pension Plan was frozen to future benefit accruals effective as of December 31, 2015.

A notional account is maintained for each participant under the Cash Balance Pension Plan, including the NEOs (other than Messrs. Dolan and Richter), which consists of (i) annual allocations made by the

Company as of the end of each year on behalf of each participant who has completed 800 hours of service during the year that range from 3% to 9% of the participant’s compensation, based on the participant’s age and (ii) monthly interest credits based on the average of the annual rate of interest on the 30-year U.S. Treasury Bonds for the months of September, October and November of the prior year. Compensation includes all direct cash compensation received while a participant as part of the participant’s primary compensation structure (excluding bonuses, fringe benefits, and other compensation that is not received on a regular basis), and before deductions for elective deferrals, subject to applicable IRS limits.

A participant’s interest in the Cash Balance Pension Plan is subject to vesting limitations for the first three years of employment. A participant’s account also vests in full upon his or her termination due to death, disability or retirement after attaining age 65. Upon retirement or other termination of employment with the Company, the participant may elect a distribution of the vested portion of the cash balance account. Any amounts remaining in the Cash Balance Pension Plan will continue to be credited with interest until the account is paid. The normal form of benefit payment for an unmarried participant is a single life annuity and the normal form of benefit payment for a married participant is a 50% joint and survivor annuity. The participant, with spousal consent if applicable, can waive the normal form and elect a single life annuity or a lump sum.

Excess Cash Balance Plan

The Excess Cash Balance Plan is a non-qualified deferred compensation plan that is intended to provide eligible participants, including each of the NEOs (other than Mr. Richter and Ms. Darino-Gorski), with a portion of their overall benefit that they would accrue under the Cash Balance Pension Plan but for Code limits on the amount of “compensation” (as defined in the Cash Balance Pension Plan) that can be taken into account in determining benefits under tax-qualified plans. The Excess Cash Balance Pension Plan was frozen to future benefit accruals effective as of December 31, 2015.

The Company maintains a notional excess cash balance account for each eligible participant, and for each calendar year, credits these accounts with the portion of the allocation that could not be made on his or her behalf under the Cash Balance Pension Plan due to the compensation limitation. In addition, the Company credits each notional excess cash balance account monthly with interest at the same rate used under the Cash Balance Pension Plan. A participant vests in the excess cash balance account according to the same schedule in the Cash Balance Pension Plan. The excess cash balance account, to the extent vested, is paid in a lump sum to the participant as soon as practicable following his or her retirement or other termination of employment with the Company.

Retirement Plan

The Retirement Plan is a tax-qualified defined benefit plan covering substantially all of our non-union full-time and eligible part-time employees, including Ms. Darino-Gorski, who were hired prior to January 1, 2001. Effective as of January 1, 2001, membership in the plan was frozen and benefit accruals under the plan continued only for employees who were already active participants in the plan as of December 31, 2000. As of December 31, 2007, the plan was amended to freeze all benefit accruals effective January 1, 2008 and eliminate the ability of participants to earn benefits for future service under this plan. As discussed above, the Retirement Plan was merged into the Cash Balance Pension Plan, effective March 1, 2011. This merger did not adversely impact any participant in either of the two plans.

The plan provides a benefit at retirement equal to (i) 2% of a participant’s final average pay (as defined in the plan) multiplied by years of benefit service up to 20 years; plus (ii) 1% of the participant’s final average pay multiplied by years of benefit service (as defined in the plan) in excess of 20 years; minus (iii) 1.25% of the participant’s Social Security benefit multiplied by total benefit service up to 40 years. Final average pay is based on the highest average compensation paid during 60 consecutive months out of the last 120 months of benefit service. Compensation means the basic cash remuneration paid to the participant, including annual incentive compensation, commissions and overtime pay, and before deductions for elective deferrals (up to applicable Code limits).

As a result of plan participants’ benefits under the plan being frozen on January 1, 2008, any pay earned and service completed after that date will not be taken into account when determining the amount of a participant’s benefit under the plan. Participants will continue to earn eligibility towards early retirement as long as they remain our employees. Normal retirement under the plan is age 65; however, participants who have attained age 55 and completed at least ten years of vesting service may retire prior to age 65 and receive a reduced benefit.

The normal form of benefit is a single life annuity for an unmarried participant and a 50% joint and survivor annuity for a married participant. The participant, with the spouse’s consent if married, may waive the normal form and elect an optional form of payment, including a single life annuity, a 50%, 75% or 100% joint and survivor annuity, a ten-year certain and life annuity, a level income option that integrates with Social Security benefits, and a lump sum payment if the actuarial present value of the benefit does not exceed $10,000.

The Madison Square Garden 401(k) Savings Plan (“Savings Plan”)

Under the Savings Plan, a tax-qualified retirement savings plan, participating employees, including the NEOs (other than Messrs. Dolan and Burian, each of whom participates through MSG), may contribute into their plan accounts a percentage of their eligible pay on a before-tax basis as well as a percentage of their eligible pay on an after-tax basis. Prior to January 1, 2016, the participants had been eligible to receive a matching contribution from the Company of up to 50% of the first 6% of eligible pay contributed by participating employees. Effective January 1, 2016, the Savings Plan was amended to provide (a) a matching contribution equal to 100% of the first 4% of eligible pay contributed by participating employees and (b) a discretionary non-elective contribution by the Company. In February 2017, the Company made a discretionary non-elective contribution to each eligible employee’s account equal to 2% of eligible pay with respect to the 2016 calendar year. In connection with the MSG Distribution, the Savings Plan became a multiple employer plan sponsored by MSG, to which we contribute.

Excess Savings Plan

The Excess Savings Plan is an unfunded, non-qualified deferred compensation plan that operates in conjunction with the Company’s tax-qualified Savings Plan. An employee is eligible to participate in the Excess Plan for a calendar year if his or her compensation (as defined in the Savings Plan) in the preceding year exceeded (or would have exceeded, if the employee had been employed for the entire year) the IRS limit on the amount of compensation that can be taken into account in determining contributions under tax-qualified retirement plans ($270,000 in calendar year 2017) and he or she makes an election to participate prior to the beginning of the year. An eligible employee whose contributions to the Savings Plan are limited as a result of this compensation limit or as a result of reaching the maximum 401(k) deferral limit ($18,000, or $24,000 if 50 or over, for calendar year 2017) can continue to make pre-tax contributions under the Excess Savings Plan of up to

6% of his or her eligible pay. In addition, the Company will make matching contributions of up to 50% of the first 6% of eligible pay contributed by the employee. A participant is always fully vested in his or her own contributions and vests in the Company matching contributions on the third anniversary of the date of hire (subject to full vesting upon his or her death, disability or retirement after attaining age 65). Account balances under the Excess Savings Plan are credited monthly with the rate of return earned by the Stable Value Fund offered as an investment alternative under the Savings Plan. Distributions of vested benefits are made in a lump sum as soon as practicable after the participant’s termination of employment with the Company. Effective January 1, 2016, the Excess Savings Plan was amended to provide (a) a matching contribution equal to 100% of the first 4% of eligible pay contributed by participating employees and (b) a discretionary non-

elective contribution by the Company. In February 2017, the Company made a discretionary non-elective contribution to each eligible employee’s account equal to 2% of eligible pay with respect to the 2016 calendar year.

NONQUALIFIED DEFERRED COMPENSATION

The table below shows (i) the contributions made by each NEO and the Company during the fiscal year ended June 30, 2017, (ii) aggregate earnings on each NEO’s account balance during the fiscal year ended

June 30, 2017 and (iii) the account balance of each of our NEOs under the Excess Savings Plan as of June 30, 2017.

Name	Plan Name	Executive Contributions in 2017 ($)(1)	Registrant Contributions in 2017 ($)(2)	Aggregate Earnings in 2017 ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at End of 2017 ($)(4)
James L. Dolan	Excess Savings Plan	38,690	32,138	730	—	93,732
Andrea Greenberg	Excess Savings Plan	26,515	26,515	10,585	—	686,596
Bret Richter	Excess Savings Plan	17,828	17,828	427	—	46,630
Lawrence J. Burian	Excess Savings Plan	12,239	12,239	536	—	49,627
Dawn Darino-Gorski	Excess Savings Plan	—	—	10	—	1,780

(1)

These amounts represent a portion of the NEO’s salaries, which are included in the numbers reported in the “Salary” column of the Summary Compensation Table that the NEOs contributed to the Excess Savings Plan.

(2)	These amounts are reported in the “All Other Compensation” column of the Summary Compensation Table.

(3)	These amounts are not reported in the “All Other Compensation” column of the Summary Compensation Table.

(4)

Amounts accrued by Mr. Dolan under the Cablevision Excess Savings Plan prior to the Cablevision Distribution were not transferred to the Excess Savings Plan in connection with the spin-off of such plan and are therefore not reflected in this column. Amounts accrued by Mr. Burian under the Cablevision Excess Savings Plan prior to the Cablevision Distribution were transferred over to the Excess Savings Plan, and in connection with the MSG Distribution, amounts accrued by Messrs. Dolan and Burian under the Company’s Excess Savings Plan as of such date were transferred over to MSG’s Excess Savings Plan.

EMPLOYMENT AGREEMENTS

Each of our NEOs had an employment agreement with the Company in the fiscal year ended June 30, 2017. On September 16, 2016, the Company entered into a new employment agreement with Mr. Dolan, effective July 1, 2016. Set forth below is a description of the employment agreements between the Company and each of Mr. Dolan, Ms. Greenberg, Messrs. Richter and Burian, and Ms. Darino-Gorski.

As noted above in the Compensation Discussion and Analysis, each of Messrs. Dolan and Burian also serves as an executive officer and employee of MSG. Such MSG employment arrangements are pursuant to employment arrangements between MSG and each of Messrs. Dolan and Burian, as applicable (which are not described herein). For a description of each of these employment agreements, see MSG’s Definitive Proxy Statement, filed with the SEC on October 27, 2017.

James L. Dolan

On September 16, 2016, the Company entered into a new employment agreement with James L. Dolan, effective as of July 1, 2016, which provides for Mr. Dolan’s continued employment as the Executive Chairman of the Company.

The employment agreement with the Company provides for an annual base salary of not less than $1,000,000. Mr. Dolan is eligible to participate in the Company’s discretionary annual bonus program with an annual target bonus opportunity equal to not less than 200% of his base salary. Mr. Dolan is eligible, subject to his continued employment by the Company, to participate in such long-term incentive programs that are made available in the future to similarly situated executives at the Company. It is expected that such awards will consist of annual grants of stock option awards with a grant date fair value of not less than $4,800,000. Subject to applicable plan limitations, 50% of the stock option awards will vest in three equal tranches on each of the first three anniversaries of the grant date and the remaining 50% will be subject to the performance criteria applicable to the awards to other executives of the Company under the Company’s long-term incentive programs, and the stock options will expire not later than seven years and six months after the date of grant. Mr. Dolan generally is not eligible for our standard benefits program while he is employed by MSG; provided that Mr. Dolan will continue to be eligible to participate in the Excess Savings Plan and his full Company base salary will be used to determine Mr. Dolan’s benefits under that plan.

If, on or prior to December 31, 2019, Mr. Dolan’s employment is either involuntarily terminated by the Company for any reason other than “cause” (as defined in the agreement), or is terminated by Mr. Dolan for “good reason” (as defined in the agreement) and cause does not then exist (a “Qualifying Termination”), then, subject to Mr. Dolan’s execution of a separation agreement, the Company will provide him with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Mr. Dolan’s annual base salary and annual target bonus; provided that Mr. Dolan will not be entitled to such cash severance payment if Mr. Dolan remains employed by MSG at the time his employment with the Company is terminated, in which case the Company will pay the amount of such severance payment to MSG, (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred, (c) each of Mr. Dolan’s outstanding unvested long-term cash awards will immediately vest in full and will be payable to Mr. Dolan to the same extent that other similarly situated active executives receive payment, (d) all of the time-based restrictions on each of Mr. Dolan’s outstanding unvested shares of restricted stock or restricted stock units (including restricted stock units subject to performance criteria) will immediately be eliminated and such restricted stock and restricted stock units will be payable or deliverable to Mr. Dolan subject to satisfaction of any applicable performance criteria, and (e) each of Mr. Dolan’s outstanding unvested stock options and stock appreciation awards will immediately vest.

If Mr. Dolan’s employment is terminated due to his death or disability, or if after December 31, 2019 there is a Qualifying Termination, then, subject to execution of a separation agreement (other than in the case of death), he or his estate or beneficiary will be provided with the benefits and rights set forth in clauses (c), (d) and (e) above.

The employment agreement contains certain covenants by Mr. Dolan, including a noncompetition agreement that restricts Mr. Dolan’s ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company. The agreement also recognizes that Mr. Dolan will be employed by MSG during his employment with the Company and states that certain actions and circumstances arising from or relating to such dual employment will not be deemed to be a breach of his obligations under the employment agreement or to constitute cause.

Andrea Greenberg

On September 11, 2015, the Company entered into an employment agreement with Andrea Greenberg, which provides for Ms. Greenberg’s employment as the President and Chief Executive Officer of the Company effective as of the MSG Distribution Date.

The employment agreement provides for an annual base salary of not less than $750,000. Ms. Greenberg is eligible to participate in the Company’s discretionary annual cash incentive program with an annual target bonus equal to not less than 100% of her annual base salary. Ms. Greenberg will also continue to participate in future long-term incentive programs that are made available to similarly situated executives of the Company, subject to Ms. Greenberg’s continued employment by the Company. Commencing with the fiscal year beginning July 1, 2015, and each fiscal year thereafter, it is expected that Ms. Greenberg will receive one or more long-term awards with an aggregate target value of not less than $1,500,000.

In connection with the MSG Distribution, Ms. Greenberg received a one-time grant of restricted stock units with an aggregate grant date value equal to $1,500,000. This grant vests ratably on each of the first three anniversaries of the MSG Distribution Date, subject to Ms. Greenberg’s continued employment and the achievement of performance objectives established by the Compensation Committee. Under the agreement, Ms. Greenberg continues to be eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans.

If, on or prior to the third anniversary of the MSG Distribution Date, Ms. Greenberg’s employment with the Company is terminated (i) by the Company other than for “cause” (as defined in the agreement), or (ii) by Ms. Greenberg for “good reason” (as defined in the agreement) and cause does not then exist, then, subject to Ms. Greenberg’s execution of a separation agreement with the Company, the Company will provide her with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Ms. Greenberg’s annual base salary and annual target bonus; (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred; (c) each of Ms. Greenberg’s outstanding long-term cash awards will immediately vest in full and will be payable to Ms. Greenberg to the same extent that other similarly situated active executives receive payment; (d) all of the time-based restrictions on each of Ms. Greenberg’s outstanding restricted stock or restricted stock units granted to her under the plans of the Company will immediately be eliminated and will be payable or deliverable to Ms. Greenberg subject to satisfaction of any applicable performance criteria; and (e) each of Ms. Greenberg’s outstanding stock options and stock appreciation awards under the plans of the Company will immediately vest.

The employment agreement contains certain covenants by Ms. Greenberg including a noncompetition agreement that restricts Ms. Greenberg’s ability to engage in competitive activities until the first anniversary of a termination of her employment with the Company.

Bret Richter

On September 11, 2015, the Company entered into an employment agreement with Bret Richter, which provides for Mr. Richter’s employment as the Executive Vice President and Chief Financial Officer of the Company effective as of the MSG Distribution Date.

The employment agreement provides for an annual base salary of not less than $634,000. Mr. Richter will be eligible to participate in the Company’s discretionary annual cash incentive program with an annual target bonus equal to not less than 75% of his annual base salary. Mr. Richter will also participate in future long-term incentive programs that are made available to similarly situated executives of the Company. Commencing with the fiscal year beginning July 1, 2015, and each fiscal year thereafter, it is expected that Mr. Richter will receive one or more long-term awards with an aggregate target value of not less than $750,000.

In connection with the MSG Distribution, Mr. Richter received a one-time grant of restricted stock units with an aggregate grant date value equal to $1,000,000. This grant vests ratably on each of the first three anniversaries of the MSG Distribution Date, subject to Mr. Richter’s continued employment and the achievement of performance objectives established by the Compensation Committee. Under the agreement, Mr. Richter will be eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans.

If, prior to the third anniversary of the MSG Distribution Date, Mr. Richter’s employment with the Company is terminated (i) by the Company other than for “cause” (as defined in the agreement), or (ii) by Mr. Richter for “good reason” (as defined in the agreement) and cause does not then exist, then, subject to Mr. Richter’s execution of a separation agreement with the Company, the Company will provide him with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Mr. Richter’s annual base salary and annual target bonus and (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred.

The employment agreement contains certain covenants by Mr. Richter including a noncompetition agreement that restricts his ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company; provided that the noncompetition covenant will not apply following a termination of Mr. Richter’s employment by the Company other than for cause or by Mr. Richter for good reason if he waives his entitlement to the severance benefits described above.

Lawrence J. Burian

On September 11, 2015, the Company entered into an employment agreement with Lawrence J. Burian, effective as of the MSG Distribution Date.

The employment agreement with the Company provides for Mr. Burian’s continued employment as the Executive Vice President, General Counsel and Secretary of the Company. The employment agreement provides for a minimum annual base salary of not less than $300,000 and a discretionary annual bonus with a target value equal to not less than 150% of Mr. Burian’s annual base salary. Mr. Burian will also participate in future long-term incentive programs that are made available to similarly situated executives of the Company, subject to Mr. Burian’s continued employment by the Company. It is expected that Mr. Burian will receive one or more long-term awards with an aggregate target value of not less than $450,000. Mr. Burian will be eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans.

If Mr. Burian’s employment with the Company is terminated on or prior to October 1, 2019 (the “Burian Scheduled Expiration Date”) (i) by the Company other than for “cause” (as defined in the agreement), or (ii) by Mr. Burian for “good reason” (as defined in the agreement) and cause does not then exist, then, subject to Mr. Burian’s execution of a separation agreement, the Company will provide Mr. Burian with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Mr. Burian’s annual base salary and annual target bonus; (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred; (c) each of Mr. Burian’s outstanding long-term cash awards will immediately vest in full and will be payable to Mr. Burian to the same extent that other similarly situated active executives receive payment; (d) all of the time-based restrictions on each of Mr. Burian’s outstanding restricted stock or restricted stock units granted to him under the plans of the Company will immediately be eliminated and will be payable or deliverable to Mr. Burian subject to satisfaction of any applicable performance criteria; and (e) each of Mr. Burian’s outstanding stock options under the plans of the Company will immediately vest.

If Mr. Burian ceases to be an employee of the Company prior to the Burian Scheduled Expiration Date as a result of his death or disability, and at such time cause does not exist, then, subject to execution of a separation agreement (other than in the case of death), he or his estate or beneficiary will be provided with the benefits and rights set forth in (b), (d) and (e) of the preceding paragraph and each of his outstanding long-term cash awards shall immediately vest in full, whether or not subject to performance criteria and will be payable on the 90th day after the termination of his employment; provided, that if any such award is subject to any performance criteria, then (i) if the measurement period for such performance criteria has not yet been fully completed, then the payment amount will be at the target amount for such award, and (ii) if the measurement period for such performance criteria has already been fully completed, then the payment amount of such award will be at the same time and to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria).

Notwithstanding the foregoing, Mr. Burian will not be entitled to the severance payment described in (a) of the second preceding paragraph if Mr. Burian’s employment with the Company is terminated without cause or for good reason (other than if cause then exists) prior to the Burian Scheduled Expiration Date and while Mr. Burian remains employed with MSG. If Mr. Burian’s employment with MSG is terminated without “cause” or for “good reason” (as those terms are defined in Mr. Burian’s employment agreement with MSG) prior to the Burian Scheduled Expiration Date and while Mr. Burian remains employed by the Company, then Mr. Burian’s target annual compensation (consisting of his annual base salary, target annual bonus percentage and minimum annual target long-term incentive value) will increase to equal the aggregate target annual compensation to which Mr. Burian was entitled from the Company and from MSG at the time of such MSG termination. We refer to the amount of this increase as the “incremental compensation.” Mr. Burian will not receive a severance payment from MSG (the “MSG Severance”) on such a termination, which amount will instead be paid by MSG to the Company.

Additionally, if Mr. Burian’s employment with the Company is terminated after the Burian Scheduled Expiration Date and after such MSG termination without cause, for good reason or due to death or disability, then Mr. Burian will be entitled to an additional severance payment from the Company equal to the MSG Severance less the aggregate incremental compensation paid to Mr. Burian by the Company after the MSG termination.

In the employment agreement, the Company acknowledges that, in addition to Mr. Burian’s services pursuant to the agreement, he will simultaneously serve, and is expected to devote a portion of his business time and attention to serving, as Executive Vice President, General Counsel and Secretary of MSG. The Company recognizes and agrees that Mr. Burian’s responsibilities to MSG will preclude him from devoting substantially all of his time and attention to the Company’s affairs. The agreement states the Company’s recognition that there may be certain potential conflicts of interest and fiduciary duty issues associated with Mr. Burian’s dual roles at the Company and MSG, and that none of (i) his dual responsibilities at the Company and MSG, (ii) his inability to devote substantially all of his time and attention to the Company’s affairs, (iii) the actual or potential conflicts of interest and fiduciary duty issues that are waived in the Company’s Certificate of Incorporation, or (iv) any actions taken, or omitted to be taken, by him in good faith to comply with his duties and responsibilities to the Company in light of his dual responsibilities to the Company and MSG, will be deemed to be a breach by him of his obligations under the employment agreement nor will any of the foregoing constitute cause.

The employment agreement contains certain covenants by Mr. Burian including a noncompetition agreement that restricts Mr. Burian’s ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company.

Dawn Darino-Gorski

On September 11, 2015, the Company entered into an employment agreement with Dawn Darino-Gorski, which provides for Ms. Darino-Gorski’s employment as the Senior Vice President, Controller and Principal Accounting Officer of the Company effective as of the MSG Distribution Date.

The employment agreement provides for an annual base salary of not less than $350,000. Ms. Darino-Gorski will be eligible to participate in the Company’s discretionary annual cash incentive program with an annual target bonus equal to not less than 35% of her annual base salary. Ms. Darino-Gorski will also participate in future long-term incentive programs that are made available to similarly situated executives of the Company. Commencing with the fiscal year beginning July 1, 2015, and each fiscal year thereafter, it is expected that Ms. Darino-Gorski will receive one or more long-term awards with an aggregate target value of not less than $330,000.

If, prior to the third anniversary of the MSG Distribution Date, Ms. Darino-Gorski’s employment with the Company is terminated by the Company other than for “cause” (as defined in the agreement), then, subject to Ms. Darino-Gorski’s execution of a separation agreement with the Company, the Company will provide her with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than the sum of Ms. Darino-Gorski’s annual base salary and annual target bonus and (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred.

The employment agreement contains certain covenants by Ms. Darino-Gorski including a noncompetition agreement that restricts Ms. Darino-Gorski’s ability to engage in competitive activities until the first anniversary of a termination of her employment with the Company; provided that the noncompetition covenant will not apply following a termination of Ms. Darino-Gorski’s employment by the Company other than for cause if Ms. Darino-Gorski waives her entitlement to the severance benefits described above.

TERMINATION AND SEVERANCE

This section describes the payments that would be received by our NEOs who were employed by the Company as of June 30, 2017 upon various terminations of employment scenarios. The information under “Separation from the Company” assumes that each NEO was employed by the

Company under his or her applicable employment agreement, and his or her employment terminated as of June 30, 2017. This information is presented to illustrate the payments such NEOs would have received from the Company under the various termination scenarios.

Separation from the Company

Payments may be made to NEOs upon the termination of their employment with the Company depending upon the circumstances of their termination, which include termination by the Company without cause, termination by the Company with cause, termination by the NEO for good reason, other voluntary termination by the NEO, retirement, death, disability, or termination following a change in control of the

Company or following a going private transaction. Certain of these circumstances are addressed in the employment agreements between the Company and each NEO. For a description of termination provisions in the employment agreements with our NEOs, please see “— Employment Agreements” above. In addition, award agreements for long-term incentives also address some of these circumstances.

Quantification of Termination and Severance

The following tables set forth a quantification of estimated severance and other benefits payable to the NEOs who were employed by the Company as of June 30, 2017 under various circumstances regarding the termination of their employment. In calculating these severance and other payments, we have taken into consideration or otherwise assumed the following:

•	Termination of employment occurred after the close of business on June 30, 2017.

•	We have valued equity awards (other than stock options) using the closing market price of Class A Common Stock of $22.45 on the NYSE on June 30, 2017, the last trading day of our fiscal year.

•	We have valued stock options at their intrinsic value, the closing market price of Class A
Common Stock of $22.45 on the NYSE on June 30, 2017, less the per share exercise price, multiplied by the number of shares underlying the stock options.

•

In the event of termination of employment, the payment of certain long-term incentive awards and other amounts may be delayed, depending upon the terms of each specific award agreement, the provisions of the applicable NEO’s employment agreement and the applicability of Code Section 409A. In quantifying aggregate termination payments, we have not taken into account the timing of the payments and we have not discounted the value of payments that would be made over time, except where otherwise disclosed.

•	We have assumed that all performance objectives for performance-based awards are achieved (but not exceeded).

•

With respect to Messrs. Dolan and Burian, we have assumed that on June 30, 2017 each is simultaneously terminated from both the Company and MSG. For a summary of Messrs. Dolan and Burian’s treatment upon a termination from one company but not the other, please see “— Employment Agreements.” For a description of the payment and benefits to which Messrs. Dolan and Burian would be entitled from MSG upon a termination of employment, see MSG’s Definitive Proxy Statement, filed with the SEC on October 27, 2017.

•	References to restricted stock units or performance stock units granted in the 2016 fiscal year shall in all cases mean: for

Messrs. Dolan and Burian, the awards granted in September 2015 as equitably adjusted in October 2015 to reflect the MSG Distribution and such individuals’ dual employment with the Company and MSG; for Mses. Greenberg and Darino-Gorski, the awards granted in September 2015 as equitably adjusted in October 2015 to reflect the MSG Distribution; and for Mr. Richter, the awards granted in October 2015. These equitable adjustments are discussed in greater detail under “Compensation Discussion and Analysis — Other Awards – MSG Distribution.”

Benefits Payable as a Result of Voluntary Termination of Employment by Employee

In the event of a voluntary termination of employment, no NEO would have been entitled to any payments at June 30, 2017, excluding any pension or other vested retirement benefits.

Benefits Payable as a Result of Termination of Employment by Employee Due to Retirement

In the event of a retirement, no NEO would have been entitled to any payments at June 30, 2017, excluding any pension or other vested retirement benefits.

Benefits Payable as a Result of Termination of Employment by the Company for Cause

In the event of termination by the Company for Cause, no NEO would have been entitled to any payments at June 30, 2017, excluding any pension or other vested retirement benefits.

Benefits Payable as a Result of Termination of Employment by the Company Without Cause*

Elements	James L. Dolan	Andrea Greenberg	Bret Richter	Lawrence J. Burian	Dawn Darino- Gorski
Severance	$6,000,000(1)	$3,400,000(1)	$2,285,570(1)	$1,545,000(1)	$486,675(2)
Pro rata bonus	$2,477,933(3)	$1,029,325(3)	$601,946(3)	$569,665(3)	$155,075(3)
Unvested restricted stock	$1,369,503(4)	$3,158,581(4)	—	$1,193,695(4)	—
Unvested performance stock	$306,218(5)	$2,010,712(5)	—	$546,613(5)	—
Unvested stock options	$2,480,177(6)	—	—	—	—
Unvested performance stock options	$2,480,177(7)	—	—	—	—
Performance cash awards	$273,438(8)	$214,583(8)	—	$173,400(8)	—
Health insurance benefits	—	—	—	—	—

*	The amounts in this table do not include any pension or other vested retirement benefits.

(1)	Represents severance equal to two times the sum of his or her annual base salary and annual target bonus.

(2)	Represents severance equal to the sum of her annual base salary and annual target bonus.
(3)

Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other NEOs without regard to personal performance objectives.

(4)

Represents the full vesting of the 2015, 2016, and 2017 fiscal year grants of restricted stock units, as applicable, which are: Mr. Dolan: 13,230 units ($297,014) and 9,094 units ($204,160) for 2015 and

2016, respectively; Ms. Greenberg: 3,100 units ($69,595), 25,996 units ($583,610) and 50,570 units ($1,135,297), respectively; and Mr. Burian: 8,340 units ($187,233), 7,799 units ($175,088) and 12,650 units ($283,993), respectively. With respect to Ms. Greenberg, the amount also represents the full vesting of the unvested portion of the one-time special award of 51,968 restricted stock units ($1,166,682) granted in the 2016 fiscal year. This amount also includes the value of Messrs. Dolan and Burian, and Ms. Greenberg’s MSG Distribution Units, which would also fully vest. The MSG Distribution Unit amounts are: Mr. Dolan: 4,410 units ($868,329); Ms. Greenberg: 1,033 units ($203,398); and Mr. Burian: 2,780 units ($547,382).

(5)

Represents the full vesting at target of the 2016 and 2017 fiscal year grant of performance stock units, as applicable, which are: Mr. Dolan: 13,640 units for 2016; Ms. Greenberg: 38,994 units ($875,415) and 50,570 units ($1,135,297), respectively; and Mr. Burian: 11,698 units ($262,620) and 12,650 units ($283,993), respectively.

(6)	Represents the full vesting of the 2017 fiscal year grant of 534,521 time-vesting stock options to Mr. Dolan.
(7)	Represents the full vesting at target of the 2017 fiscal year grant of 534,521 performance-vesting stock options to Mr. Dolan.

(8)

With respect to Ms. Greenberg, this amount represents the full target value of her 2015 fiscal year cash performance awards. Upon a simultaneous termination without cause by MSG and the Company, each of Messrs. Dolan and Burian will be entitled to payment of the target value of their 2015 fiscal year cash performance awards. In connection with the MSG Distribution, the Company retained a portion of the liabilities (33% of the amounts accrued prior to the MSG Distribution plus, with respect to Messrs. Dolan and Burian, 30% of amounts accrued after the MSG Distribution) with respect to such awards, which the Company will pay to MSG and is represented in the table above. The total value of the awards payable to Messrs. Dolan and Burian upon such a simultaneous termination without cause (inclusive of the Company’s liability set forth on the table above) is as follows: Mr. Dolan: $875,000; and Mr. Burian: $555,209.

Benefits Payable as a Result of Termination of Employment by NEO for Good Reason*

Elements	James L. Dolan	Andrea Greenberg	Bret Richter	Lawrence J. Burian	Dawn Darino- Gorski
Severance	$6,000,000(1)	$3,400,000(1)	$2,285,570(1)	$1,545,000(1)	—
Pro rata bonus	$2,477,933(2)	$1,029,325(2)	$601,946(2)	$569,665(2)	—
Unvested restricted stock	$1,369,503(3)	$3,158,581(3)	—	$1,193,695(3)	—
Unvested performance stock	$306,218(4)	$2,010,712(4)	—	$546,613(4)	—
Unvested stock options	$2,480,177(5)	—	—	—	—
Unvested performance stock options	$2,480,177(6)	—	—	—	—
Performance cash awards	$273,438(7)	$214,583(7)	—	$173,400(7)	—
Health insurance benefits	—	—	—	—	—

*	The amounts in this table do not include any pension or other vested retirement benefits.

(1)	Represents severance equal to two times the sum of his or her annual base salary and annual target bonus.

(2)

Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other NEOs without regard to personal performance objectives.

(3)	Represents the full vesting of the 2015, 2016, and 2017 fiscal year grants of restricted stock units, as applicable, which are: Mr. Dolan: 13,230 units ($297,014) and 9,094 units ($204,160) for 2015 and 2016, respectively; Ms. Greenberg: 3,100 units ($69,595), 25,996 units ($583,610) and 50,570 units ($1,135,297), respectively; and Mr. Burian: 8,340 units ($187,233), 7,799 units ($175,088) and 12,650 units ($283,993), respectively. With respect to Ms. Greenberg, the amount also represents the full vesting of the unvested portion of the one-time special award of 51,968 restricted stock units ($1,166,682) granted in the 2016 fiscal year. This amount also includes the value of Messrs. Dolan and Burian, and Ms. Greenberg’s MSG Distribution

Units, which would also fully vest. The MSG Distribution Unit amounts are: Mr. Dolan: 4,410 units ($868,329); Ms. Greenberg: 1,033 units ($203,398); and Mr. Burian: 2,780 units ($547,382).

(4)

Represents the full vesting at target of the 2016 and 2017 fiscal year grant of performance stock units, as applicable, which are: Mr. Dolan: 13,640 units for 2016; Ms. Greenberg: 38,994 units ($875,415) and 50,570 units ($1,135,297), respectively; and Mr. Burian: 11,698 units ($262,620) and 12,650 units ($283,993), respectively.

(5)	Represents the full vesting of the 2017 fiscal year grant of 534,521 time-vesting stock options to Mr. Dolan.

(6)	Represents the full vesting at target of the 2017 fiscal year grant of 534,521 performance-vesting stock options to Mr. Dolan.
(7)

With respect to Ms. Greenberg, this amount represents the full target value of her 2015 fiscal year cash performance awards. Upon a simultaneous termination without cause by MSG and the Company, each of Messrs. Dolan and Burian will be entitled to payment of the target value of their 2015 fiscal year cash performance awards. In connection with the MSG Distribution, the Company retained a portion of the liabilities (33% of the amounts accrued prior to the MSG Distribution plus, with respect to Messrs. Dolan and Burian, 30% of amounts accrued after the MSG Distribution) with respect to such awards, which the Company will pay to MSG and is represented in the table above. The total value of the awards payable to Messrs. Dolan and Burian upon such a simultaneous termination for good reason (inclusive of the Company’s liability set forth on the table above) is as follows: Mr. Dolan: $875,000; and Mr. Burian: $555,209.

Benefits Payable as a Result of Termination of Employment Due to Death*

Elements	James L. Dolan	Andrea Greenberg	Bret Richter	Lawrence J. Burian	Dawn Darino- Gorski
Severance	—	—	—	—	—
Pro rata bonus	$2,477,933(1)	$1,029,325(1)	—	$569,665(1)	—
Unvested restricted stock	$1,369,503(2)	$3,158,581(2)	$1,532,392(2)	$1,193,695(2)	$450,355(2)
Unvested performance stock	$306,218(3)	$2,010,712(3)	$446,680(4)	$546,613(3)	$197,979(4)
Unvested stock options	$2,480,177(5)	—	—	—	—
Unvested performance stock options	$2,480,177(6)	—	—	—	—
Performance cash awards	$273,438(7)	$214,583(7)	—	$173,400(7)	$85,000(8)
Health insurance benefits	—	—	—	—	—

*	The amounts in this table do not include any pension or other vested retirement benefits.

(1)	Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other NEOs.

(2)

Represents the full vesting of the 2015, 2016 and 2017 fiscal year grants of restricted stock units, as applicable, which are: Mr. Dolan: 13,230 units ($297,014) and 9,094 units ($204,160) for 2015 and 2016, respectively; Ms. Greenberg: 3,100 units ($69,595), 25,996 units ($583,610) and 50,570 units ($1,135,297), respectively; Mr. Richter: 12,874 units ($289,021) and 21,070 units ($473,022) for 2016 and 2017, respectively; Mr. Burian: 8,340 units ($187,233), 7,799 units ($175,088) and 12,650 units ($283,993), respectively; and Ms. Darino-Gorski: 1,290 units

($28,961), 5,729 units ($128,616) and 9,270 units ($208,112), respectively. With respect to Ms. Greenberg and Mr. Richter, amounts also represent the full vesting of the unvested portion of the one-time special awards of 51,968 ($1,166,682) and 34,314 ($770,349) restricted stock units, respectively, granted in the 2016 fiscal year. This amount also includes the value of Messrs. Dolan and Burian, and Mses. Greenberg and Darino-Gorski’ MSG Distribution Units, which would also fully vest. The MSG Distribution Unit amounts are: Mr. Dolan: 4,410 units ($868,329); Ms. Greenberg: 1,033 units ($203,398); Mr. Burian: 2,780 units ($547,382); and Ms. Darino-Gorski: 430 units ($84,667).

(3)

Represents the full vesting at target of the 2016 and 2017 fiscal year grant of performance stock units, as applicable, which are: Mr. Dolan: 13,640 units for 2016; Ms. Greenberg: 38,994 units ($875,415) and

50,570 units ($1,135,297), respectively; and Mr. Burian: 11,698 units ($262,620) and 12,650 units ($283,993), respectively.

(4)

Represents the pro rata vesting at target of the 2016 and 2017 fiscal year grant of performance stock units, which are: Mr. Richter: an original award of 19,310 units (with a pro rata value of $289,006) and an original award of 21,070 units (with a pro rata value of $157,674), respectively; and Ms. Darino-Gorski: an original award of 8,593 units (with a pro rata value of $128,609) and an original award of 9,270 units (with a pro rata value of $69,371), respectively.

(5)	Represents the full vesting of the 2017 fiscal year grant of 534,521 time-vesting stock options to Mr. Dolan.

(6)	Represents the full vesting at target of the 2017 fiscal year grant of 534,521 performance-vesting stock options to Mr. Dolan.

(7)	With respect to Ms. Greenberg, this amount represents the full target value of her 2015 fiscal year cash performance awards. Upon a simultaneous termination due to death by MSG and the Company, each of Messrs. Dolan and Burian will be entitled to payment of the target value of their 2015 fiscal year cash performance awards. In connection with the MSG Distribution, the Company retained a portion of the liabilities (33% of the amounts accrued prior to the MSG Distribution plus, with respect to Messrs. Dolan and Burian, 30% of amounts accrued after the MSG Distribution) with respect to such awards, which the Company will pay to MSG and is represented in the table above. The total value of the awards payable to Messrs. Dolan and Burian upon such a simultaneous termination due to death (inclusive of the Company’s liability set forth on the table above) is as follows: Mr. Dolan: $875,000; and Mr. Burian: $555,209.

(8)	Represents the target value of Ms. Darino-Gorski’s 2015 fiscal year cash performance award.

Benefits Payable as a Result of Termination of Employment Due to Disability*

Elements	James L. Dolan	Andrea Greenberg	Bret Richter(7)	Lawrence J. Burian	Dawn Darino- Gorski(7)
Severance	—	—	—	—	—
Pro rata bonus	$2,477,933(1)	$1,029,325(1)	—	$569,665(1)	—
Unvested restricted stock	$1,369,503(2)	$3,158,581(2)	—	$1,193,695(2)	—
Unvested performance stock	$306,218(3)	$2,010,712(3)	—	$546,613(3)	—
Unvested stock options	$2,480,177(4)	—	—	—	—
Unvested performance stock options	$2,480,177(5)	—	—	—	—
Performance cash awards	$273,438(6)	$214,583(6)	—	$173,400(6)	—
Health insurance benefits	—	—	—	—	—

*	The amounts in this table do not include any pension or other vested retirement benefits.

(1)	Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other NEOs.

(2)

Represents the full vesting of the 2015, 2016, and 2017 fiscal year grants of restricted stock units, as applicable, which are: Mr. Dolan: 13,230 units ($297,014) and 9,094 units ($204,160) for 2015 and 2016, respectively; Ms. Greenberg: 3,100 units ($69,595), 25,996 units ($583,610) and 50,570 units ($1,135,297), respectively; and Mr. Burian:

8,340 units ($187,233), 7,799 units ($175,088) and 12,650 units ($283,993), respectively. With respect to Ms. Greenberg, the amount also represents the full vesting of the unvested portion of the one-time special award of 51,968 restricted stock units ($1,166,682) granted in the 2016 fiscal year. This amount also includes the value of Messrs. Dolan and Burian and Ms. Greenberg’s MSG Distribution Units, which would also fully vest. The MSG Distribution Unit amounts are: Mr. Dolan: 4,410 units ($868,329); Ms. Greenberg: 1,033 units ($203,398); and Mr. Burian: 2,780 units ($547,382).

(3)	Represents the full vesting at target of the 2016 and 2017 fiscal year grant of performance stock units, as applicable, which are: Mr. Dolan: 13,640 units for 2016; Ms. Greenberg: 38,994 units ($875,415) and 50,570 units ($1,135,297), respectively; and Mr. Burian: 11,698 units ($262,620) and 12,650 units ($283,993), respectively.

(4)	Represents the full vesting of the 2017 fiscal year grant of 534,521 time-vesting stock options to Mr. Dolan.

(5)	Represents the full vesting at target of the 2017 fiscal year grant of 534,521 performance-vesting stock options to Mr. Dolan.

(6)

With respect to Ms. Greenberg, this amount represents the full target value of her 2015 fiscal year cash performance awards. Upon a simultaneous termination due to disability by MSG and the Company, each of Messrs. Dolan and Burian will be entitled to payment of the target value of their 2015 fiscal year cash performance awards. In connection with the MSG Distribution, the Company retained a portion of the liabilities (33% of the amounts accrued prior to the MSG Distribution plus, with respect to Messrs. Dolan and Burian, 30% of amounts accrued after the MSG Distribution) with respect to such awards, which the Company will pay to MSG and is represented in the table above. The total value of the awards payable to Messrs. Dolan and Burian upon such a simultaneous termination due to disability (inclusive of the Company’s liability set forth on the table above) is as follows: Mr. Dolan: $875,000; and Mr. Burian: $555,209.

(7)

A termination by the Company of Mr. Richter or Ms. Darino-Gorski due to such NEO’s disability would be treated under their respective employment agreements as a termination by the Company without cause. For details on the amounts due upon such a termination by the Company without cause, please see the “Benefits Payable as a Result of Termination of Employment by the Company Without Cause” table.

Benefits Payable as a Result of Termination of Employment from the Company in Connection with a Change in Control or Going Private Transaction(1)*

Elements	James L. Dolan(2)	Andrea Greenberg(3)	Bret Richter(3)	Lawrence J. Burian(3)	Dawn Darino- Gorski(4)
Severance	$6,000,000(5)	$3,400,000(5)	$2,285,570(5)	$1,545,000(5)	$486,675(6)
Pro rata bonus	$2,477,933(7)	$1,029,325(7)	$601,946(7)	$569,665(7)	$155,075(7)
Unvested restricted stock	$1,369,503(8)	$3,158,581(8)	$1,532,392(9)	$1,193,695(8)	$450,355(9)
Unvested performance stock	$306,218(10)	$2,010,712(10)	$906,531(10)	$546,613(10)	$401,024(10)
Unvested stock options	$2,480,177(11)	—	—	—	—
Unvested performance stock options	$2,480,177(12)	—	—	—	—
Performance cash awards	$273,438(13)	$214,583(13)	—	$173,400(13)	$85,000(13)
Health insurance benefits	—	—	—	—	—

*	The amounts in this table do not include any pension or other vested retirement benefits.

(1)

The information in this table and the footnotes hereto describe amounts payable as a result of certain terminations of employment by the NEO or the Company following a change in control. The amounts payable as a result of termination of employment by the NEO or the Company following a going private transaction are generally equal to or less than the amounts payable as a result of termination of employment by the NEO or the Company following a change in control. Notwithstanding the amounts set forth in this table, if any payment otherwise due to any of the NEOs would result in the imposition of an excise tax under Code Section 4999, then the Company would instead pay to the applicable NEO either (a) the amounts set forth in this table, or (b) the maximum amount that could be paid to such NEO without the imposition of the excise tax, whichever results in a greater amount of after-tax proceeds to such NEO.

(2)	If Mr. Dolan is terminated without cause or resigns with good reason following a change in control or a going private transaction, he would be entitled to the amounts set forth in this table.

(3)

If Ms. Greenberg or Messrs. Richter or Burian is terminated without cause or resigns with good reason following a change in control or a going private transaction then he or she would be entitled to the amounts set forth in this table.

(4)	If Ms. Darino-Gorski is terminated without cause following a change in control or a going private transaction, then she would be entitled to the amounts set forth in this table.

(5)	Represents severance equal to two times the sum of his or her annual base salary and annual target bonus.

(6)	Represents severance equal to the sum of her annual base salary and annual target bonus.

(7)

Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other NEOs without regard to personal performance objectives.

(8)

Represents the full vesting of the 2015, 2016, and 2017 fiscal year grants of restricted stock units, as applicable, which are: Mr. Dolan: 13,230 units ($297,014) and 9,094 units ($204,160) for 2015 and 2016, respectively; Ms. Greenberg: 3,100 units ($69,595), 25,996 units ($583,610) and 50,570 units ($1,135,297), respectively; and Mr. Burian: 8,340 units ($187,233), 7,799 units ($175,088) and 12,650 units ($283,993), respectively. With respect to Ms. Greenberg, the amount also represents the full vesting of the one-time special award of 51,968 restricted stock units ($1,166,682) granted in the 2016 fiscal year. This amount also includes the value of Messrs. Dolan and Burian, and Ms. Greenberg’s MSG Distribution Units, which would also fully vest. The MSG Distribution Unit amounts are: Mr. Dolan: 4,410 units ($868,329); Ms. Greenberg: 1,033 units ($203,398); and Mr. Burian: 2,780 units ($547,382).

(9)

Represents the full vesting of 2015, 2016 and 2017 fiscal year grants of restricted stock units, as applicable, for each of Mr. Richter and Ms. Darino-Gorski. With respect to Mr. Richter, amounts also represent the full vesting of the unvested portion of the one-time special award of 34,314 restricted stock units granted in the 2016 fiscal year. With respect to Ms. Darino-Gorski, in addition to these amounts, upon such a termination, Ms. Darino-Gorski would also fully vest in her outstanding MSG Distribution Units, which are: 430 units ($84,667). Upon a change in control or going private transaction, Mr. Richter and Ms. Darino-Gorski will be entitled to either (in the successor entity’s discretion) (a) cash equal to the unvested units multiplied by the per share price paid in the change in control or going private transaction, or (b) only if the successor entity is a publicly traded company, a replacement unit award from the successor entity with the same terms. Any such cash award would be payable upon the earliest of (x) the date the units were originally scheduled to vest so long as the NEO remains continuously employed, (y) a termination without cause or a resignation for good reason, or (z) only if the successor entity elects clause (b) above, upon a resignation without good reason that is at least six months, but no more than nine months following the change in control or going private transaction.

(10)

Represents the full vesting of the 2016 and 2017 fiscal year performance stock units at target for each NEO, which become payable (i) upon a change in control, regardless of whether the applicable NEO’s employment is terminated, or (ii) following a going private transaction if the applicable NEO is employed through July 1, 2018 (in the case of the 2016 fiscal year award) or July 1, 2019 (in the case of the 2017 fiscal year award) or is terminated without cause or resigns for good reason prior to such applicable date.

(11)	Represents the full vesting of the 2017 fiscal year grant of 534,521 time-vesting stock options to Mr. Dolan.

(12)	Represents the full vesting at target of the 2017 fiscal year grant of 534,521 performance-vesting stock options to Mr. Dolan.

(13)

Represents the full value of the 2015 fiscal year cash performance award targets for each of Mses. Greenberg and Darino-Gorski, which becomes payable (i) upon a change in control, regardless of whether the applicable NEO’s employment is terminated, or (ii) following a going private transaction if the applicable NEO is employed through July 1, 2017 or is terminated without cause or resigns for good reason prior to such applicable date. Upon a simultaneous termination by MSG and the Company in connection with a change in control or going private transaction, each of Messrs. Dolan and Burian will be entitled to payment of the target value of their 2015 fiscal year cash performance awards. In connection with the MSG Distribution, the Company retained a portion of the liabilities (33% of the amounts accrued prior to the MSG Distribution plus, with respect to Messrs. Dolan and Burian, 30% of amounts accrued after the MSG Distribution) with respect to such awards, which the Company will pay to MSG and is represented in the table above. The total value of the awards payable to Messrs. Dolan and Burian upon such a simultaneous termination in connection with a change in control or going private transaction (inclusive of the Company’s liability set forth on the table above) is as follows: Mr. Dolan: $875,000; and Mr. Burian: $555,209.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information with respect to compensation plans in effect as of June 30,

2017 under which equity securities of the Company are authorized for issuance.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)(2) (a)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights(3) (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(2) (c)
Class A Common Stock Equity compensation plans approved by security holders	2,395,800	$17.81	7,009,145
Class A Common Stock Equity compensation plans not approved by security holders	—	—	—
Total	2,395,800	$17.81	7,009,145

(1)

Includes the following plans: Employee Stock Plan and the Director Stock Plan. Consists of 1,069,042 stock options (both time-vesting and performance-vesting) and 1,327,108 restricted stock units (both time-vesting and target performance-vesting).

(2)	In September 2017, the Compensation Committee granted awards of restricted stock units and target performance stock units covering an aggregate of 452,300 shares and stock options and target performance stock options covering an aggregate of 852,574 shares. The number of securities in columns (a) and (c) do not reflect the grant of these awards.

(3)	Represents the weighted-average exercise price of the 1,069,042 outstanding stock options.

PROPOSAL 3 — NON-BINDING ADVISORY VOTE ON

COMPENSATION OF OUR NEOS

As required by Regulation 14A of the Exchange Act we are seeking stockholder approval, on an advisory (non-binding) basis, of the compensation of our NEOs as disclosed under the “Compensation Discussion and Analysis” and “Executive Compensation Tables” sections of this proxy statement. The compensation of our NEOs was last subject to an advisory stockholder vote in 2014. At that time, 98.1% of our stockholders (including 93% of holders of our Class A Common Stock, excluding abstentions) voted “FOR” the “say-on-pay” resolution. In considering your vote, we invite you to review the Company’s compensation philosophy and program under “Compensation Discussion and Analysis.” As described in the Compensation Discussion and Analysis, we believe that the Company’s executive compensation program effectively aligns the interests of our NEOs with those of our stockholders by tying a significant portion of compensation to the Company’s performance and by providing a competitive level of compensation needed to recruit, retain and motivate talented executive officers critical to the Company’s long-term success. We are asking our stockholders to vote “FOR” the adoption of the following resolution:

RESOLVED, that the stockholders of MSG Networks Inc. (“MSGN”) approve, on an advisory basis, the compensation of MSGN’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in MSGN’s Definitive Proxy Statement for the 2017 Annual Meeting of Stockholders under the headings “Compensation Discussion and Analysis” and “Executive Compensation Tables.”

While we intend to carefully consider the voting results of this proposal, the vote is advisory in nature and therefore not binding on us, our Board or our Compensation Committee. Our Board and Compensation Committee value the opinions of all our stockholders and will consider the outcome of this vote when making future compensation decisions for our NEOs.

Approval of this proposal requires the favorable vote of a majority of the votes cast by the holders of our Class A Common Stock and Class B Common Stock, voting together as a single class. In accordance, with our Certificate of Incorporation, holders of our Class A Common Stock will have one vote per share and holders of our Class B Common Stock will have ten votes per share.

The Board unanimously recommends that you vote FOR this proposal.

PROPOSAL 4 — NON-BINDING ADVISORY VOTE ON FREQUENCY

OF THE STOCKHOLDER VOTE ON COMPENSATION OF OUR NEOS

As required by Regulation 14A of the Exchange Act, we are seeking a stockholder vote, on an advisory (non-binding) basis, on the frequency with which we include in our proxy statement an advisory vote on the compensation of our NEOs. By voting on this proposal, our stockholders may indicate whether they prefer that we seek such an advisory vote every one, two or three years. Pursuant to Section 14A of the Exchange Act, we are required to hold at least once every six years an advisory stockholder vote to determine the frequency of the advisory stockholder vote on compensation of our NEOs.

After consideration of this proposal, our Board determined that an advisory vote on compensation of our NEOs that occurs every three years is the most appropriate alternative for the Company and therefore recommends a vote for a triennial advisory vote. In reaching its recommendation, our Board considered that a triennial advisory vote would permit the pay for performance elements of our executive compensation program to be judged over a period of time. Our Board believes that a well-structured compensation program should include policies and practices that emphasize the creation of stockholder value over the long-term and that the effectiveness of such plans cannot be best evaluated on an annual or biennial basis.

While we intend to carefully consider the voting results of this proposal, the vote is advisory in nature and therefore not binding on us, our Board or our Compensation Committee. Our Board and Compensation Committee value the opinions of all our stockholders and will consider the outcome of this vote when deciding upon the frequency of stockholder votes on compensation of our NEOs.

Approval of this proposal requires the favorable vote of a majority of the votes cast by the holders of our Class A Common Stock and Class B Common Stock, voting together as a single class. In accordance with our Certificate of Incorporation, holders of our Class A Common Stock will have one vote per share and holders of our Class B Common Stock will have ten votes per share.

The Board unanimously recommends that an advisory vote to approve the compensation of our NEOs be held “Every Three Years.”

OUR EXECUTIVE OFFICERS

The following individuals are our executive officers:

James L. Dolan(1)	Executive Chairman
Andrea Greenberg	President and Chief Executive Officer
Bret Richter	Executive Vice President, Chief Financial Officer and Treasurer
Lawrence J. Burian	Executive Vice President, General Counsel and Secretary
Dawn Darino-Gorski	Senior Vice President, Controller and Principal Accounting Officer

(1)	The biography for James L. Dolan appears above under “Proposal 1 — Election of Directors — Director Nominees for Election by Class B Common Stockholders.”

ANDREA GREENBERG, 58, is the President and Chief Executive Officer of the Company. Ms. Greenberg has more than 30 years of experience in the sports, entertainment and television industries. Ms. Greenberg served as the Executive Vice President of MSG’s Media business segment from 2010 until the MSG Distribution, at which time she assumed her current role as President and Chief Executive Officer. As Executive Vice President of MSG Media, Ms. Greenberg was responsible for all aspects of the Media division, including programming, marketing, sales and operations, and directed all major transactional activities of the division. Ms. Greenberg previously served as the Executive Vice President of the MSG Entertainment business segment from 2008 to 2009 while such business was owned by Cablevision before the Company was spun-off from Cablevision in 2010. Prior to joining the Company, Ms. Greenberg spent more than 25 years at Rainbow Media Holdings, the former Cablevision programming subsidiary that spun-off from Cablevision in 2011 to become AMC Networks, last serving as President of Rainbow Media Ventures from 2004 to 2008. Ms. Greenberg serves as a director of The Garden of Dreams Foundation.

BRET RICHTER, 47, is the Executive Vice President, Chief Financial Officer and Treasurer of the Company since April 1, 2016 and, since December 2016, is also responsible for the oversight of the Company’s human resources function. Previously, he was Executive Vice President and Chief Financial Officer of the Company from September 30, 2015 to March 31, 2016. Prior to that, Mr. Richter served as the Executive Vice President, Corporate Finance and Development of Cablevision from 2014 to 2015. In his role at Cablevision, Mr. Richter was responsible for overseeing Cablevision’s financial strategy and development, corporate financial planning, business planning, and mergers and acquisitions. Mr. Richter previously served as Cablevision’s Senior Vice President, Financial Strategy and Development from 2005 to 2014, during which time he was responsible for mergers and acquisitions, investor relations, corporate development and other corporate initiatives. Before joining Cablevision in 2005, Mr. Richter served as President of The Richter Consulting Group, Inc., a privately held advisory firm that provided consulting services to early stage media companies. Prior to that, Mr. Richter served as Senior Vice President of Finance at NTL Incorporated (a predecessor of Virgin Media) and was also a member of the media investment banking advisory team at Salomon Brothers Inc. Mr. Richter is Treasurer of the Alumni Association Board of the Cornell College of Agriculture and Life Sciences.

LAWRENCE J. BURIAN, 47, is the Executive Vice President, General Counsel and Secretary of the Company since January 12, 2010. Mr. Burian is also the Executive Vice President, General Counsel and Secretary of MSG since July 15, 2015. He previously served in various roles at Cablevision, including: Senior Vice President, Associate General Counsel from January 2005 until February 2010; Vice President and Associate General Counsel from February 2002 to December 2004; and Assistant General Counsel from February 2000 to January 2002. He was an Associate at Davis Polk & Wardwell LLP from August 1995 to February 2000 and September 1994 to January 1995. He was a Law Clerk to Justice Aharon Barak, Deputy President (later President) of the Supreme Court of Israel from January 1995 to June 1995. Mr. Burian serves as a director of Tribeca Enterprises LLC, Fuse Media, Inc., Boston Calling Events LLC, the Garden of Dreams Foundation, and is a Trustee of the American Society for Yad Vashem, the Hebrew Home for the Aged at Riverdale (d/b/a Hebrew Home at Riverdale) and ElderServe Health, Inc. (d/b/a RiverSpring Health Plans).

DAWN DARINO-GORSKI, 49, is the Senior Vice President, Controller and Principal Accounting Officer of the Company. Ms. Darino-Gorski previously served as the Vice President of External Reporting and Consolidations of the Company from February 2010 through 2015. This position had overall responsibility for the planning, coordination and preparation of the Company’s quarterly and annual financial statement filings with the SEC and ensuring that the Company’s consolidated financial results were in compliance with generally accepted accounting principles. Prior to that time, Ms. Darino-Gorski held positions of increasing responsibility within the Company’s finance organization. Before joining the Company in December 1996, Ms. Darino-Gorski served as Senior Financial Analyst and Manager of External Reporting at Reader’s Digest Association, Inc. Ms. Darino-Gorski began her career in public accounting at Arthur Andersen.

TRANSACTIONS WITH RELATED PARTIES

RELATIONSHIP BETWEEN US, MSG AND AMC NETWORKS

As a result of the MSG Distribution, the Company no longer holds a common stock ownership interest in MSG. However, the Company, MSG and AMC Networks continue to be under the control of members of the Charles F. Dolan family and certain related family entities. In connection with the MSG Distribution, the Company and MSG and AMC Networks have entered into the agreements described in this section. Certain of the agreements summarized in this section are included as exhibits to our 2017 Form 10-K, and the following summaries of those agreements are qualified in their entirety by reference to the agreements as filed. Additional information concerning the arrangements between us and each of MSG and AMC Networks is set forth in Note 16 to our financial statements included in our 2017 Form 10-K.

Distribution Agreement

On September 11, 2015, we entered into the Distribution Agreement with MSG (the “MSG Distribution Agreement”) in connection with the MSG Distribution.

Under the MSG Distribution Agreement, MSG provided us with indemnities with respect to liabilities, damages, costs and expenses arising out of any of (i) MSG’s businesses; (ii) any breach by MSG of its obligations under the MSG Distribution Agreement; and (iii) any untrue statement or omission in MSG’s Registration Statement on Form 10 filed with the SEC (the “MSG Registration Statement”) or in the related Information Statement (the “MSG Information Statement”) other than any such statement or omission relating to the Company and our subsidiaries. We provided MSG with indemnities with respect to liabilities, damages, costs and expenses arising out of any of (i) the Company’s businesses (other than businesses of MSG); (ii) certain identified claims or proceedings; (iii) any breach by us of our obligations under the MSG Distribution Agreement; (iv) any untrue statement or omission in the MSG Registration Statement or MSG Information Statement relating to us and our subsidiaries; and (v) indemnification obligations MSG may have to the NBA, the NHL or the Women’s National Basketball Association that result from acts or omissions of the Company.

In the MSG Distribution Agreement we released MSG from any claims we might have arising out of:

•	the management of the businesses and affairs of the Company on or prior to the MSG Distribution;

•	the terms of the MSG Distribution and the other agreements entered into in connection with the MSG Distribution; and

•	any decisions that have been made, or actions taken, relating to the MSG Distribution.

Additionally, in the MSG Distribution Agreement MSG released us from any claims MSG might have arising out of:

•	the management of the MSG Sports and MSG Entertainment businesses on or prior to the MSG Distribution;

•	the terms of the MSG Distribution, MSG’s amended and restated certificate of incorporation, MSG’s By-Laws and the other agreements entered into in connection with the MSG Distribution; and

•	any decisions that have been made, or actions taken, relating to MSG Sports or MSG Entertainment or the MSG Distribution.

The MSG Distribution Agreement also provides for access to records and information, cooperation in defending litigation, and methods of resolution for certain disputes.

Tax Disaffiliation Agreement

On September 11, 2015, we entered into a Tax Disaffiliation Agreement with MSG (the “MSG Tax Disaffiliation Agreement”) that governs MSG’s and our respective rights, responsibilities and obligations with respect to taxes and tax benefits, the filing of tax returns, the control of audits and other tax matters following the MSG Distribution. References in this summary description of the MSG Tax Disaffiliation Agreement to the terms “tax” or “taxes” mean taxes as well as any interest, penalties, additions to tax or additional amounts in respect of such taxes.

MSG and its eligible subsidiaries previously joined with the Company in the filing of certain consolidated, combined and unitary returns for state, local and other applicable tax purposes. However, for periods (or portions thereof) beginning after the MSG Distribution, MSG generally does not join with the Company in the filing of any federal, state, local or other applicable consolidated, combined or unitary tax returns.

Under the MSG Tax Disaffiliation Agreement, with certain exceptions, we are generally responsible for all of MSG’s U.S. federal, state, local and other applicable income taxes for any taxable period or portion of such period ending on or before the MSG Distribution Date. MSG is generally responsible for all taxes that are attributable to it or one of its subsidiaries after the MSG Distribution Date.

For any tax year, MSG is generally responsible for filing all separate company tax returns that relate to MSG or one of its subsidiaries and that do not also include the Company or any of the Company’s subsidiaries. We generally are responsible for filing all separate company tax returns that relate to the Company or the Company’s subsidiaries (other than tax returns that will be filed by MSG), and for filing consolidated, combined or unitary returns that include

(i) one or more of the Company and the Company’s subsidiaries and (ii) one or more of MSG and MSG’s subsidiaries. Where possible, MSG has waived the right to carry back any losses, credits or similar items to periods ending prior to or on the MSG Distribution Date; however, if MSG cannot waive the right, it would be entitled to receive the resulting refund or credit, net of any taxes incurred by the Company with respect to the refund or credit.

Generally, MSG has the authority to conduct all tax proceedings, including tax audits, relating to taxes or any adjustment to taxes for which MSG is responsible for filing a return under the MSG Tax Disaffiliation Agreement, and we have the authority to conduct all tax proceedings, including tax audits, relating to taxes or any adjustment to taxes for which we are responsible for filing a return under the MSG Tax Disaffiliation Agreement. However, if one party acknowledges a liability to indemnify the other party for a tax to which such proceeding relates, and provides evidence to the other party of its ability to make such payment, the first-mentioned party will have the authority to conduct such proceeding. The MSG Tax Disaffiliation Agreement further provides for cooperation between MSG and the Company with respect to tax matters, the exchange of information and the retention of records that may affect the tax liabilities of the parties to the agreement.

Finally, the MSG Tax Disaffiliation Agreement requires that none of the Company, MSG or any of their respective subsidiaries take, or fail to take, any action where such action, or failure to act, would be inconsistent with or preclude the MSG Distribution from qualifying as a tax-free transaction to the Company and to its stockholders under Section 355 of the Code, or would otherwise cause holders of the Company’s stock receiving MSG stock in the MSG Distribution to be taxed as a result of the MSG

Distribution and certain transactions undertaken in connection with the MSG Distribution. Additionally, for the two-year period following the MSG Distribution, the Company and MSG could not engage in certain activities that might jeopardize the tax-free treatment of the MSG Distribution, unless the Company or MSG, as applicable, received consent from the other party or otherwise obtained a ruling from the Internal Revenue Service or a legal opinion, in either case reasonably satisfactory to such other party, that the activity would not alter the tax-free status of the MSG Distribution to the other party and its stockholders. Such restricted activities included:

•	entering into any transaction pursuant to which 50% or more of the first-mentioned party’s shares or assets would be acquired, whether by merger or otherwise, unless certain tests are met;

•	issuing equity securities, if any such issuances would, in the aggregate, constitute 50% or more of the voting power or value of such party’s capital stock;

•	certain repurchases of such party’s common shares;

•	ceasing to actively conduct such party’s business;

•	amendments to such party’s organizational documents (i) affecting the relative voting rights of the party’s stock or (ii) converting one class of the party’s stock to another;

•	liquidating or partially liquidating; and

•	taking any other action that prevents the MSG Distribution and certain related transactions from being tax-free.

Moreover, each party must indemnify the other party and its subsidiaries, officers and directors for any taxes resulting from action or failure to act, if such action or failure to act precludes the MSG Distribution from qualifying as a tax-free transaction (including taxes imposed as a result of a violation of the restrictions set forth above).

Transition Services Agreement

On September 11, 2015, we entered into a Transition Services Agreement with MSG under which, in exchange for the fees specified in such agreement, MSG provided certain management and other services to the Company, including with respect to such areas as tax, information technology, risk management, treasury, legal, human resources, accounting, purchasing, communications, security and compensation and benefits. The Company similarly provided certain transition services to MSG. The Company and MSG, as parties receiving services under the agreement, agreed to indemnify the party providing services for losses incurred by such party that arise out of or are otherwise in connection with the provision by such party of services under the agreement, except to the extent that such losses result from the providing party’s gross negligence, willful misconduct or breach of its obligations under the agreement. Similarly, each party providing services under the agreement agreed to indemnify the party receiving services for losses incurred by such party that arise out of or are otherwise in connection with the indemnifying party’s provision of services under the agreement if such losses result from the providing party’s gross negligence, willful misconduct or breach of its obligations under the agreement. The Transition Services Agreement expired on September 30, 2017.

Services Agreement

In connection with the expiration of the Transition Services Agreement described above, we and MSG entered into an interim Services Agreement pursuant to which each party provides the other with the services described above on the same terms as provided in the Transition Services Agreement on an interim basis while we work to finalize a new Services Agreement. We expect to enter into a new Services Agreement this calendar year which will be retroactive to July 1, 2017 and will provide for each party to furnish substantially the same services described above in exchange for service fees.

Employee Matters Agreement

We have in place an Employee Matters Agreement (the “MSG Employee Matters Agreement”) with MSG that allocates assets, liabilities and responsibilities with respect to certain employee compensation and benefit plans and programs and certain other related matters in connection with the MSG Distribution. MSG employees continued to participate in certain of our health and welfare and other employee benefit plans through December 31, 2015, following which MSG has established its own health and welfare and other employee benefit plans. In connection with the MSG Distribution, the Savings

Plan became a multiple employer plan sponsored by MSG, to which we contribute, and MSG assumed the assets and liabilities of the Cash Balance Pension Plan. Following the MSG Distribution Date, we and MSG generally each hold responsibility for our respective employees and compensation plans except for the liability for certain incentive awards held by corporate, advertising and shared employees, the liability of which is split between the Company and MSG in accordance with the Employee Matters Agreement.

Media Rights Agreements

The media rights agreements between the Company and MSG covering the New York Knicks of the NBA (the “Knicks”) and the New York Rangers of the NHL (the “Rangers”) provide MSG exclusive media rights to team games in their local markets. Each of the media rights agreements has a stated term of 20 years, with an annual rights fee in the fiscal year ended June 30, 2017 of $103.85 million for the Knicks and $31.35 million for the Rangers. The rights fee in each media rights agreement increases annually; for the fiscal year ended June 30, 2018, the rights fee increased to $109 million for the Knicks and $32.73 million for the Rangers. The rights fee is also subject to adjustments in certain circumstances, including if MSG does not make available a minimum number of games in any year. We have certain rights to match third-party offers received by the Knicks or Rangers, as the case may be, for the media rights following the term of the agreement.

Advertising Sales Representation Agreement

In connection with the MSG Distribution, the Company entered into an Advertising Agreement pursuant to which MSG has the exclusive right and obligation, for a commission, to sell advertising availabilities of the Company for an initial stated term of seven years, subject to certain termination rights, including MSG’s right to terminate if the Company and MSG are no longer affiliates and our right to terminate if certain sales thresholds are not met unless MSG pays us the shortfall. All of our personnel who had previously worked on advertising sales were transferred to MSG.

Other Arrangements and Agreements with MSG and/or AMC Networks

Beginning in June 2016, the Company agreed to share certain executive support costs, including office space, executive assistants, security and transportation costs, for the Company’s Executive Chairman with MSG, and for the Vice Chairman with MSG and AMC Networks. The Company’s portion of such executive support expenses during the fiscal year ended June 30, 2017 was $1,130,685. See “— Dolan Family Arrangements” below for a description of certain additional office sharing arrangements that include MSG and AMC Networks. The Company is party to an agreement with AMC Networks, pursuant to which AMC Networks provides the Company with certain origination, master control and technical services. The Company has also entered into a number of other commercial and technical arrangements and agreements with MSG and its subsidiaries and AMC Networks and its subsidiaries, none of which are material to the Company. For the fiscal year ended June 30, 2017, these additional commercial and technical arrangements and agreements included, but were not limited to, arrangements for the Company’s use of equipment, offices and other premises, provision of transport services and vendor services, access to technology and for use of equipment, offices and other premises.

In addition, the Company and MSG are party to aircraft arrangements described below. See “—Aircraft Arrangements.”

AIRCRAFT ARRANGEMENTS

The Company has various arrangements with a subsidiary of MSG, pursuant to which the Company has the right to lease on a “time-sharing” basis certain aircraft. The Company is required to pay MSG specified expenses for each flight it elects to utilize, but not exceeding the maximum amount payable under Federal Aviation Administration (“FAA”) rules. Pursuant to these arrangements, the Company paid MSG $20,284 for use of such aircraft during the fiscal year ended June 30, 2017. In calculating the amounts payable under these agreements, the parties allocate in good faith the treatment of any flight that is for the benefit of both companies. Additionally, the Company and MSG have agreed on an allocation of the costs of certain helicopter use by its shared executive officers. The Company’s portion of such helicopter expenses during the fiscal year ended June 30, 2017 was $37,221.

DOLAN FAMILY ARRANGEMENTS

From time to time, certain services of the Company may be made available to members of the Dolan family and to entities owned by them. It is the policy of the Company to receive reimbursement for the costs of these services. See “Stock Ownership Table” for a description of registration rights agreements among the Dolan family interests and the Company.

On June 16, 2016, the Company entered into an arrangement with Dolan Family Office, LLC (“DFO LLC”), a company controlled by Charles F. Dolan (a director of the Company), MSG and AMC Networks providing for the sharing of certain expenses associated with executive office space which is available to James L. Dolan, Charles F. Dolan and DFO LLC. The Company’s portion of such office space expenses during the fiscal year ended June 30, 2017 was $23,924.

CERTAIN RELATIONSHIPS AND POTENTIAL CONFLICTS OF

INTEREST

Our Executive Chairman, James L. Dolan, also serves as the Executive Chairman of MSG, our Vice Chairman, Gregg G. Seibert, also serves as Vice Chairman of MSG and AMC Networks, and our Executive Vice President, General Counsel and Secretary, Lawrence J. Burian, also serves as Executive Vice President, General Counsel and Secretary of MSG. Five of our director nominees (including James L. Dolan) also serve as directors of MSG, and James L. Dolan serves as an executive officer of MSG concurrently with his service on our Board. Five of our director nominees also serve as directors of AMC Networks, and Charles F. Dolan serves as an executive officer of AMC Networks concurrently with his service on our Board. Therefore, these officers and directors may have actual or apparent conflicts of interest with respect to matters involving or affecting the Company, on the one hand, and MSG or AMC Networks, on the other hand. For example, there is the potential for a conflict of interest when we and MSG and/or AMC Networks look at certain acquisitions and other corporate opportunities that may be suitable for more than one of the companies. Also, conflicts may arise if there are issues or disputes under the commercial arrangements that exist between MSG and/or AMC Networks and us. In addition, certain of our officers and directors own MSG and/or AMC Networks stock, restricted stock units, cash performance awards and/or performance stock units. These ownership interests could create actual, apparent or potential conflicts of interest when these individuals are faced with decisions that could have different implications for the Company, MSG or AMC Networks. See “Related Party Transaction Approval Policy” below for a discussion of certain procedures we instituted to help ameliorate any such potential conflicts that may arise.

Our Certificate of Incorporation acknowledges that the Company may have overlapping directors and officers with MSG and AMC Networks and their respective subsidiaries and that the Company may engage in material business transactions with such entities. In our Certificate of Incorporation, the Company has renounced its rights to certain business opportunities and provided that in certain circumstances our directors and officers will not have liability to the Company or its stockholders for breach of any fiduciary duty by reason of the fact that any such individual directs a corporate opportunity to MSG or AMC Networks or any of their respective subsidiaries instead of the Company, or does not refer or communicate information regarding such corporate opportunity to the Company. The Certificate of Incorporation also expressly validates certain contracts, agreements, arrangements and transactions (and amendments, modifications or terminations thereof) between the Company and MSG and AMC Networks and/or any of their respective subsidiaries and provides that, to the fullest extent permitted by law, the actions of the overlapping directors and officers in connection therewith are not breaches of fiduciary duties owed to the Company or its stockholders.

RELATED PARTY TRANSACTION APPROVAL POLICY

The Company has adopted a written policy whereby an Independent Committee of our Board reviews and approves or takes such other action as it may deem appropriate with respect to transactions involving the Company and its subsidiaries, on the one hand, and in which any director, executive officer, greater than 5% stockholder of the Company or any other “related person” (as defined in Item 404 of Regulation S-K adopted by the SEC) has or will have a direct or indirect material interest. This approval requirement covers any transaction that meets the related party disclosure requirements of the SEC as set forth in Item 404, which currently apply to transactions (or any series of similar transactions) in which the amount involved exceeds the dollar threshold set forth in Item 404 of Regulation S-K adopted by the SEC (currently $120,000). To simplify the administration of the approval process under this policy, the Independent Committee may, where appropriate, establish guidelines for certain of those transactions. The policy does not cover decisions on compensation or benefits or the hiring or retention of any person. The hiring or retention of executive officers is determined by our full Board. Compensation of executive officers is subject to the approval of our Compensation Committee. This policy also does not cover any pro rata distributions to all Company stockholders, including a pro rata distribution of our

Class A Common Stock to holders of our Class A Common Stock and our Class B Common Stock to holders of our Class B Common Stock. No director on the Independent Committee will participate in the consideration of a related party transaction with that director or any related person of that director.

In addition, our Board has adopted a special approval policy for transactions with MSG and AMC Networks and their respective subsidiaries whether or not such transactions qualify as “related party” transactions described above. Under this policy, the Independent Committee oversees approval of all transactions and arrangements between the Company and its subsidiaries, on the one hand, and each of MSG and its subsidiaries and/or AMC Networks and its subsidiaries, on the other hand, in which the amount exceeds the current $120,000 threshold. To simplify the administration of the approval process under this policy, an Independent Committee may, where appropriate, establish guidelines for certain of these transactions. The approval requirement does not apply to the implementation and administration of the intercompany arrangements under the policy but does cover any amendments, modifications, terminations or extensions involving amounts in excess of the current $120,000 threshold, as well as the handling and resolution of any disputes involving amounts in excess of the current $120,000 threshold. Our executive officers and directors who are also senior executives or directors of MSG and/or AMC Networks may participate in the negotiation, execution, amendment, modification, or termination of intercompany arrangements subject to the policy, as well as in any resolution of disputes thereunder, on behalf of any or all of the Company, MSG and/or AMC Networks, as applicable, in each case under the direction or ultimate approval of an Independent Committee or the comparable committee of the board of directors of MSG and/or AMC Networks, as applicable.

Currently, and throughout our fiscal year ended June 30, 2017, our Audit Committee (which consisted solely of directors elected by the holders of our Class A Common Stock) served as the Independent Committee under the above policies.

Our related party transaction approval policy cannot be amended or terminated without the prior approval of a majority of the Company’s independent directors and by a majority of the directors elected by our Class B Common Stockholders. For purposes of this policy, “independent directors” means those directors who have been determined by our Board to be independent directors for purposes of the NYSE’s corporate governance standards.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING

COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, certain executive officers, and persons who beneficially own more than 10% of our outstanding Class A Common Stock to file reports of ownership and changes in ownership with the SEC. The SEC regulations require the Company to identify anyone who failed to file a required report or filed a late report during the fiscal year ended June 30, 2017. Based solely on a review of reports filed under Section 16(a) of the Exchange Act, the Company is aware of no such failure.

STOCK OWNERSHIP TABLE

The table sets forth certain information as of October 10, 2017 with respect to the beneficial ownership of the Company’s Class A Common Stock and Class B Common Stock by (i) each person the Company believes beneficially holds more than 5% of any class of the outstanding shares of the Company based solely on the Company’s review of SEC filings, (ii) each director or director nominee of the Company and (iii) each NEO of the Company.

Name and Address	Title of Stock Class (1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned (1)(2)
Dolan Family Group (3) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	1,656,769 13,588,555	2.7% 100%	69.6%
Charles F. Dolan (3)(4)(5)(7) (24) – (28) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	734,313 6,865,186	1.2% 50.5%	35.1%
Helen A. Dolan (3)(4)(5)(7) (24) – (28) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	734,313 6,865,186	1.2% 50.5%	35.1%
James L. Dolan (3)(6)(8)(14)(15)(23) P.O. Box 420 Oyster Bay, NY 11771	Class A Common Stock Class B Common Stock	626,490 3,037,335	1.0% 22.4%	15.7%
Thomas C. Dolan (3)(7)(13)(14)(17)(22) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	80,653 926,958	* 6.8%	4.7%
Wilt Hildenbrand (7)	Class A Common Stock Class B Common Stock	33,098 —	* —	*
Brian G. Sweeney (3)(7)(10) (12)(14)(16)(20) 20 Audrey Avenue, 1st Floor Oyster Bay, NY 11771	Class A Common Stock Class B Common Stock	102,289 918,981	* 6.8%	4.7%
William J. Bell (7)	Class A Common Stock Class B Common Stock	— —	— —	—
Paul J. Dolan (3)(7)(15) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	231,713 2,731,954	* 20.1%	13.9%
Quentin F. Dolan (7)	Class A Common Stock Class B Common Stock	925 —	* —	*
Joel M. Litvin (7)	Class A Common Stock Class B Common Stock	— —	— —	—
Hank J. Ratner (7)(29)	Class A Common Stock Class B Common Stock	139,194 —	* —	*

Name and Address	Title of Stock Class (1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned (1)(2)
John L. Sykes (7)	Class A Common Stock Class B Common Stock	— —	— —	—
Andrea Greenberg (6)	Class A Common Stock Class B Common Stock	56,985 —	* —	*
Bret Richter (6)(11)	Class A Common Stock Class B Common Stock	29,456 —	* —	*
Lawrence J. Burian (6)	Class A Common Stock Class B Common Stock	41,623 —	* —	*
Dawn Darino-Gorski (6)	Class A Common Stock Class B Common Stock	7,475 —	* —	*
Joseph J. Lhota (7)	Class A Common Stock Class B Common Stock	— —	— —	—
All executive officers and directors as a group (4) – (8) (10) – (29)	Class A Common Stock Class B Common Stock	2,084,214 11,748,460	3.4% 86.5%	60.5%
Deborah A. Dolan-Sweeney (3)(7)(10)(12)(14)(16)(20) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	102,289 918,981	* 6.8%	4.7%
Marianne Dolan Weber (3) (9)(14)(17)(21) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock Class B Common Stock	58,605 890,802	* 6.6%	4.5%
Kathleen M. Dolan (3)(14)(19) – (23) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock Class B Common Stock	277,783 5,499,007	* 40.5%	28.0%
Mary S. Dolan (3)(16) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	142,387 7,108,011	* 52.3%	36.1%
Matthew J. Dolan (3)(17) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	91,737 1,817,760	* 13.4%	9.2%
David M. Dolan (3)(18) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	388,002 6,189,030	* 45.5%	31.5%
Charles F. Dolan Children Trust FBO Kathleen M. Dolan (3)(19) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	47,864 918,981	* 6.8%	4.7%

Name and Address	Title of Stock Class (1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned (1)(2)
Charles F. Dolan Children Trust FBO Deborah A. Dolan-Sweeney (3)(20) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	47,864 918,981	* 6.8%	4.7%
Charles F. Dolan Children Trust FBO Marianne Dolan Weber (3)(21) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	47,864 890,802	* 6.6%	4.5%
Charles F. Dolan Children Trust FBO Thomas C. Dolan (3)(22) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	39,886 926,958	* 6.8%	4.7%
Charles F. Dolan Children Trust FBO James L. Dolan (3)(23) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	87,750 1,812,973	* 13.3%	9.2%
Charles F. Dolan 2009 Family Trust FBO James L. Dolan (3)(4)(5)(24) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	13,295 1,291,206	* 9.5%	6.5%
Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan (3)(4)(5)(25) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	13,295 1,291,206	* 9.5%	6.5%
Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan (3)(4)(5)(26) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	13,295 1,216,206	* 9.0%	6.2%
Charles F. Dolan 2009 Family Trust FBO Marianne Dolan Weber (3)(4)(5)(27) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	13,295 1,279,206	* 9.4%	6.5%
Charles F. Dolan 2009 Family Trust FBO Deborah A. Dolan- Sweeney(3)(4)(5)(28) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	13,295 1,111,206	* 8.2%	5.6%

Name and Address	Title of Stock Class (1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned (1)(2)
The Vanguard Group (30) 100 Vanguard Blvd. Malvern, PA 19355	Class A Common Stock Class B Common Stock	6,545,805 —	10.6% —	3.3%
Ariel Investments, LLC (31) 200 E. Randolph Street Suite 2900 Chicago, IL 60601	Class A Common Stock Class B Common Stock	6,545,162 —	10.6% —	3.3%
Clearbridge Investments, LLC (32) 620 8th Avenue New York, NY 10018	Class A Common Stock Class B Common Stock	4,118,095 —	6.7% —	2.1%
BlackRock, Inc. (33) 55 East 52nd Street New York, NY 10055	Class A Common Stock Class B Common Stock	3,753,204 —	6.1% —	1.9%

*	Less than 1%.

(1)

Beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to the security through any contract, arrangement, understanding and relationship or otherwise. Unless indicated, beneficial ownership disclosed consists of sole voting and investment power. Beneficial ownership of Class A Common Stock is exclusive of the shares of Class A Common Stock that are issuable upon conversion of shares of Class B Common Stock. Share ownership reflects rounding for share-based compensation in the aggregate, not by specific tranche or award.

(2)

Shares of Class B Common Stock are convertible into shares of Class A Common Stock at the option of the holder on a share-for-share basis. The holder of one share of Class A Common Stock has one vote per share at a meeting of our stockholders and the holder of one share of Class B Common Stock has ten votes per share at a meeting of our stockholders, except in the separate elections of directors. Holders of Class A Common Stock have the right to elect 25% of our Board rounded up to the nearest whole director and the holders of Class B Common Stock have the right to elect the remaining members of our Board.

(3)

Members of the Dolan family have formed a “group” for purposes of Section 13(d) of the Securities Exchange Act. The members of this group (the “Group Members”) are: Charles F. Dolan individually and as a Trustee of the Charles F. Dolan 2009 Revocable Trust (the “CFD 2009 Trust”), Helen A. Dolan, individually and as a Trustee of the Helen A. Dolan 2009 Revocable Trust (the “HAD 2009 Trust”); James L. Dolan; Thomas C. Dolan; Kathleen M. Dolan, individually and as a Trustee of the Charles F. Dolan Children Trust FBO Kathleen M. Dolan, the Charles F. Dolan Children Trust FBO Deborah Dolan-Sweeney, the Charles F. Dolan Children Trust FBO Marianne Dolan Weber, the Charles F. Dolan Children Trust FBO Thomas C. Dolan and the Charles F. Dolan Children Trust FBO James L. Dolan (hereinafter collectively referred to as the “Dolan Children Trusts” and, individually, a “Dolan Children Trust”) and as sole Trustee of the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust; Marianne Dolan Weber; Deborah A. Dolan-Sweeney; Dolan Children Trust FBO Kathleen M. Dolan; Dolan Children Trust FBO Marianne Dolan Weber; Dolan Children Trust FBO Deborah A. Dolan-Sweeney; Dolan Children Trust FBO James L. Dolan; Dolan Children Trust FBO Thomas C. Dolan; 2009 Family Trust FBO James L. Dolan; 2009 Family Trust FBO Thomas C. Dolan; 2009 Family Trust FBO Kathleen M. Dolan; 2009 Family Trust FBO

Marianne Dolan Weber; 2009 Family Trust FBO Deborah A. Dolan-Sweeney; Ryan Dolan 1989 Trust; and Tara Dolan 1989 Trust. Individuals who are not Group Members but are trustees of trusts that are Group Members include David M. Dolan, as Trustee of the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan, the Charles F. Dolan 2009 Family Trust FBO James L. Dolan, the Charles F. Dolan 2009 Family Trust FBO Marianne Dolan Weber, the Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan and the Charles F. Dolan 2009 Family Trust FBO Deborah Dolan-Sweeney (collectively, the “2009 Family Trusts” and, individually, a “2009 Family Trust”); Paul J. Dolan, as a Trustee of the Dolan Children Trust FBO Kathleen M. Dolan and the Dolan Children Trust FBO James L. Dolan; Matthew J. Dolan, as a Trustee of the Dolan Children Trust FBO Marianne Dolan Weber and the Dolan Children Trust FBO Thomas C. Dolan; and Mary S. Dolan, as a Trustee of the Dolan Children Trust FBO Deborah A. Dolan-Sweeney and as a Trustee of the 2009 Family Trusts. The Group Members may be deemed to beneficially own an aggregate of (i) 1,656,769 shares of Class A Common Stock (including 1,478,595 shares of Class A Common Stock owned of record in the aggregate, options to purchase 178,174 shares of Class A Common Stock that are exercisable within 60 days of October 10, 2017 and (ii) 13,588,555 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof. Group Members in the aggregate may be deemed to have the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 13,588,555 shares of Class B Common Stock (representing all outstanding Class B Common Stock) and the equal number of shares of Class A Common Stock issuable upon conversion thereof by reason of the terms of an agreement among the group members. Individuals who are not Group Members but are trustees of trusts that are Group Members may be deemed to beneficially own an additional 422,861 shares of Class A Common Stock.

(4)

Charles F. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 82,228 shares of Class A Common Stock owned by the CFD 2009 Trust and 676,156 shares of Class B Common Stock owned of record by the CFD 2009 Trust and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 652,085 shares of Class A Common Stock (including 585,610 shares of Class A Common Stock owned of record by the Dolan Family Foundation and an aggregate of 66,475 shares of Class A Common Stock owned of record by the 2009 Family Trusts) and an aggregate of 6,189,030 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the 2009 Family Trusts. Includes an aggregate of 6,189,030 shares of Class B Common Stock owned of record by the 2009 Family Trusts which Charles F. Dolan may be deemed to have the right to acquire because he has the right to substitute assets with each of the trusts, subject to the trustees’ reasonable satisfaction that the substitute assets received by the trust are of equal value to the trust property exchanged therefor. He disclaims beneficial ownership of 585,610 shares of Class A Common Stock owned of record by the Dolan Family Foundation and an aggregate of 66,475 shares of Class A Common Stock owned of record by the 2009 Family Trusts, and an aggregate of 6,189,030 shares of Class B Common Stock owned of record by the 2009 Family Trusts.

(5)

Helen A. Dolan may be deemed to have the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 734,313 shares of Class A Common Stock (including 585,610 shares of Class A Common Stock owned of record by the Dolan Family Foundation, an aggregate of 66,475 shares of Class A Common Stock owned of record by the 2009 Family Trusts, and 82,228 shares of Class A Common Stock owned by the CFD 2009 Trust) and 6,865,186 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 676,156 shares of Class B Common Stock owned of record by the CFD 2009 Trust and an aggregate of 6,189,030 shares of Class B Common Stock owned of record by the 2009 Family Trusts). Includes an aggregate of 6,189,030 shares of Class B Common Stock owned of record by the 2009 Family Trusts which Helen A. Dolan’s spouse, Charles F. Dolan, may be deemed to have the right to acquire because he has the right to substitute assets with each of the trusts, subject to the trustees’ reasonable satisfaction that the substitute assets received by the trust are of equal value to the trust property exchanged therefor. She disclaims beneficial ownership of 585,610 shares of Class A Common Stock owned of record by the Dolan Family Foundation, an aggregate of

66,475 shares of Class A Common Stock owned of record by the 2009 Family Trusts, and 82,228 shares of Class A Common Stock owned of record by the CFD 2009 Trust, and 6,865,186 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 676,156 shares of Class B Common Stock owned of record by the CFD 2009 Trust and an aggregate of 6,189,030 shares of Class B Common Stock owned of record by the 2009 Family Trusts).

(6)

Does not include unvested restricted stock units, target amount of unvested performance stock units, unvested stock options and unvested performance stock options granted under the Employee Stock Plan. The excluded number of restricted stock units for the following individuals is: Mr. James L. Dolan, 4,547 units; Ms. Andrea Greenberg, 145,266 units; Mr. Bret Richter, 58,211 units; Mr. Lawrence J. Burian, 23,224 units; and Ms. Dawn Darino-Gorski, 18,965 units. The excluded number of target performance stock units for the following individuals is: Mr. James L. Dolan, 13,640 units; Ms. Andrea Greenberg, 162,134 units; Mr. Bret Richter, 60,950 units; Mr. Lawrence J. Burian, 35,238 units; and Ms. Dawn Darino-Gorski, 27,783 units. The excluded number of stock options and performance stock options for Mr. Dolan are 782,634 and 960,808, respectively.

(7)

Does not include restricted stock units granted under the Company’s 2010 Stock Plan for Non-Employee Directors, as amended. The excluded number of restricted stock units for the following individuals is: Messrs. William J. Bell, 11,756 units; Charles F. Dolan, 29,336 units; Paul J. Dolan, 11,756 units; Quentin F. Dolan, 11,756 units; Thomas C. Dolan, 29,336 units; Wilt Hildebrand, 20,957 units; Joseph J. Lhota, 5,387 units; Joel M. Litvin, 11,756 units; Hank J. Ratner, 11,756 units; Brian Sweeney, 29,336 units and John L. Sykes, 12,666 units.

(8)

James L. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 511,132 shares of Class A Common Stock (including 331,483 shares of Class A Common Stock owned of record personally and 1,475 shares of Class A Common Stock held as custodian for one or more minor children, and options owned of record personally to purchase 178,174 shares of Class A Common Stock that are exercisable within 60 days of October 10, 2017) and 1,224,362 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record personally and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 115,358 shares of Class A Common Stock (including 1,250 shares of Class A Common Stock owned jointly with his spouse, 23,201 shares of Class A Common Stock owned of record personally by his spouse, 3,157 shares of Class A Common Stock owned of record by members of his household, and 87,750 shares of Class A Common Stock owned of record by the Dolan Children Trust for his benefit) and 1,812,973 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit. He disclaims beneficial ownership of 1,475 shares of Class A Common Stock held as custodian for one or more minor children, 23,201 shares of Class A Common Stock owned of record personally by his spouse, 3,157 shares of Class A Common Stock owned of record by members of his household, and 87,750 shares of Class A Common Stock and 1,812,973 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit.

(9)

Marianne Dolan Weber may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 9,191 shares of Class A Common Stock and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 49,414 shares of Class A Common Stock (including 925 shares of Class A Common Stock owned of record by a member of her household, 625 shares of Class A Common Stock owned of record personally by her spouse and 47,864 shares of Class A Common Stock owned of record by the Dolan Children Trust for her benefit) and 890,802 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for her benefit. She disclaims beneficial ownership of 925 shares of Class A Common Stock owned of record by a member of her household, 625 shares of Class A Common Stock owned of record personally by her spouse, 47,864 shares of Class A Common Stock owned of record by the Dolan Children Trust for her benefit and 890,802 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for her benefit.

(10)

Brian G. Sweeney may be deemed to have (a) the sole power to vote or direct the vote of and dispose or direct the disposition of 27,057 shares of Class A Common Stock owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of 75,232 shares of Class A Common Stock (including 20,618 shares of Class A Common Stock owned by his spouse, Deborah A. Dolan-Sweeney, an aggregate of 6,750 shares Class A Common Stock held in trust for his children for which he serves as trustee and 47,864 shares of Class A Common Stock owned by the Dolan Children Trust for the benefit of his spouse) and 918,981 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Dolan Children Trust for the benefit of his spouse. He disclaims beneficial ownership of the 20,618 shares of Class A Common Stock owned by his spouse, the 6,750 shares of Class A Common Stock held in trusts for his children for which he serves as trustee and 47,864 shares of Class A Common Stock owned by the Dolan Children Trust for the benefit of his spouse and 918,981 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Dolan Children Trust for the benefit of his spouse.

(11)

Bret Richter may be deemed to have the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 29,456 shares of Class A Common Stock (including 29,356 shares of Class A Common Stock held directly and 100 shares of Class A Common Stock owned by a minor child). Mr. Richter disclaims beneficial ownership of the 100 shares of Class A Common Stock owned by a minor child.

(12)

Deborah A. Dolan-Sweeney may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 20,618 shares of Class A Common Stock owned of record personally and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 81,671 shares of Class A Common Stock (including 27,057 shares of Class A Common Stock owned of record by her spouse, 6,750 shares of Class A Common Stock held by trusts for her children for which her spouse serves as trustee and 47,864 shares of Class A Common Stock owned of record by the Dolan Children Trust for her benefit) and 918,981 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for her benefit. She disclaims beneficial ownership of 27,057 shares of Class A Common Stock owned of record by her spouse, 6,750 shares of Class A Common Stock held by trusts for her children for which her spouse serves as trustee and 47,864 shares of Class A Common Stock and 918,981 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for her benefit.

(13)

Thomas C. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 40,767 shares of Class A Common Stock owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or to direct the disposition of 39,886 shares of Class A Common Stock and 926,958 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit. He disclaims beneficial ownership of 39,886 shares of Class A Common Stock and 926,958 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit.

(14)

Kathleen M. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 6,555 shares of Class A Common Stock (including 4,705 shares of Class A Common Stock owned of record personally and 1,850 shares of Class A Common Stock held as custodian for one or more minor children) and an aggregate of 30,312 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust, and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 271,228 shares of Class A Common Stock owned of record by the Dolan Children Trusts and an aggregate of 5,468,695 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts. She disclaims beneficial ownership of 1,850 shares of Class A Common Stock held as custodian for one or more minor children, an aggregate of 271,228 shares of Class A Common Stock owned of record by the Dolan Children Trusts and an aggregate of 5,499,007 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts, the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust.

(15)

Paul J. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 96,099 shares of Class A Common Stock (including 4,657 shares of Class A Common Stock held as custodian for one or more minor children and 91,442 shares of Class A Common Stock owned of record by the CFD Trust No. 10) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 135,614 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan and an aggregate of 2,731,954 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan. He disclaims beneficial ownership of 4,657 shares of Class A Common Stock held as custodian for one or more minor children, 91,442 shares of Class A Common Stock owned of record by the CFD Trust No. 10, an aggregate of 135,614 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, and an aggregate of 2,731,954 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan.

(16)

Mary S. Dolan may be deemed to have (a) the sole power to vote or direct the vote and to dispose of or direct the disposition of 6,839 shares of Class A Common Stock held as custodian for one or more minor children and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 135,548 shares of Class A Common Stock (including 7,809 shares of Class A

Common Stock owned jointly with her spouse, 47,864 shares of Class A Common Stock owned of record by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, 10,052 shares of Class A Common Stock owned of record by the CFD 2012 Descendants Trust, and an aggregate of 66,475 shares of Class A Common Stock owned of record by the 2009 Family Trusts) and an aggregate of 7,108,011 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 918,981 shares of Class B Common Stock owned of record by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney and an aggregate of 6,189,030 shares of Class B Common Stock owned of record by the 2009 Family Trusts). She disclaims beneficial ownership of 6,839 shares of Class A Common Stock held as custodian for one or more minor children, 47,864 shares of Class A Common Stock owned of record by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, 10,052 shares of Class A Common Stock owned of record by the CFD 2012 Descendants Trust, and an aggregate of 66,475 shares of Class A Common Stock owned of record by the 2009 Family Trusts and 918,981 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for the benefit of Deborah A. Dolan-Sweeney and an aggregate of 6,189,030 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the 2009 Family Trusts.

(17)

Matthew J. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 2,387 shares of Class A Common Stock (including 1,225 shares of Class A Common Stock owned of record personally and 1,162 shares of Class A Common Stock held as custodian for a minor child) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 89,350 shares of Class A Common Stock (including 950 shares of Class A Common Stock owned jointly with his spouse, 650 shares of Class A Common Stock held by his spouse as custodian for a minor child and 87,750 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan) and an aggregate of 1,817,760 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan. He disclaims beneficial ownership of 1,162 shares of Class A Common Stock held as custodian for a minor child, 650 shares of Class A Common Stock held by his spouse as custodian for a minor child and an aggregate of 87,750 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan and an aggregate of 1,817,760 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan.

(18)

David M. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 301,032 shares of Class A Common Stock (including 1,827 shares of Class A Common Stock owned of record by the David M. Dolan Revocable Trust and 299,205 shares of Class A Common Stock owned of record by the Charles F. Dolan Charitable Remainder Trust) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 86,970 shares of Class A Common Stock (7,095 shares of Class A Common Stock owned of record by the Ann H. Dolan Revocable Trust, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 837

shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, 10,052 shares of Class A Common Stock owned of record by the CFD 2012 Descendants Trust, and an aggregate of 66,475 shares of Class A Common Stock owned of record by the 2009 Family Trusts) and an aggregate of 6,189,030 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the 2009 Family Trusts. He disclaims beneficial ownership of 299,205 shares of Class A Common Stock owned of record by the Charles F. Dolan Charitable Remainder Trust, 7,095 shares of Class A Common Stock owned of record by the Ann H. Dolan Revocable Trust, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, 10,052 shares of Class A Common Stock owned of record by the CFD 2012 Descendants Trust, an aggregate of 66,475 shares of Class A Common Stock owned of record by the 2009 Family Trusts, and an aggregate of 6,189,030 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the 2009 Family Trusts.

(19)	Kathleen M. Dolan and Paul J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Kathleen M. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(20)	Kathleen M. Dolan and Mary S. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Deborah A. Dolan-Sweeney and have the shared power to vote and dispose of the shares held by the trust.

(21)	Kathleen M. Dolan and Matthew J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Marianne Dolan Weber and have the shared power to vote and dispose of the shares held by the trust.

(22)	Kathleen M. Dolan and Matthew J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO

Thomas C. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(23)	Kathleen M. Dolan and Paul J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO James L. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(24)	David M. Dolan and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO James L. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(25)	David M. Dolan and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(26)	David M. Dolan and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(27)	David M. Dolan and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Marianne Dolan Weber and have the shared power to vote and dispose of the shares held by the trust.

(28)	David M. Dolan and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Deborah A. Dolan-Sweeney and have the shared power to vote and dispose of the shares held by the trust.

(29)

Hank J. Ratner may be deemed to have the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 139,194 shares of Class A Common Stock (including 139,094 shares of Class A Common Stock held directly and 100 shares of Class A Common Stock owned of record by a member of his household). Mr. Ratner disclaims beneficial ownership of the 100 shares of Class A Common Stock owned by a member of his household.

(30)

Based upon a Schedule 13G (Amendment No. 5) filed with the SEC on February 10, 2017, The Vanguard Group (“Vanguard”) beneficially owns 6,545,805 shares of Class A Common Stock. Vanguard has sole voting power over 87,200 shares of Class A Common Stock, shared voting power over 5,906 shares of Class A Common Stock, sole dispositive power over 6,455,682 shares of Class A Common Stock and shared dispositive power over 90,123 shares of Class A Common Stock.

(31)

Based upon a Schedule 13G (Amendment No. 2) filed with the SEC on February 14, 2017, Ariel Investments, LLC beneficially owns 6,545,162 shares of Class A Common Stock. Ariel Investments, LLC has sole voting power over 6,097,373 shares of Class A Common Stock and sole dispositive power over 6,545,162 shares of Class A Common Stock.

(32)

Based upon a Schedule 13G (Amendment No. 3) filed with the SEC on February 14, 2017, Clearbridge Investments, LLC (“Clearbridge Investments”) beneficially owns 4,118,095 shares of Class A Common Stock. Clearbridge Investments has sole voting power over 3,995,263 shares of Class A Common Stock and sole dispositive power over 4,118,095 shares of Class A Common Stock. Clearbridge Investments is not affiliated with ClearBridge Compensation Group, the independent compensation consultant to the Compensation Committee of the Company’s Board.

(33)

Based upon a Schedule 13G filed with the SEC on January 30, 2017, BlackRock, Inc. (“BlackRock”) beneficially owns 3,753,204 shares of Class A Common Stock. BlackRock has sole voting power over 3,610,359 shares of Class A Common Stock and sole dispositive power over 3,753,204 shares of Class A Common Stock.

Charles F. Dolan, members of his family and related family entities, by virtue of their ownership of Class B Common Stock, are able collectively to control stockholder decisions on matters on which holders of Class A Common Stock and Class B Common Stock vote together as a single class, and to elect up to 75% of the Company’s Board. Charles F. Dolan, members of the Dolan family and related family entities are parties to a Stockholders Agreement, which has the effect of causing the voting power of the Class B stockholders to be cast as a block on all matters to be voted on by holders of Class B Common Stock. Under the Stockholders Agreement, the shares of Class B Common Stock owned by members of the Dolan family group are to be voted on all matters in accordance with the determination of the Dolan Family Committee, except that the decisions of the Dolan Family Committee are non-binding with respect to the Class B shares owned by certain Dolan family trusts that collectively own approximately 40.5% of the outstanding Class B Common Stock. The Dolan Family Committee consists of Charles F. Dolan and his six children, James L. Dolan, Patrick F.

Dolan, Thomas C. Dolan, Kathleen M. Dolan, Deborah A. Dolan-Sweeney and Marianne Dolan Weber, or their designees (collectively, the “Dolan Siblings”). The Dolan Family Committee generally acts by a majority vote, except that a going private transaction must be approved by a two-thirds vote and a change in control transaction must be approved by not less than all but one vote. The voting members of the Dolan Family Committee are James L. Dolan, Thomas C. Dolan, Kathleen M. Dolan, Deborah A. Dolan-Sweeney and Marianne Dolan Weber, with each member having one vote other than James L. Dolan, who has two votes. Because James L. Dolan has two votes, he has the ability to block Dolan Family Committee approval of any Company change in control transaction. The Stockholders Agreement also contains certain transfer restrictions, rights of first offer, rights of first refusal, tag-along rights and drag-along rights, all of which are for the benefit of, and waivable and enforceable by, the Class B stockholders and not the Company.

Charles F. Dolan, all other holders of Class B Common Stock (other than the Charles F. Dolan Children Trusts), the Dolan Children’s Foundation, the Dolan Family Foundation and the Company have entered into a registration rights agreement (the “Dolan Registration Rights Agreement”). Under this agreement, the Company will provide the parties to the Dolan Registration Rights Agreement (the “Dolan Parties”) (and, in certain cases, transferees and pledgees of shares of Class B Common Stock owned by these parties) with certain demand and piggy-back registration rights with respect to their shares of Class A Common Stock (including those issued upon conversion of shares of Class B Common Stock). As of October 10, 2017, the Dolan Parties owned approximately 8.1 million shares of Class B Common Stock (the “Dolan Shares”), which represented approximately 60% of our Class B Common Stock as well as 1.4 million shares of Class A Common Stock (including options), which represented approximately 2.2% of our Class A Common Stock. Such shares of Class B Common Stock and Class A Common Stock, collectively, represented 12.6% of our Common Stock and 41.8% of the aggregate voting power of our Common Stock.

The Charles F. Dolan Children Trusts (the “Children Trusts”) and the Company have entered into a registration rights agreement (the “Children Trusts Registration Rights Agreement”). Under this agreement, the Company will provide the Children Trusts (and, in certain cases, transferees and pledgees of shares of Class B Common Stock owned by these parties) with certain demand and piggy-back registration rights with respect to their shares of Class A Common Stock (including those issued upon conversion of shares of Class B Common Stock). As of October 10, 2017, the Children Trusts owned 5,468,695 shares of Class B Common Stock (the “Children Trust Shares”), which represented approximately 40.2% of our Class B Common Stock, as well as 271,228 shares of Class A Common Stock, which represented approximately 0.4% of our Class A Common Stock. Such shares of Class B Common Stock and Class A Common Stock, collectively, represented approximately 7.6% of our Common Stock and 27.8% of the aggregate voting power of our Common Stock.

In the Children Trusts Registration Rights Agreement, each Children Trust has agreed that in the case of any sale or disposition of its shares of Class B Common Stock (other than to Charles F. Dolan or other Dolan family interests) by such Children Trust, or of any of the Children Trust Shares by any other Dolan family interest to which such shares of Class B Common Stock are transferred, such stock will be converted to Class A Common Stock. The Dolan Registration Rights Agreement does not include a comparable conversion obligation, and the conversion obligation in the Children Trusts Registration Rights Agreement does not apply to the Dolan Shares.

The Dolan Registration Rights Agreement and the Children Trusts Registration Rights Agreement are included as exhibits to our 2017 Form 10-K, and the foregoing discussion of those agreements is qualified in its entirety by reference to those agreements as filed.

OTHER MATTERS

STOCKHOLDER PROPOSALS FOR 2018 ANNUAL MEETING

Our stockholders who, in accordance with Rule 14a-8 of the Exchange Act, wish to present proposals at our 2018 annual meeting and have those proposals included in the proxy materials to be distributed by us in connection with our 2018 annual meeting must submit their proposals to MSG Networks Inc., Corporate Secretary, 11 Pennsylvania Plaza, New York, NY 10001 on or before June 29, 2018. Any such proposal must meet the requirements set forth in the rules and regulations of the SEC, including Rule 14a-8, in order for such proposal to be eligible for inclusion in our 2018 proxy statement.

In accordance with our Amended By-Laws, in order for proposals, including stockholder director nominations for election, to be properly brought before the 2018 annual meeting, notice of any proposal to be presented by any stockholder must be delivered to MSG Networks Inc., Corporate Secretary, 11 Pennsylvania Plaza, New York, NY 10001, not less than 60 nor more than 90 days prior to the date of the annual meeting. If, however, the date of the meeting is publicly announced or disclosed less than 70 days prior to the date of the meeting, such notice must be given not more than ten days after such date is first announced or disclosed. Any stockholder who gives notice of any such proposal shall deliver the text of the proposal to be presented and a brief written statement of the reasons why such stockholder favors the proposal and set forth the stockholder’s name and address, the number and class of all shares of each class of stock of the Company beneficially owned by the stockholder and any material interest of such stockholder in the proposal (other than as a stockholder). Any stockholder desiring to nominate any person for election as a director of the Company shall deliver with such notice a statement in writing setting forth the name of the person to be nominated, the number and class of all shares of each class of stock of the Company beneficially owned by such person, the information regarding such person required by Item 401 of Regulation S-K adopted by the SEC (or the corresponding provisions of any regulation subsequently adopted by the SEC applicable to the Company), such person’s signed consent to serve as a director of the Company if elected, such stockholder’s name and address and the number and class of all shares of each class of stock of the Company beneficially owned by the stockholder.

ADVANCE NOTICE OF PROXY HOLDERS AND QUALIFIED REPRESENTATIVES

Our stockholders must provide advance written notice to the Company if they intend to have any legal proxy (other than the persons appointed as proxies on the Company’s proxy card) or qualified representative attend the annual meeting on their behalf. The notice must include the name and address of the legal proxy or qualified representative and must be received by 5:00 p.m. on November 30, 2017 in order to allow enough time for the issuance of an admission ticket to such person. Notices should be directed to MSG Networks Inc., Attention: Corporate Secretary, 11 Pennsylvania Plaza, New York, NY 10001.

2017 FORM 10-K

A copy of the Company’s 2017 Form 10-K, as filed with the SEC, will be sent to any stockholder, without charge, by regular mail or by email upon written request addressed to MSG Networks Inc., Attention: Corporate Secretary, 11 Pennsylvania Plaza, New

York, NY 10001. You also may obtain our 2017 Form 10-K by Internet at the SEC’s website, www.sec.gov, or at www.msgnetworks.com by clicking on “Investors,” then “Financials & Filings” and following the link from our “SEC Filings” page.

LAWRENCE J. BURIAN

Executive Vice President, General Counsel and Secretary

New York, NY

October 27, 2017

ANNEX A – RECONCILIATION OF NON-GAAP AMOUNTS

ADJUSTED OPERATING INCOME

The Company believes that presenting AOI, a non-GAAP measure, is meaningful, as it reflects measures considered by the Compensation Committee in making its compensation determinations. The Company defines AOI as operating income before (1) depreciation, amortization and impairments of property and equipment and intangible assets, (2) share-based compensation expense or benefit, (3) restructuring charges or credits and (4) gains or losses on sales or dispositions of businesses. Because it is based upon operating income, AOI also excludes interest expense (including cash interest expense) and other non-operating income and expense items. The Company believes that the exclusion of share-based compensation expense or benefit allows investors to better track the performance of the Company without regard to the settlement of an obligation that is not expected to be made in cash. The Company believes AOI is an appropriate measure for evaluating the operating performance of the Company. AOI and similar measures with similar titles are common performance measures used by investors and analysts to analyze our performance. Internally, the Company uses revenues and AOI measures as the most important indicators of our business performance, and evaluates management’s effectiveness with specific reference to these indicators. AOI should be viewed as a supplement to and not a substitute for operating income, net income, cash flows from operating activities, and other measures of performance and/or liquidity presented in accordance with U.S. generally accepted accounting principles (“GAAP”). Since AOI is not a measure of performance calculated in accordance with GAAP, this measure may not be comparable to similar measures with similar titles used by other companies. All dollar amounts included in this Annex A are presented in thousands, except as otherwise noted.

The following is a reconciliation of operating income (GAAP) to AOI (non-GAAP):

	Twelve Months Ended June 30,
	2017	2016
Operating income	$313,264	$273,586
Share-based compensation expense	9,931	9,266
Depreciation and amortization	10,296	14,583

Adjusted operating income	$333,491	$297,435

Note: For the twelve months ended June 30, 2016, the reported financial results of MSG Networks reflect the 2016 fiscal year first quarter results of the sports and entertainment businesses of The Madison Square Garden Company as discontinued operations. In addition, results from continuing operations for the first quarter of the 2016 fiscal year include certain corporate overhead expenses that MSG Networks did not incur during the twelve months ending June 30, 2017 and does not expect to incur in future periods, but which did not meet the criteria for inclusion in discontinued operations.

A-1

Set forth below is a calculation of the Company’s leverage ratio:

June 30, 2017
Cash and cash equivalents	$141,087
Credit facility debt(1)	1,321,250

Net debt	$1,180,163

Leverage ratio(2)	3.5x

(1)	Represents aggregate principal amount of debt outstanding.

(2)	Represents net debt divided by AOI for the twelve
months ended June 30, 2017, which differs from the covenant calculation contained in the Company’s credit facility.

FREE CASH FLOW

The Company defines Free Cash Flow (“FCF”) as net cash provided by operating activities from continuing operations less capital expenditures. The Company believes that FCF is useful as an indicator of the Company’s overall ability to generate liquidity, as the amount of FCF generated in any period is representative of cash that is generated for debt repayment, investment, and other discretionary and non-discretionary cash uses. The Company also believes that FCF is one of several benchmarks used by analysts and investors for comparison of the Company’s generation of liquidity with other companies in the industry, although the

Company’s measure of FCF may not be directly comparable to similar measures reported by other companies. The Company believes the most comparable GAAP financial measure is net cash provided by operating activities from continuing operations. Net cash provided by operating activities from continuing operations excludes net cash provided by operating activities of discontinued operations.

The following is a reconciliation of net cash provided by operating activities from continuing operations (GAAP) to FCF (non-GAAP):

Twelve Months Ended
June 30, 2017
Net cash provided by operating activities from continuing operations	$197,158
Less: Capital expenditures	(4,894)

Free cash flow	$192,264

A-2

MSG NETWORKS INC. 11 PENNSYLVANIA PLAZA NEW YORK, NY 10001	YOUR VOTE IS IMPORTANT, PLEASE VOTE TODAY.
Vote by the Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week
Your Internet or telephone vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY THE INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on December 6, 2017 (December 5, 2017 for participants in the AMC Networks Inc. 401(k) Plan). Have your proxy card in hand when you access the website and then follow the instructions provided.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by MSG Networks Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and Annual Reports on Form 10-K electronically via email or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m., Eastern Time, on December 6, 2017 (December 5, 2017 for participants in the AMC Networks Inc. 401(k) Plan). Have your proxy card in hand when you call and then follow the instructions provided.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to MSG Networks Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by December 6, 2017 (December 5, 2017 for participants in the AMC Networks Inc. 401(k) Plan).

Stockholder Meeting Registration: You must register to attend the annual meeting. Go to the “Register for Meeting” link at www.proxyvote.com to register.

If you vote by the Internet or by telephone you do NOT need to mail back your proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E33636-P98758-Z71187	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MSG NETWORKS INC.

Unless otherwise specified in the spaces provided, the undersigned’s vote is cast FOR the election of the director nominees listed in Proposal 1 and FOR Proposals 2 and 3 and FOR THREE YEARS on Proposal 4 below, as more fully described in the accompanying Proxy Statement.

For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) for whom you do not wish to vote on the line below.

The Board of Directors recommends you vote FOR ALL the following director nominees:

1. Election of the following nominees as directors:

(01) Joseph J. Lhota
(02) Joel M. Litvin
(03) John L. Sykes

The Board of Directors recommends you vote FOR the following proposals:		For	Against	Abstain

2. To ratify the appointment of KPMG LLP as independent registered public accounting firm of the Company for fiscal year 2018.		☐	☐	☐

3. To approve, on an advisory basis, the compensation of our named executive officers.		☐	☐	☐

The Board of Directors recommends you vote FOR THREE YEARS on the following proposal:	3 Years	2 Years	1 Year	Abstain

4. An advisory vote on the frequency of future advisory votes on the compensation of our named executive officers.	☐	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Your signature should appear the same as your name appears. If signing as attorney, executor, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When a corporation gives the proxy, it should be signed by an authorized officer and the corporate seal affixed.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders:

The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

FOLD AND DETACH HERE	E33637-P98758 -Z71187

CLASS A PROXY CARD
MSG NETWORKS INC. Solicited by the Board of Directors for the Annual Meeting of Stockholders on December 7, 2017

The undersigned hereby appoints Andrea Greenberg, Bret Richter and Lawrence J. Burian, and each of them, jointly and severally, proxies with full power of substitution, to vote all stock of MSG Networks Inc. (the “Company”) which the undersigned is entitled to vote at the Company’s Annual Meeting of Stockholders to be held at The Paley Center for Media, 25 West 52nd Street, New York, New York 10019, on Thursday, December 7, 2017, at 10:00 a.m., Eastern Time, and any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as stated on the reverse side. If you sign and return this proxy card but do not give any direction, these shares will be voted FOR each of the director nominees in Proposal 1, FOR Proposals 2 and 3 and FOR THREE YEARS on Proposal 4, in the discretion of the proxies, and upon such other matters as may properly come before the Annual Meeting and at any adjournment or postponement thereof.

Attention participants in the AMC Networks Inc. 401(k) Plan: If you hold shares of the Company’s Class A Common Stock through the AMC Networks Inc. 401(k) Plan, you should complete, sign and return this proxy card to instruct Fidelity Management Trust Company, as Trustee of the AMC Networks Inc. 401(k) Plan, how to vote these shares. Your proxy must be received no later than 11:59 p.m., Eastern Time, on December 5, 2017 so that the Trustee (who votes the shares on behalf of the AMC Networks Inc. 401(k) Plan’s participants) has adequate time to tabulate the voting instructions. Fidelity Management Trust Company shall not vote shares of the Company’s Class A Common Stock allocated to a participant’s account for which it has not received instructions from the participant. Please read the enclosed Proxy Statement for more information.

Important Notice: To attend the stockholder meeting you must have an admission ticket. To obtain an admission ticket, go to www.proxyvote.com or call 1-844-318-0137 (toll free) or 925-331-6070 (international). The deadline to obtain an admission ticket is 5:00 p.m., Eastern Time, on November 30, 2017. For further details, see “How do I attend the 2017 annual meeting in person and what identification must I show?” in the Proxy Statement. In addition, video and audio recording devices and other electronic devices will not be permitted at the meeting and attendees will be subject to security inspections.

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting, the Proxy Statement and Annual Report on Form 10-K of the Company.

(Continued and to be signed on the reverse side)

MSG NETWORKS INC. 11 PENNSYLVANIA PLAZA NEW YORK, NY 10001	YOUR VOTE IS IMPORTANT, PLEASE VOTE TODAY.
Vote by the Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week
Your Internet or telephone vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY THE INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on December 6, 2017. Have your proxy card in hand when you access the website and then follow the instructions provided.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by MSG Networks Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and Annual Reports on Form 10-K electronically via email or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m., Eastern Time, on December 6, 2017. Have your proxy card in hand when you call and then follow the instructions provided.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to MSG Networks Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by December 6, 2017.

Stockholder Meeting Registration: You must register to attend the annual meeting. Go to the “Register for Meeting” link at www.proxyvote.com to register.

If you vote by the Internet or by telephone you do NOT need to mail back your proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E33638-Z71193	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MSG NETWORKS INC.

Unless otherwise specified in the spaces provided, the undersigned’s vote is cast FOR the election of the director nominees listed in Proposal 1 and FOR Proposals 2 and 3 and FOR THREE YEARS on Proposal 4 below, as more fully described in the accompanying Proxy Statement.

		For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) for whom you do not wish to vote on the line below.

The Board of Directors recommends you vote FOR the following director nominees:

1. Election of the following nominees as directors:

(01) James L. Dolan	(06) Quentin F. Dolan
(02) William J. Bell	(07) Wilt Hildenbrand
(03) Charles F. Dolan	(08) Hank J. Ratner
(04) Paul J. Dolan	(09) Brian G. Sweeney
(05) Thomas C. Dolan

The Board of Directors recommends you vote FOR the following proposals:		For	Against	Abstain

2. To ratify the appointment of KPMG LLP as independent registered public accounting firm of the Company for fiscal year 2018.		☐	☐	☐

3. To approve, on an advisory basis, the compensation of our named executive officers.		☐	☐	☐

The Board of Directors recommends you vote FOR THREE YEARS on the following proposal:	3 Years	2 Years	1 Year	Abstain

4. An advisory vote on the frequency of future advisory votes on the compensation of our named executive officers.	☐	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Your signature should appear the same as your name appears. If signing as attorney, executor, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When a corporation gives the proxy, it should be signed by an authorized officer and the corporate seal affixed.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders:

The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

FOLD AND DETACH HERE	E33639-Z71193

CLASS B PROXY CARD

MSG NETWORKS INC.
Solicited by the Board of Directors for the
Annual Meeting of Stockholders on December 7, 2017

The undersigned hereby appoints Andrea Greenberg, Bret Richter and Lawrence J. Burian, and each of them, jointly and severally, proxies with full power of substitution, to vote all stock of MSG Networks Inc. (the “Company”) which the undersigned is entitled to vote at the Company’s Annual Meeting of Stockholders to be held at The Paley Center for Media, 25 West 52nd Street, New York, New York 10019, on Thursday, December 7, 2017, at 10:00 a.m., Eastern Time, and any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as stated on the reverse side. If you sign and return this proxy card but do not give any direction, these shares will be voted FOR each of the director nominees in Proposal 1, FOR Proposals 2 and 3 and FOR THREE YEARS on Proposal 4, in the discretion of the proxies, and upon such other matters as may properly come before the Annual Meeting and at any adjournment or postponement thereof.

Important Notice: To attend the stockholder meeting you must have an admission ticket. To obtain an admission ticket, go to www.proxyvote.com or call 1-844-318-0137 (toll free) or 925-331-6070 (international). The deadline to obtain an admission ticket is 5:00 p.m., Eastern Time, on November 30, 2017. For further details, see “How do I attend the 2017 annual meeting in person and what identification must I show?” in the Proxy Statement. In addition, video and audio recording devices and other electronic devices will not be permitted at the meeting and attendees will be subject to security inspections.

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting, the Proxy Statement and Annual Report on Form 10-K of the Company.

(Continued and to be signed on the reverse side)

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on December 7, 2017

Meeting Information
	Meeting Type:	Annual Meeting
	For holders as of:	October 13, 2017
Date: December 7, 2017 Time: 10:00 a.m. Eastern Time
Location: The Paley Center for Media
25 West 52nd Street
New York, NY 10019
MSG NETWORKS INC. 11 PENNSYLVANIA PLAZA NEW YORK, NY 10001	You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE	PROXY STATEMENT	ANNUAL REPORT ON FORM 10-K

How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you would like to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

	1) BY INTERNET:	www.proxyvote.com
	2) BY TELEPHONE:	1-800-579-1639
	3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 24, 2017 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: You may vote in person at the meeting. If you do not own the shares directly, you must have a legal proxy to vote the shares at the meeting. At the annual meeting, you will need to request a ballot to vote these shares. You must bring with you your admission ticket and a valid government-issued photo identification card (federal, state, or local), such as a driver’s license or passport. Persons without an admission ticket and proper identification may be denied admission to the annual meeting. Video and audio recording devices will not be permitted at the annual meeting, and attendees will be subject to security inspections. Please check the proxy materials for additional requirements for, and information on, annual meeting admission requirements.

Vote By Internet: To vote by the Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) and follow the instructions. Proxies submitted by the Internet must be received by 11:59 p.m. Eastern Time on December 6, 2017 (December 5, 2017 for participants in the AMC Networks Inc. 401(k) Plan).

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
Stockholder Meeting Registration: You must register to attend the annual meeting. Go to the “Register for Meeting” link at www.proxyvote.com to register.

Voting Items

Proposals to be voted on by the Class A Common Stockholders at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends you vote FOR ALL the following director nominees:

1.	Election of the following nominees as directors:

(01) Joseph J. Lhota
(02) Joel M. Litvin
(03) John L. Sykes

The Board of Directors recommends you vote FOR the following proposals:

2.	To ratify the appointment of KPMG LLP as independent registered public accounting firm of the Company for fiscal year 2018.

3.	To approve, on an advisory basis, the compensation of our named executive officers.

The Board of Directors recommends you vote FOR THREE YEARS on the following proposal:

4.	An advisory vote on the frequency of future advisory votes on the compensation of our named executive officers.

Please do not submit this card. Please refer to the “How To Vote” section of this notice to view the voting instructions.